UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal & General Counsel

Two Greenwich Plaza

3rd Floor

Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203 742-3600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009 – June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Shareholder Letter

AQR GLOBAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

Global equity markets had a rocky first half of the year in 2010. During the first half of the year, MSCI World Index (the “Index”) posted a negative return of -9.84%. After a small rise by 3.24% during the first quarter, the index declined 12.67% during the second quarter as concerns over the health of the European economies have intensified. During the first half of the year, the AQR Global Equity Fund Class N shares (the “Fund”) slightly outperformed its benchmark index, declining by -9.70%.

The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country, and by using futures and forwards contracts to over and under-weight the portfolio’s exposures to each country and to each currency. Each of these decisions is made independently. In the first half of the year, the stock and currency selection strategies contributed positively to the performance while the country selection strategy has detracted. Detail on each strategy is provided below.

Our stock selection strategies performed well for the first half of 2010, contributing almost 140 basis points (“bp”) to the Fund. The primary drivers of the positive performance were strong performance in the US and the continental European portfolios. Our strategies in other regions were mostly flat. In the US, overweighting cheap companies with strong fundamentals and growth prospects contributed to the positive performance. In continental Europe we observed positive performance across nearly all investment themes in our process with no particular theme dominating. In the U.K., valuation oriented themes underperformed but this was more than balanced by good performance in momentum signals. In Japan, performance was driven by a poor period for momentum both within and across industries. Good performance by valuation mostly offset this.

Our stock selection strategy remains broadly diversified across over seven hundred names, with any individual position representing a small active weight against the benchmark. The portfolio as a whole is overweight cheaper stocks with better momentum and earnings quality.

The country selection strategy was a negative contributor to the performance, stemming from underperformance in the first quarter. The strategy held up well during the second quarter with a small positive contribution, weathering the large market movements in early May. Overweight positions in Italy and Spain were the top detractors. On the positive side, the underweight position in the Australian equities was the top contributor which helped offset the underperformance. On a factor level, value themes have lagged, while momentum was about flat, lagging in Q1, but recovering in Q2.

Our country views continue to favor European markets as a whole versus underweights in the Asia/Pacific regions. Intra-Europe, the model has been adjusting the views to incorporate changing valuations, price and fundamental momentum

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Shareholder Letter

AQR GLOBAL EQUITY FUND

signals. One example is the decrease in the overweights of Spain and Italy, where these countries started as our top second and third positions and subsequently were reduced to the sixth and fourth rank due to price momentum deterioration in the case of Spain and due to weakening of relative valuations in the case of Italy. In their place the model increased its overweight in the UK based on improvement in valuations, as well as diversified its holdings to also include France which has moved to a modest overweight by the middle of the year. The Netherlands remained our top favorite market throughout the period based on several of our investment themes. Our position in Germany moved from an underweight to a modest overweight based on strong price momentum signals supported by upward earnings revisions. Finally, we remain bearish on Australia which continues to be our largest underweight, followed by underweights in Japan and the US.

Model positioning is currently driven primarily by value signals, with price and fundamental momentum moderating the value-driven views. Hence, our top two overweights, the Netherlands and the UK, rank positively on all three themes. France is our top third overweight; however the weak relative price momentum signal is offsetting a portion of the positive view from its value indicators. On the underweight side, our two least favored positions, Australia and Japan load negatively or flat on each of the themes. The hawkish interest rate policy continues to send a negative signal for the Australian equities, while the strong performance of the Japanese yen is expected to hurt the competitiveness of the Japanese exporters. Our third biggest underweight in the US equities is driven by a combination of value and fundamental momentum signals.

The currency selection strategy was a positive contributor in the first half of 2010. The positive performance was concentrated in the first quarter with the second quarter nearly flat. The underweight position in the Euro has been our top contributor during the period, helping to diversify our overweight positioning in the European equities. Another contributor was our overweight position in the Australian dollar, with gains concentrated in the first quarter. Within Europe, overweight positions in the Norwegian Krone and the Swedish Krona have additionally detracted from the performance. The underweight in the Japanese yen was another big detractor as the yen showed strong gains versus other currencies over the period. On a factor level, momentum factors have shown steady performance, with carry staying about flat where a sizable loss in May offset earlier gains. Value signals have not been meaningful contributors during this period.

Our currency views continue to dislike the Euro which has remained our top underweight position throughout the period. The Euro combines negative views stemming from carry, price and fundamental momentum. On the valuation side the signals turned positive as the Euro continued underperforming other currencies. However, the improved valuations are not enough to overcome negative signals from other indicators, and the model continues to maintain a significant underweight position in the Euro. On the overweight side, the portfolio has maintained its overweight in the Norwegian Krone as it continued to be strong on carry indicators. The positioning in the Swedish Krona more than doubled to a sizable overweight driven by improvements in the interest rate signals as well as fundamental momentum indicators. On the other side, the positioning in the Australian dollar moved from a top overweight to about flat based on deterioration in its price momentum, as well as weakness in the Australian equity market. This reduction of the Aussie position helped the model to limit losses during weak carry performance in May.

Going into the second half of the year, we are underweight the Euro on a combination of carry, price and fundamental indicators, followed up by underweights in the US and the Canadian dollar driven by weak interest rates and fundamental momentum signals. On the overweight side, the model favors the Norwegian Krone and the Swedish Krona motivated primarily by carry, price and fundamental momentum signals, with additional support from the value signal for the Swedish Krona.

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Shareholder Letter

AQR GLOBAL EQUITY FUND

Performance shown is past performance. Past performance does not guarantee future results.

Principal Risks: The Fund uses derivatives to manage its country and currency exposures. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Fund is not suitable for all investors.

An investment in any of the AQR Funds involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

DEFINITIONS:

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, North America and the Asia Pacific Region. You can not invest directly in an index.

Bearish: A belief that a particular security, sector or the overall market will fall.

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

Hawkish Interest Rate Policy: A monetary policy which favors higher interest rates, tighter monetary controls and restrictive credit.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

Price to Book: A valuation ratio of a company’s current share price compared to its book value.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Valuation: A process of determining the current worth of an asset or company.

Volatility: The relative rate at which the price of a security moves up and down.

Correlation: A measurement to identify the relationship and impact on return of two or more assets.

AQR Funds	Semi-Annual Report	June 2010	4

Shareholder Letter

AQR INTERNATIONAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

International equity markets had a rocky first half of the year in 2010. During the first half of the year, MSCI EAFE Index (the “Index”) posted a negative return of -13.23%. After a small increase of 87bp during the first quarter, the index declined by about 14% during the second quarter as concerns over the health of the European economies have intensified. During the same period, the AQR International Equity Fund Class N shares (the “Fund”) underperformed its benchmark index by 90bp, posting a negative return of -14.13%.

The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country, and by using futures and forwards contracts to over and under-weight the portfolio’s exposures to each country and to each currency. Each of these decisions is made independently. In the first half of the year, the stock and currency selection strategies contributed positively to the performance while the country selection strategy has detracted, with the net result of modest underperformance. Detail on each strategy is provided below.

Our stock selection strategies performed well for the first half of 2010, contributing almost 100 basis points to the fund. The primary driver of the positive performance was strong performance in the continental European portfolio. Our strategy in Japan was a moderate detractor, while the U.K. was slightly up. In continental Europe we observed positive performance across nearly all investment themes in our process with no particular theme dominating. In the U.K., valuation oriented themes underperformed but this was more than balanced by good performance in momentum signals. In Japan, performance was driven by a poor period for momentum both within and across industries. Good performance by valuation mostly offset this.

Our stock selection strategy remains broadly diversified across over four hundred names, with any individual position representing a small active weight against the benchmark. The portfolio as a whole is overweight cheaper stocks with better momentum and earnings quality.

The country selection strategy was a negative contributor to the performance, stemming from underperformance in the first quarter. Notably, the strategy held up well during the second quarter with a small positive contribution, weathering the large market movements in early May. Overweight positions in Italy and Spain were the top detractors during the first half of the year. On the positive side, our overweight position in the Netherlands contributed positively as did the underweight position in the Australian equities. On a factor level, value themes have lagged, while momentum was about flat, lagging in Q1, but recovering in Q2.

Our country views continue to favor European markets as a whole versus underweights in the Asia/Pacific region. However, the model has been adjusting the European views to incorporate changing valuations, price and fundamental momentum signals. One example is the decrease in the overweight of Italy, where we started the year with Italy as our top position and subsequently reduced the position by more than

AQR Funds	Semi-Annual Report	June 2010	5

Shareholder Letter

AQR INTERNATIONAL EQUITY FUND

a half due to deterioration in its relative valuations. At the same time, the model increased its overweight in the UK based on improvement in valuations, as well as diversified its value bet to also include France which moved from about flat position early in the year, to a modest overview by the middle of the year. The Netherlands and Spain remained our top favorite markets throughout the period. Our position in Germany moved from an underweight to a modest overweight based on strong price momentum signals supported by upward earnings revisions. In Sweden, the model shifted from a flat to an underweight position as the rally in Swedish equities made their valuation look less attractive versus other markets. In addition, we remain bearish on Japan and Australia which continue to be our largest underweights.

Model positioning is currently driven primarily by value signals, with price and fundamental momentum moderating the value-driven views. Hence, our top two overweights, the Netherlands and the UK, rank positively on all three themes. France is our top third overweight; however the weak relative price momentum signal is offsetting a portion of the positive view from the value indicators. On the opposite side, our two biggest underweights, Australia and Japan load negatively or flat on each of the themes. The hawkish interest rate policy continues to send negative signals for the Australian equities, while the strong performance of the Japanese yen is expected to hurt the competitiveness of the Japanese exporters. Our third biggest underweight is in the Swiss equities where expensive valuations continue to overcome positive price and fundamental momentum signals.

The currency selection strategy was a positive contributor in the first half of 2010. Positive performance in the first quarter was partially offset by losses in the second quarter, as some of the carry-driven positions gave back earlier gains amidst volatile markets in May. The underweight position in the Euro has been our top contributor during the period, helping to diversify our overweight positioning in the European equities. Another contributor was our overweight position in the Australian dollar, with gains concentrated in the first quarter. The underweight in the Japanese yen was the top detractor as the yen showed strong gains versus other currencies over the period. Within Europe, overweight positions in the Norwegian Krone and the Swedish Krona have additionally detracted from the performance. On a factor level, momentum factors have shown steady performance, with carry staying positive overall with a sizable dip in May. Value signals have not been meaningful contributors during this period.

Our currency views continue to dislike the Euro which has remained our top underweight position throughout the period. The Euro combines negative views stemming from carry, price and fundamental momentum. On the valuation side the signals turned positive as the Euro continued to underperform other currencies. However, the improved valuations are not enough to overcome negative signals from other indicators, and the model continues to maintain a significant underweight position in the Euro. On the overweight side, the portfolio has increased its overweight in the Norwegian Krone as its valuation improved. The positioning in the Swedish Krona changed from about flat versus the benchmark to a significant overweight driven by improvements in the interest rate signals as well as fundamental momentum indicators. On the other side, the positioning in the Australian dollar moved from the top overweight to about flat based on deterioration in its price momentum, as well as weakness in the Australian equity market. This reduction of the Aussie position helped the model to limit losses during weak carry performance in May.

Going into the second half of the year, the key positions are an underweight of the Euro vs. overweights of the Norwegian Krone and the Swedish Krona. These positions are motivated primarily by carry, price and fundamental momentum signals, with additional support from the value signals for the Swedish Krona.

Performance shown is past performance. Past performance does not guarantee future results.

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Shareholder Letter

AQR INTERNATIONAL EQUITY FUND

Principal Risks: The Fund uses derivatives to manage its country and currency exposures. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Fund is not suitable for all investors.

An investment in any of the AQR Funds involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

DEFINITIONS:

The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. You can not invest directly in an index.

Bearish: A belief that a particular security, sector or the overall market will fall.

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

Hawkish Interest Rate Policy: A monetary policy which favors higher interest rates, tighter monetary controls and restrictive credit.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

Price to Book: A valuation ratio of a company’s current share price compared to its book value.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Valuation: A process of determining the current worth of an asset or company.

Volatility: The relative rate at which the price of a security moves up and down.

Correlation: A measurement to identify the relationship and impact on return of two or more assets.

AQR Funds	Semi-Annual Report	June 2010	7

Shareholder Letter

AQR DIVERSIFIED ARBITRAGE FUND

Ronen Israel

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Lars Nielsen

Principal

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The Diversified Arbitrage Fund (the “Fund”) returned 0.65% for the Fund’s Class N Shares during the first six months of the 2010 calendar year. During the corresponding period, the Merrill Lynch 3-Month Treasury Bill Index (the Fund’s benchmark) returned 0.05% and the S&P 500 Index returned -6.65%. Based on monthly return data, the Fund’s equity market beta (relative to the S&P 500) from January 1, 2010 through June 30, 2010 is 0.10 and its annualized volatility is 3.6%.

Arbitrage markets were largely stable during the first half of the year, aside from minor disruptions in May when economic uncertainty increased commensurate with an increase in European sovereign risk and a worsening outlook for the global economy. Though the performance for the first half of the year exceeded the return to the Treasury-bill benchmark, the increased economic uncertainty during May resulted in wider arbitrage spreads and temporary mark-to-market losses. Importantly, in our opinion the Fund did not realize any material permanent losses caused by adverse events such as bankruptcies or merger cancellations.

The Fund invests in multiple arbitrage and alternative-investment strategies, and tactically allocates to various strategies based on relative attractiveness. As displayed in the Table below, strategy weights have varied throughout the past 12 months. Specifically, as merger deal flow increased during the latter half of 2009, the Fund increased its exposure to merger arbitrage. Conversely, the Fund reduced its exposure to convertible arbitrage during the first half of 2010 bringing the weight in convertible arbitrage close to what we expect to be the long-term average. One reason for the reduction in convertible arbitrage exposure involves opportunities in short-dated corporate debt (see discussion below). The weight in credit-related trades increased from 1% at the end of 2009 to 13% at the end of the 2010 second quarter. The Fund’s allocation to SPACs (Special Purpose Acquisition Companies) during the first half of 2010 averaged 1%, far less than in 2009 when the allocation to SPACs peaked at 37%. Although the SPAC new-issue market is showing signs of early life, it is not robust and therefore, we do not anticipate having a material allocation to SPACs in the near future.

LONG POSITIONS BY STRATEGY AS % OF INVESTMENT IN SECURITIES
	6/30/09	12/31/09	6/30/10
Convertible Arbitrage	49%	44%	35%
Merger Arbitrage	19%	34%	34%
Credit	0%	1%	13%
Dual-Class Arbitrage	10%	12%	8%
Price Pressure	5%	4%	5%
SPACs	10%	1%	1%
Closed-End Fund Arbitrage	5%	2%	1%
Other Arbitrage and Alternative Investment Strategies	2%	2%	3%

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Shareholder Letter

AQR DIVERSIFIED ARBITRAGE FUND

Notwithstanding the reduction in the allocation to the convertible arbitrage strategy, it continues to have the largest strategy weight. As discussed in detail in the 2009 year-end letter, the convertible bond market unraveled during the 2008 financial crisis causing convertible bonds to trade at significant discounts to fundamental values. As financial markets began to stabilize following the spring of 2009, convertible cheapness began to revert to historical levels. However, in the process, ownership shifted away from convertible arbitrage hedge funds toward long-only funds. Many of these funds are based in Europe and were directly affected by the European sovereign risk concerns experienced in May. Their selling pressure caused convertible bonds to cheapen relative to recent levels, imposing mark-to-market losses on the convertible strategy. The losses were small, amounting to less than 0.10% to the Fund’s return over the first half of the year. However, as a result of the increased cheapness, opportunities in convertible arbitrage improved. As of June 30, 2010, convertible bonds remain cheap relative to fundamental values and relative to history, and therefore, we remain optimistic with respect to the convertible arbitrage strategy. It is important to note that the Fund’s investment in a convertible bond is based on the cheapness of the bond relative to its fundamental value rather than on a view about the underlying stock price. Specifically, we hedge our long position and attempt to capture the cheapness of the convertible by shorting the stock of the underlying issuer, and by hedging systematic credit and interest rate risk.

Merger arbitrage, a well-known arbitrage strategy like convertible arbitrage, involves the purchase of shares of firms that are targets in announced mergers or reorganizations. For a merger where the consideration is the acquirer’s stock, the Fund seeks to hedge market exposure by shorting the stock of the acquiring company in an amount based on the exchange ratio specified in the merger agreement. Conditions for investing in merger arbitrage are especially attractive when deal spreads (the percentage difference between the consideration offered by the acquiring firm and the stock price of the target firm) are wide and when merger activity is robust. As deal flow began to increase during the latter part of 2009, the Fund increased its allocation to merger arbitrage to 34% and has maintained this allocation during the first half of 2010. Merger arbitrage generated 50% of the Fund’s return during the first half of the year. The Fund did not realize any notable adverse deal outcomes and mergers closed on schedule as originally planned. While deal flow has increased since the trough in 2009, it remains below average levels experienced over the past 10 years. If deal flow continues to increase, and we are confident this will eventually happen as corporations adjust and respond to changes in economic conditions, we expect that deal spreads will widen thereby creating higher expected returns to the strategy.

As mentioned above, the Fund increased its exposure to specific short-term (average duration of 12-15 months) corporate debentures during the first half of the year, particularly in May amid heightened economic uncertainty and European sovereign risk. Historically, as we have documented using our proprietary credit database, short-dated corporate debentures, particularly in the high-yield arena, produce excess returns after accounting for systematic credit and interest rate risk. We postulate that the reason for the excess returns is that fixed-income investors typically choose to exchange short-term debentures for longer-term debentures in order to generate higher-expected returns associated with bearing greater systematic credit risk. We focus on short-dated debentures issued by companies that have stable near-term cash flow and sufficient assets to retire the debenture at maturity. We view this trade as similar to a long-dated cash merger trade, but one in which the downside is contractually protected by the underlying indenture. This is not to say that the trade is absent risk. However, the systematic component of risk is minimal due to the short-dated nature of the debenture. Our analysis using our proprietary database shows that the modest systematic credit and interest rate risk may be hedged at the portfolio level using credit default swaps and Treasury futures. The remaining idiosyncratic risk is low and may be managed through diversification. Deleveraging caused by the increase in economic uncertainty in May of this year caused prices of short-dated corporate debentures to decrease. The Fund took advantage of the significantly higher risk-adjusted yields by selectively purchasing several short-dated corporate debentures and

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Shareholder Letter

AQR DIVERSIFIED ARBITRAGE FUND

contemporaneously hedging credit risk and interest rate risk at the portfolio level. This strategy contributed to the Fund’s net positive performance during the first half of the year.

On average, allocations to the other arbitrage strategies and alternative investments such as dual-class arbitrage, price pressure, and closed-end-fund arbitrage were small and did not change substantially over the first half of the year. Importantly, none of these other strategies generated significantly negative performance, and price pressure generated a moderately positive contribution to the Fund.

The Fund successfully preserved capital and generated a small return amidst a moderate decline in the stock market, staying true to its mandate of market-neutral investing. Going forward, we remain positive about the current level of cheapness of convertible bonds and the overall level of deal spreads in merger arbitrage. Specifically, convertible bonds remain cheap when compared to most historical periods and we will continue to maintain a substantial weight in this strategy. Although merger deal flow is below average, deal spreads remain at attractive levels. We expect that deal flow will increase and will allow the Fund to increase its exposure to this strategy. With respect to the event-driven and other alternative investments, we continue to tactically allocate capital where we observe attractive opportunities to generate positive risk-adjusted returns with low systematic risk. Overall, we expect numerous investable opportunities in the second half of the year which may position us to generate positive returns with low correlation to traditional asset classes.

Performance shown is past performance. Past performance does not guarantee future results.

Principal Risks: This Fund has the risk that the anticipated arbitrage opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. This Fund is not suitable for all Investors.

An investment in any of the AQR Funds involves risk, including loss of principal. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. The use of derivatives exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

AQR Funds are distributed by ALPS Distributors, Inc. This Material must be accompanied or preceded by the prospectus.

DEFINITIONS:

Arbitrage: The simultaneous purchase and sale of an asset or two related assets in order to profit from a difference in price.

Beta is a measure of the volatility of a security or portfolio in comparison to an index or the market as a whole, where a security with a beta of 1.0 has equivalent volatility to the index or market it is compared to

Cheapness: A measure of the discount a security price relative to its fundamental value

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Shareholder Letter

AQR DIVERSIFIED ARBITRAGE FUND

Convertible Bonds: Fixed-income securities that are convertible into common stock

Correlation: A measurement to identify the relationship and impact on return of two or more assets.

Dual-Class Arbitrage: An investment strategy wherein one simultaneously purchases and sells different share classes of the same company, seeking to profit from a price convergence.

Richness: A measure of the premium a security price relative to its fundamental value

Sovereign Risk: The probability that the government of a country will refuse to comply with the terms of a loan agreement during economically difficult or politically volatile times.

Spread: The percentage difference between two related securities.

S&P 500 Index: An Index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.

The Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Volatility: The relative rate at which the price of a security moves up and down.

AQR Funds	Semi-Annual Report	June 2010	11

Shareholder Letter

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Lasse Pederson

Principal

Yao Hua Ooi

Vice President

Dear Shareholder:

On July 6, 2010, the Managed Futures Strategy Fund (the “Fund”) celebrated its six month anniversary. From its inception date of January 6, 2010 through June 30, 2010, the Fund’s Class N shares returned -2.10% and realized an annualized volatility of 8.9%. During this same period, the Merrill Lynch 3-Month Treasury-Bill Index (the Fund’s benchmark) returned 0.05%. The S&P 500 returned -8.4% over this same period. The Fund’s assets grew to $196 MM by the end of June, reflecting strong investor demand for an actively run managed futures fund in the mutual fund space.

The Fund invests both long and short across a portfolio of futures contracts and futures-related instruments, utilizing more than 100 contracts across four major asset classes: commodities, currencies, fixed income and equity markets. The Fund pursues a trend-following strategy, and as such, it tends to perform well when there are persistent trends in markets and suffers when there is a lack of trends or when trends reverse sharply. In the first half of 2010, the Fund realized gains in currencies and fixed income, benefiting from a number of persistent trends, such as the weakening of the Euro and declines in government bond yields globally. However these gains were offset by losses in equity and commodity markets.

By design, the Fund tactically changes its allocation to the amount of risk it takes in pursing trends across the four major asset classes depending on the relative attractiveness of the trend-following opportunities within each asset class. The Fund will invest more in an asset classes when there are perceived strong trends across many assets within that particular asset class. The Fund began the year having its largest risk allocation in equities and currencies, but ended the first half of 2010 with its largest risk allocation in fixed income and commodities.

In addition, the Fund also tactically changes the level of risk it targets depending on the strength and correlation of trends across the four asset classes. The Fund started 2010 targeting close to 13% annualized volatility (the maximum ex-ante risk the Fund will target), as there were strong and correlated trends in equity and commodity markets following the strong performance of those markets in 2009, but reduced its overall risk target gradually over the first half of 2010 as those trends weakened. The target risk level for the fund at the end of the first half was 7%, which is slightly lower than the Fund’s long-term average target level of 10%. Below is a summary of the asset class risk exposures throughout the first half of 2010:

ASSET CLASS EXPOSURE (% OF RISK ALLOCATION)
	1/31/2010	3/31/2010	6/30/2010
Fixed Income	19.8%	12.5%	33.4%
Commodities	15.1%	17.1%	27.5%
Currencies	22.6%	22.6%	22.5%
Equities	42.5%	47.8%	16.6%

AQR Funds	Semi-Annual Report	June 2010	12

Shareholder Letter

AQR MANAGED FUTURES STRATEGY FUND

Within each of the asset classes, the Fund pursues short-term trend strategies, long-term trend strategies and over-extended trend strategies. Overall, short-term trend strategies performed poorly over the first half of 2010, particularly in commodity and equity markets where short-term trends did not persist, but rather reversed directions a number of times during the first six months of the year. Long-term trend strategies fared better than short-term trend strategies, but also detracted from the Fund’s performance overall, as long-term bullish trends in equity and commodity markets reversed in the second quarter. The over-extended trend strategies performed well over this period, most notably in commodities, where the Fund’s long exposures were reduced in this period on long-term overextended trend indicators.

The Fund gained 4.6% in the fixed income markets in the first half of 2010. The majority of the gains were driven by the Fund’s long positions in European and US government bonds and short-term interest rate futures, based on both positive short-term trends and long-term trends. Yields on government bonds of most maturities declined over this period as investors turned to safe-haven assets following fears of a European sovereign debt crisis, benefiting the Fund.

The Fund lost 4.5% in equities in the first half of 2010. The majority of the losses occurred in the second quarter, as strong short and long term trends in both developed and emerging equity markets reversed sharply following over fears of a European sovereign debt crisis, as well as a slowdown in global economic growth. By the end of the first half, the Fund had reduced long exposures significantly across equity markets, as short-term trends turned from being positive to negative over the first half of the year. The Fund still maintains a small long position in most equity markets on positive long-term trend signals.

The Fund lost 3.3% in commodities over the first half of 2010. While the Fund benefited from being long precious metals throughout the quarter, the gains were not sufficient to overcome losses suffered in energies, base metals and agricultural commodities. Similar to equities, the Fund suffered the majority of losses in the 2nd quarter of 2010, when positive short and long term trends reversed in the majority of commodity markets following fears of slower global economic growth in both developed and emerging markets.

In currencies, the Fund gained 1.1% over the first half of 2010. The majority of the gains came as a result of the Fund’s short position in the Euro throughout this period. The Fund was positioned short the Euro based on both short-term and long-term trend indicators, and profited as the Euro fell to its lowest level since 2006 over this period.

While the first half of 2010 had been a challenging period for the Fund, it also highlighted the benefits of the Fund’s approach in diversifying across various trend indicators and asset classes. We continue to pursue a risk-balanced approach in investing across the major asset classes, and trust that doing so will benefit the Fund in the long-run.

Performance shown is past performance. Past performance does not guarantee future results.

Principal Risks: The Fund uses derivatives to manage its country and currency exposures. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Fund is not suitable for all investors.

AQR Funds	Semi-Annual Report	June 2010	13

Shareholder Letter

AQR MANAGED FUTURES STRATEGY FUND

An investment in any of the AQR Funds involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

DEFINITIONS:

The Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments.

Volatility: The relative rate at which the price of a security moves up and down.

AQR Funds	Semi-Annual Report	June 2010	14

Shareholder Letter

AQR MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Dear Shareholder:

As the AQR Momentum Fund (the “Fund”) approaches its first full year, it faces continuing market uncertainty. Despite signs of recovery in the earlier half of this year, the Fund faced losses largely driven by overall performance of the US equity markets, posting a -7.30% return since December 31, 2009.

Compared to the Russell 1000® Index of large and mid-cap stocks, the Fund underperformed by 0.90%. Most of the underperformance was driven by stock momentum, meaning that within a given sector, stocks with relatively poor performance in 2009 outperformed their peers. For example, the Fund did not capture the upswing of certain beaten-down stocks in the Financials sector such as Bank of America and Wells Fargo early in the year. Due to a terrible start to 2009, these banks were not held in the Fund at the beginning of 2010, resulting in an underweight relative to the Russell 1000 Index. On the positive side in Information Technology, the Fund benefited from a relative overweight in Apple. Sector momentum (i.e. the sector over and under-weights implied by the momentum style) did not have a material impact on performance relative to the broader market. While the momentum style underperformed during the period in question, the benefits of investing in the momentum style need to be judged over the course of one or more business cycles, based both on the Fund’s return and its ability to provide diversification relative to the more traditional value and growth investment styles.

The AQR Momentum Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of the 1000 largest U.S. companies by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Performance shown is past performance. Past performance does not guarantee future results.

Principal Risks: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy generally will suffer. This Fund is not suitable for all investors.

An investment in any of the AQR Funds involves risk, including loss of principal. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Funds invest, as well as economic, political or social events in the United States or abroad. An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus, will incur a higher level

AQR Funds	Semi-Annual Report	June 2010	15

Shareholder Letter

AQR MOMENTUM FUND

of brokerage fees and commissions, and cause a higher level of tax liability to shareholders in the Funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

DEFINITIONS:

The Russell 1000® Index measures the performance of the large and mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Semi-Annual Report	June 2010	16

Shareholder Letter

AQR SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Dear Shareholder:

Within the US equity markets, small-cap stocks generally fared better in the first half of this year than their large and mid-cap peers. The AQR Small Cap Momentum Fund (the “Fund”) was down, posting a -2.37% year-to-date return.

The major driver of the Fund’s performance was the overall performance of small-cap U.S equity markets, as measured by the Russell 2000® Index of small-cap stocks, which returned -1.95%. A portion of the small underperformance was driven by stock momentum. Investing in stocks with better relative performance in the past year than its peers worked within the Information Technology sector, but was not as successful within the Healthcare industry; the biggest single contributor to underperformance was Medivation, a biotech stock that fell by almost 70% in early March after its experimental drug for Alzheimer’s disease failed clinical trials. Sector momentum (i.e. the sector over and under-weights implied by the momentum style) also detracted from performance, but to a lesser extent. Notably, the Fund was hurt by its overweight in the Energy sector. While the momentum style underperformed during the period in question, the benefits of investing in the momentum style need to be judged over the course of one or more business cycles, based both on the Fund’s return and its ability to provide diversification relative to the more traditional value and growth investment styles.

The AQR Small Cap Momentum Fund invests in stocks of small-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th smallest company by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Performance shown is past performance. Past performance does not guarantee future results.

Principal Risks: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy generally will suffer. Funds that emphasize investments in smaller companies generally will experience greater price volatility. This Fund is not suitable for all investors.

An investment in any of the AQR Funds involves risk, including loss of principal. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus, will incur a higher level

AQR Funds	Semi-Annual Report	June 2010	17

Shareholder Letter

AQR SMALL CAP MOMENTUM FUND

of brokerage fees and commissions, and cause a higher level of tax liability to shareholders in the Funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

DEFINITIONS:

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Semi-Annual Report	June 2010	18

Shareholder Letter

AQR INTERNATIONAL MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Dear Shareholder:

The AQR International Momentum Fund (the “Fund”) returned -12.44% in the first half of 2010, driven largely by turmoil in the international equity markets, from the sovereign debt crisis to the declining Euro. The MSCI World ex-USA Index (the “Index”), a measure of the international developed country equity markets, returned -12.47%.

The Fund slightly outperformed the broader universe, driven in large part by the stock momentum in the Energy Sector, meaning that within this sector, stocks with poorer momentum tended to underperform their peers. The biggest single contributor to performance was BP, whose stock price has been adversely affected by its oil spill debacle. The stock did not exhibit strong momentum coming into 2010 so while the Index had a 1.6% weight in BP, the Fund did not hold it at all. Sector momentum (i.e. the sector over and under-weights implied by the momentum style) did not have a material impact on performance relative to the broader universe, though was slightly positive. Country bets (i.e. the country over and under-weights implied by the momentum style) detracted from performance, driven largely by a 10% underweight in Japan; the Japan market was actually down for the year as of June 30, but on a relative basis Japan outperformed the Index. While the momentum style underperformed during the period in question, the benefits of investing in the momentum style need to be judged over the course of one or more business cycles, based both on the Fund’s return and its ability to provide diversification relative to the more traditional value and growth investment styles.

The AQR International Momentum Fund invests in stocks of large and mid-cap non-U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of approximately the top 85% of stocks by market capitalization of each of the 20 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Performance shown is past performance. Past performance does not guarantee future results.

Principal Risks: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy generally will suffer. Foreign investing involves special risks such as currency fluctuations and political uncertainty. This Fund is not suitable for all investors.

An investment in any of the AQR Funds involves risk, including loss of principal. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to

AQR Funds	Semi-Annual Report	June 2010	19

Shareholder Letter

AQR INTERNATIONAL MOMENTUM FUND

the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus, will incur a higher level of brokerage fees and commissions, and cause a higher level of tax liability to shareholders in the Funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

DEFINITIONS:

The MSCI World ex-USA Index is a market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region, excluding the U.S.A. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Semi-Annual Report	June 2010	20

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

COMMON STOCKS - 89.1%	SHARES	VALUE (Note 3)
Australia - 3.2%
Amcor Ltd.	34,770	$185,310
Ansell Ltd.	15,090	165,559
Arrow Energy Ltd.	9,245	37,419
ASX Ltd.	2,722	66,401
Australia & New Zealand Banking Group Ltd.	54,362	976,418
AWB Ltd. †	90,105	68,845
AXA Asia Pacific Holdings Ltd.	16,242	74,307
Bank of Queensland Ltd.	3,416	29,704
BHP Billiton Ltd.	41,881	1,302,903
Boral Ltd.	55,816	223,580
Brambles Ltd.	41,040	186,899
Caltex Australia Ltd.	17,950	140,840
Centennial Coal Co., Ltd	38,982	144,022
CFS Retail Property Trust REIT	36,456	57,624
Challenger Financial Services Group Ltd.	94,143	274,505
Commonwealth Bank of Australia	24,094	974,062
Computershare Ltd.	7,001	61,915
Dexus Property Group REIT	74,910	48,068
DUET Group	20,293	27,420
Fairfax Media Ltd. (e)	60,844	66,482
Flight Centre Ltd.	4,845	67,030
Foster’s Group Ltd.	31,416	148,803
Goodman Group REIT	93,620	49,517
GPT Group †(a)(3)	96,388	—
GPT Group REIT	29,672	69,280
Insurance Australia Group Ltd.	72,895	207,357
Intoll Group	10,420	9,079
Lend Lease Group	8,523	51,902
Mirvac Group REIT	28,414	31,031
National Australia Bank Ltd.	35,406	684,549
Newcrest Mining Ltd.	6,734	196,475
Orica Ltd.	1,473	30,985
Origin Energy Ltd.	15,399	192,114
OZ Minerals Ltd. †	61,989	49,095
Paladin Energy Ltd.	10,415	31,012
QBE Insurance Group Ltd.	14,271	216,549
Rio Tinto Ltd.	8,442	464,263
Sigma Pharmaceuticals Ltd.	122,993	43,114
Stockland REIT	33,079	102,665
Suncorp-Metway Ltd.	55,519	371,432
TABCORP Holdings Ltd.	77,485	410,653
Tatts Group Ltd.	144,001	270,004
Telstra Corp., Ltd.	172,253	469,519
Transurban Group	19,970	70,887
UGL Ltd.	4,832	54,632
Wesfarmers Ltd.	18,427	440,618
West Australian Newspapers Holdings Ltd. (e)	15,644	85,070
Westfield Group REIT	32,674	332,026
Westpac Banking Corp.	34,732	612,203

		10,874,147

Belgium - 0.4%
Anheuser-Busch InBev NV	9,625	462,783
Bekaert NV	725	120,869
KBC Groep NV †	15,771	604,508

		1,188,160

	SHARES	VALUE (Note 3)
Canada - 4.5% (1)
AGF Management Ltd. Class B	21,618	$290,596
Agrium, Inc.	2,000	97,694
ARC Energy Trust	2,100	38,921
Atco Ltd.	3,349	149,872
Bank of Montreal	12,580	682,325
Bank of Nova Scotia	16,699	769,420
Barrick Gold Corp.	19,605	889,872
BCE, Inc.	12,509	364,971
Biovail Corp.	2,874	55,372
Bombardier, Inc. Class B	117,991	536,449
Brookfield Asset Management, Inc. Class A	8,102	183,190
Canadian Imperial Bank of Commerce	4,100	254,731
Canadian Natural Resources Ltd.	30,204	1,002,402
Canadian Oil Sands Trust	4,234	107,346
Canadian Pacific Railway Ltd.	6,800	364,481
Celestica, Inc. †	56,911	459,757
CGI Group, Inc. Class A †	15,100	224,681
EnCana Corp.	28,991	877,995
Enerplus Resources Fund	2,951	63,453
Ensign Energy Services, Inc.	9,385	110,375
First Quantum Minerals Ltd.	807	40,594
Goldcorp, Inc.	7,588	332,231
Great-West Lifeco, Inc.	3,145	71,110
Groupe Aeroplan, Inc.	31,539	262,492
Husky Energy, Inc.	1,600	37,935
Industrial Alliance Insurance & Financial Services, Inc.	170	5,573
Inmet Mining Corp.	4,080	161,544
Ivanhoe Mines Ltd†	22,685	293,858
Kinross Gold Corp.	8,900	152,158
Laurentian Bank of Canada	3,737	147,893
Magna International, Inc. Class A	10,367	682,953
Manulife Financial Corp.	32,800	476,032
Methanex Corp.	16,797	330,560
National Bank of Canada	8,914	455,937
Nexen, Inc.	13,000	255,714
Onex Corp.	1,982	47,644
Penn West Energy Trust	7,308	139,357
Peyto Energy Trust	2,715	37,159
Power Corp. of Canada/Canada	4,746	113,729
Research In Motion Ltd. †	7,940	390,306
Royal Bank of Canada	15,124	720,292
Russel Metals, Inc.	17,900	305,017
Suncor Energy, Inc.	7,882	231,969
Talisman Energy, Inc.	39,166	592,337
Teck Resources Ltd.	16,993	502,503
Telus Corp.	2,307	83,477
Toronto-Dominion Bank	14,112	914,420
TransCanada Corp.	1,700	56,866

		15,365,563

China - 0.0% (b)
Foxconn International Holdings Ltd. †	32,101	20,782
Sands China Ltd.	31,600	46,704
Yangzijiang Shipbuilding Holdings Ltd.	24,404	23,277

		90,763

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	21

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
Denmark - 0.7%
AP Moller - Maersk A/S	22	$173,268
Coloplast A/S Class B	2,448	242,987
Danisco A/S	2,371	159,550
Danske Bank A/S †	24,676	474,826
FLSmidth & Co.A/S	2,403	155,078
Novo Nordisk A/S Class B	15,537	1,255,277

		2,460,986

Finland - 0.5%
Kesko Oyj B Shares	3,521	113,892
Kone Oyj B Shares	12,341	491,362
Nokia Oyj	20,172	164,418
Sanoma Oyj	2,014	34,773
Stora Enso Oyj	59,969	433,321
UPM-Kymmene Oyj	44,257	585,933

		1,823,699

France - 3.6%
Atos Origin SA †	3,219	129,253
AXA SA	9,099	139,007
BNP Paribas	17,135	921,879
Bouygues SA †	4,224	163,053
Christian Dior SA	2,662	255,505
Compagnie de Saint-Gobain (e)	4,598	171,343
Compagnie Generale de Geophysique-Veritas †	24,343	433,060
Compagnie Generale des Etablissements Michelin Class B	10,390	723,896
GDF Suez	3,072	87,400
Imerys SA	1,061	53,989
Klepierre REIT (e)	1,740	48,075
Lagardere SCA	5,353	166,957
Legrand SA	11,889	352,404
L’Oreal SA	8,463	828,615
LVMH Moet Hennessy Louis Vuitton SA	1,936	210,720
M6 Metropole Television SA	9,371	189,491
Natixis †	90,095	391,233
PPR	4,490	557,763
Safran SA	19,274	537,655
Sanofi-Aventis	11,694	704,300
Schneider Electric SA	10,074	1,017,476
Societe BIC SA	3,859	274,075
Societe Generale	2,447	100,692
Sodexo	3,288	182,474
Thales SA	13,373	431,736
Total SA	48,192	2,151,237
Unibail-Rodamco SE REIT (e)	1,690	275,440
Vivendi SA	28,741	584,078

		12,082,806

Germany - 3.2%
Adidas AG	11,823	572,411
Allianz SE	11,254	1,113,849
BASF SE	17,430	952,384
Bayer AG	10,266	573,680
Continental AG †	1,288	66,859
Daimler AG †	12,534	634,040
Deutsche Bank AG	16,076	902,978

	SHARES	VALUE (Note 3)
Germany - 3.2% (continued)
Deutsche Boerse AG	2,471	$150,122
Deutsche Post AG (e)	47,114	686,930
Deutsche Telekom AG	16,188	191,109
E.ON AG	22,278	599,017
Hannover Rueckversicherung AG	22,659	971,064
Infineon Technologies AG †	72,680	421,356
MAN SE	2,281	188,051
MTU Aero Engines Holding AG	4,124	228,945
Muenchener Rueckversicherungs-Gesellschaft AG	913	114,639
RWE AG	8,764	573,482
SAP AG	1,191	52,961
Siemens AG	16,198	1,448,747
Suedzucker AG	5,153	93,102
ThyssenKrupp AG	10,974	270,435
Volkswagen AG	1,158	98,241

		10,904,402

Hong Kong - 1.0%
ASM Pacific Technology Ltd.	2,982	23,166
BOC Hong Kong Holdings Ltd.	121,246	276,134
Cheung Kong Holdings Ltd.	24,201	279,298
Cheung Kong Infrastructure Holdings Ltd.	5,749	21,296
CLP Holdings Ltd.	34,511	249,794
Esprit Holdings Ltd.	26,844	144,189
Hang Lung Group Ltd.	11,791	63,544
Hang Seng Bank Ltd.	1,257	16,806
Henderson Land Development Co., Ltd	837	4,902
Hong Kong & China Gas Co., Ltd	6,698	16,563
Hong Kong Exchanges and Clearing Ltd.	15,269	238,143
Hopewell Holdings Ltd.	26,695	75,394
Hutchison Whampoa Ltd.	28,489	175,323
Hysan Development Co., Ltd	43,823	123,882
Li & Fung Ltd.	34,734	155,399
Lifestyle International Holdings Ltd.	9,000	17,414
Link REIT	28,329	70,295
Mongolia Energy Corp., Ltd †	48,885	17,007
New World Development Co., Ltd.	40,173	65,219
NWS Holdings Ltd.	13,000	23,497
Orient Overseas International Ltd.	20,000	142,967
PCCW Ltd.	20,406	5,953
Sun Hung Kai Properties Ltd.	20,022	273,820
Swire Pacific Ltd. Class A	12,818	145,500
Television Broadcasts Ltd.	32,442	150,438
Wharf Holdings Ltd.	41,604	201,553
Wheelock & Co., Ltd	55,844	157,431
Wing Hang Bank Ltd.	1,500	14,645
Yue Yuen Industrial Holdings Ltd.	51,123	158,679

		3,308,251

Ireland - 0.4% (1)
Accenture PLC Class A	15,874	613,530
Covidien PLC	16,200	650,916

		1,264,446

Italy - 1.0%
Autogrill SpA †	12,571	150,305
Enel SpA (e)	25,956	109,902

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	22

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
Italy - 1.0% (continued)
ENI SpA	95,991	$1,762,021
Intesa Sanpaolo SpA	78,077	205,632
Mediaset SpA	50,695	288,284
Pirelli & C SpA	305,237	168,093
Prysmian SpA	9,984	143,292
Telecom Italia SpA	189,092	208,825
UniCredit SpA	127,915	282,953

		3,319,307

Japan - 9.4%
Aisin Seiki Co., Ltd.	13,900	374,223
Ajinomoto Co., Inc.	9,000	81,425
Asahi Glass Co., Ltd.	12,236	114,894
Asahi Kasei Corp.	41,000	214,198
Asics Corp.	13	119
Astellas Pharma, Inc.	14,731	493,573
Brother Industries Ltd.	12,400	128,728
Canon Marketing Japan, Inc.	9	127
Canon, Inc.	17,445	650,166
Central Glass Co., Ltd.	85	335
Central Japan Railway Co.	30	247,705
Chubu Electric Power Co., Inc.	9,354	232,133
Circle K Sunkus Co., Ltd.	15	192
Citizen Holdings Co., Ltd.	12,200	74,529
Comsys Holdings Corp.	43	385
Credit Saison Co., Ltd.	20,875	218,478
Dai Nippon Printing Co., Ltd.	70	808
Daicel Chemical Industries Ltd.	21,000	141,679
Daifuku Co., Ltd.	426	2,615
Daiichi Sankyo Co., Ltd.	4,900	87,543
Daito Trust Co.nstruction Co., Ltd.	2,486	140,779
Daiwa House Industry Co., Ltd.	151	1,358
Denki Kagaku Kogyo Kabushiki Kaisha	20,000	93,091
Dentsu, Inc.	3,200	84,513
Don Quijote Co., Ltd.	6,500	174,274
Doutor Nichires Holdings Co., Ltd.	5	67
Dowa Holdings Co., Ltd.	176	843
East Japan Railway Co.	10,512	699,948
Elpida Memory, Inc. †	6,400	98,326
FamilyMart Co., Ltd.	48	1,585
Fuji Electric Holdings Co., Ltd.	33,000	95,018
Fuji Heavy Industries Ltd. †	69,000	369,638
Fuji Oil Co., Ltd.	72	1,059
Fujifilm Holdings Corp.	15,544	449,213
Fujikura Ltd.	17,932	78,113
Fujitsu Ltd.	95,283	595,597
Fukuoka Financial Group, Inc.	52,096	216,857
Funai Electric Co., Ltd.	1,798	64,545
Glory Ltd.	36	786
Hino Motors Ltd.	27,000	133,125
Hitachi Capital Corp.	35	465
Hitachi High-Technologies Corp.	9,558	175,589
Hitachi Ltd. †	35,000	127,131
Hokuhoku Financial Group, Inc.	42,682	78,407
Honda Motor Co., Ltd. (1)	27,397	804,728
Hoya Corp.	9,806	208,649
Ibiden Co., Ltd.	3,300	88,897
IHI Corp.	102,000	162,315

	SHARES	VALUE (Note 3)
Japan - 9.4% (continued)
Inpex Corp.	85	$471,454
Isuzu Motors Ltd.	32,000	96,160
Itochu Corp.	40,088	313,387
Itochu Techno-Solutions Corp.	6,100	222,913
Japan Real Estate Investment Corp. REIT	7	57,019
Japan Tobacco, Inc.	77	239,554
JFE Holdings, Inc.	13,800	426,931
JGC Corp.	14,801	224,594
JTEKT Corp.	30,800	284,844
JX Holdings, Inc. †(1)	35,614	176,026
Kagoshima Bank Ltd.	190	1,223
Kaken Pharmaceutical Co., Ltd.	278	2,762
Kamigumi Co., Ltd.	6,720	51,564
Kandenko Co., Ltd.	259	1,533
Kaneka Corp.	35,354	205,097
Kansai Electric Power Co., Inc.	13,500	329,241
Kansai Paint Co., Ltd.	26,024	223,387
Kao Corp.	5,700	134,114
KDDI Corp.	105	500,502
Keisei Electric Railway Co., Ltd.	1,461	8,168
Keiyo Bank Ltd.	232	1,211
Kewpie Corp.	3	35
Kinden Corp.	32,284	274,912
Kobayashi Pharmaceutical Co., Ltd.	11	468
Kobe Steel Ltd.	74,000	140,959
Koito Manufacturing Co., Ltd.	7,000	103,081
Konica Minolta Holdings, Inc.	33,500	322,279
Kose Corp.	15	353
Kuraray Co., Ltd.	27,000	316,753
Kyowa Exeo Corp.	47	414
Makita Corp.	10,546	282,211
Marubeni Corp.	32,000	164,045
Miraca Holdings, Inc.	13,928	416,893
Mitsubishi Corp.	13,536	280,039
Mitsubishi Electric Corp.	33,000	257,562
Mitsubishi Estate Co.Ltd	18,764	261,226
Mitsubishi UFJ Financial Group, Inc.	201,249	913,813
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,268	76,505
Mitsui & Co., Ltd.	56,989	664,822
Mitsui Chemicals, Inc.	29,000	81,047
Mitsui Engineering & Shipbuilding Co., Ltd.	53,000	107,049
Mitsui Fudosan Co., Ltd.	17,598	244,937
Mitsui Mining & Smelting Co., Ltd.	59,000	155,703
Mitsumi Electric Co., Ltd.	15,240	258,536
Mizuho Financial Group, Inc.	28	46
Mizuho Securities Co., Ltd.	106,000	236,329
MS&AD Insurance Group Holdings, Inc.	58	1,241
Musashino Bank Ltd.	76	2,182
NHK Spring Co., Ltd.	21,098	192,984
Nichirei Corp.	689	2,895
Nintendo Co., Ltd.	300	88,083
Nippon Building Fund, Inc. REIT	8	63,476
Nippon Electric Glass Co., Ltd.	35,000	400,909
Nippon Kayaku Co., Ltd.	21,546	184,244
Nippon Meat Packers, Inc.	17,097	211,041
Nippon Paper Group, Inc.	2,506	69,364

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	23

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
Japan - 9.4% (continued)
Nippon Shokubai Co., Ltd.	23,000	$218,172
Nippon Telegraph & Telephone Corp.	7,948	323,769
Nippon Television Network Corp.	970	133,124
Nipro Corp.	29	553
Nishi-Nippon City Bank Ltd.	1,514	4,336
Nissan Chemical Industries Ltd.	7,000	78,225
Nissan Motor Co., Ltd. †	42,628	297,052
Nissan Shatai Co., Ltd.	643	4,213
Nisshin Seifun Group, Inc.	37,000	417,777
Nitto Denko Corp.	7,794	255,670
Nomura Holdings, Inc.	28	153
NTT Data Corp.	123	454,017
NTT DoCoMo, Inc.	113	171,115
Obic Co., Ltd.	530	102,304
OJI Paper Co., Ltd.	88,682	434,803
Okinawa Electric Power Co., Inc.	39	1,976
Omron Corp.	7,931	172,891
ORIX Corp.	1,599	115,839
Osaka Gas Co., Ltd.	151,446	546,260
Otsuka Corp.	1,300	82,851
Panasonic Corp.	6,108	76,270
Panasonic Electric Works Co., Ltd.	6,000	58,976
Point, Inc.	1	55
Promise Co., Ltd.	13,700	92,300
Renesas Electronics Corp. †	33	283
Rengo Co., Ltd.	19,884	125,475
Sapporo Hokuyo Holdings, Inc.	19,891	87,738
SBI Holdings, Inc.	261	32,424
Secom Co., Ltd.	2,900	128,778
Sega Sammy Holdings, Inc.	22,200	318,895
Seino Holdings Corp.	35,100	241,544
Sekisui Chemical Co., Ltd.	24,000	149,708
Sekisui House Ltd.	9,000	76,973
Seven & I Holdings Co., Ltd.	8,530	195,433
Shimamura Co., Ltd.	3,800	343,586
Shinko Electric Industries Co., Ltd.	1,953	25,380
Sojitz Corp.	82,316	128,646
Sony Corp.	22,472	599,396
Stanley Electric Co., Ltd.	730	12,089
Sumitomo Bakelite Co., Ltd.	35	171
Sumitomo Corp.	26,400	263,657
Sumitomo Electric Industries Ltd.	26,383	307,466
Sumitomo Forestry Co., Ltd.	33	263
Sumitomo Heavy Industries Ltd.	65,000	381,390
Sumitomo Mitsui Financial Group, Inc.	10,449	295,731
Sumitomo Realty & Development Co., Ltd.	5,624	95,563
Sumitomo Trust & Banking Co., Ltd.	22,000	112,006
Takeda Pharmaceutical Co., Ltd.	17,969	771,816
TDK Corp.	375	20,521
THK Co., Ltd.	7	145
Toho Gas Co., Ltd.	623	3,323
Tokai Rika Co., Ltd.	18,865	326,324
Tokio Marine Holdings, Inc.	19,600	515,281
Tokuyama Corp.	564	2,482
Tokyo Electric Power Co., Inc.	3,670	99,837
Tokyo Gas Co., Ltd.	47,000	214,562
Tokyo Steel Manufacturing Co., Ltd.	9,226	106,655
Toppan Forms Co., Ltd.	16	153

	SHARES	VALUE (Note 3)
Japan - 9.4% (continued)
Toppan Printing Co., Ltd.	10,000	$79,076
Toshiba Corp. †	22,243	110,182
Toshiba TEC Corp.	387	1,250
Toyo Seikan Kaisha Ltd.	43	627
Toyo Suisan Kaisha Ltd.	7,116	169,842
Toyota Auto Body Co., Ltd.	5,065	63,324
Toyota Motor Corp.	30,378	1,043,748
USS Co., Ltd.	4,895	349,671
West Japan Railway Co.	44	160,902
Yamada Denki Co., Ltd.	6,910	451,498
Yamaha Corp.	12,100	123,553
Yamatake Corp.	3,700	86,053
Yamato Holdings Co., Ltd.	13,500	178,679
Yamato Kogyo Co., Ltd.	7,516	187,340

		31,789,031

Luxembourg - 0.1%
ArcelorMittal (e)	8,383	224,848

Netherlands - 1.9%
Brit Insurance Holdings NV	29,549	398,056
Corio NV REIT	1,027	49,872
ING Groep NV †	41,277	305,472
Koninklijke Ahold NV	11,812	146,113
Koninklijke Boskalis Westminster NV	11,004	427,550
Koninklijke DSM NV	9,219	366,474
Koninklijke Philips Electronics NV	20,370	608,292
Koninklijke Vopak NV	3,364	123,276
Royal Dutch Shell PLC Class A	56,073	1,415,060
Royal Dutch Shell PLC Class B	53,508	1,293,325
TNT NV	22,805	574,393
Unilever NV	24,960	681,639

		6,389,522

New Zealand - 0.0% (b)
Telecom Corp. of New Zealand Ltd.	111,875	143,669

Sinapore - 0.7%
Ascendas REIT	22,478	29,029
CapitaMall Trust REIT	34,494	44,971
CapitaMalls Asia Ltd.	15,317	22,901
DBS Group Holdings Ltd.	34,054	330,490
Fraser and Neave Ltd.	62,000	226,718
Haw Par Corp., Ltd.	227	930
Jardine Cycle & Carriage Ltd.	6,291	133,876
Keppel Corp., Ltd.	45,641	275,560
K-Green Trust †(1)	8,528	6,399
Neptune Orient Lines Ltd.	90,891	128,379
Oversea-Chinese Banking Corp., Ltd.	36,422	229,354
SembCorp Industries Ltd.	11,777	34,057
SembCorp Marine Ltd.	37,000	101,111
Singapore Airlines Ltd.	27	280
Singapore Exchange Ltd.	10,967	57,514
Singapore Technologies Engineering Ltd.	25,103	58,684
Singapore Telecommunications Ltd.	118,635	256,479
StarHub Ltd.	7,476	12,020
United Overseas Bank Ltd.	31,201	434,064
UOL Group Ltd.	10,340	27,850

		2,410,666

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	24

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
Spain - 1.7%
Banco Bilbao Vizcaya Argentaria SA	75,711	$780,047
Banco Santander SA	202,744	2,126,985
Endesa SA (e)	30,206	642,086
Industria de Diseno Textil SA	4,937	281,515
Repsol YPF SA	17,021	343,486
Tecnicas Reunidas SA	17,363	789,627
Telefonica SA	40,244	745,509

		5,709,255

Sweden - 1.5%
Boliden AB	26,673	294,807
Electrolux AB	52,225	1,193,906
Hennes & Mauritz AB	8,760	240,746
Investor AB	9,034	146,136
Nordea Bank AB	30,750	253,570
Peab Industri AB †(a)(3)	3,817	16,105
Tele2 AB	102,781	1,535,601
Telefonaktiebolaget LM Ericsson B Shares	86,092	954,952
Volvo AB †	30,024	332,029

		4,967,852

Switzerland - 4.7%
ABB Ltd. †	78,183	1,361,212
ACE Ltd. (1)	20,496	1,055,134
Clariant AG †	58,121	735,952
Compagnie Financiere Richemont SA Class A	24,741	863,765
Credit Suisse Group AG	2,843	106,889
Nestle SA	71,535	3,449,333
Noble Corp. †(1)	16,735	517,279
Novartis AG	54,049	2,619,383
Roche Holding AG	12,644	1,740,342
Schindler Holding AG	9,730	820,107
Sulzer AG	6,140	572,707
Swiss Life Holding AG †	236	22,555
Transocean Ltd. †(1)	11,414	528,811
Tyco Electronics Ltd. (1)	23,660	600,491
Tyco International Ltd.	18,600	655,278
Xstrata PLC	22,425	293,647

		15,942,885

United Kingdom - 7.7%
Aggreko PLC	6,622	139,014
Anglo American PLC †	9,104	317,230
AstraZeneca PLC	27,610	1,301,695
Atkins WS PLC	27,328	276,758
Autonomy Corp. PLC †	3,432	93,551
Aviva PLC	153,176	711,837
Barclays PLC	164,283	655,736
BBA Aviation PLC	67,282	183,147
Berkeley Group Holdings PLC †	8,749	99,267
BHP Billiton PLC	33,310	863,679
BP PLC	316,353	1,514,433
Bradford & Bingley PLC †(a)(3)	235,153	—
British American Tobacco PLC	47,872	1,519,255
British Land Co. PLC REIT	13,261	85,659
BT Group PLC	362,993	700,683
Burberry Group PLC	8,302	93,759

	SHARES	VALUE (Note 3)
United Kingdom - 7.7% (continued)
Cairn Energy PLC †	21,281	$130,738
Capital & Counties Properties PLC †(1)	6,502	10,540
Capital Shopping Centres Group PLC REIT	6,502	30,038
Catlin Group Ltd.	19,448	101,806
Compass Group PLC	36,344	276,486
Cookson Group PLC †	26,976	155,064
Daily Mail & General Trust PLC	12,538	81,609
easyJet PLC †	14,770	87,181
Ensco PLC ADR (e)	28,071	1,102,629
GlaxoSmithKline PLC	46,750	793,855
Hammerson PLC REIT	10,329	52,654
Hiscox Ltd.	17,707	90,255
HSBC Holdings PLC	190,147	1,737,124
IMI PLC	35,244	359,092
Imperial Tobacco Group PLC	19,957	557,612
International Personal Finance PLC	145,717	412,164
Investec PLC	66,998	450,833
Johnson Matthey PLC	3,227	71,694
Kazakhmys PLC	5,324	78,151
Kesa Electricals PLC	129,420	234,303
Kingfisher PLC	148,441	465,000
Land Securities Group PLC REIT	4,504	37,274
Lloyds Banking Group PLC †	1,413,861	1,116,196
Mondi PLC	112,497	640,200
National Grid PLC	27,457	200,462
Next PLC	6,563	195,672
Pearson PLC	14,270	187,676
Persimmon PLC †	46,472	241,207
Petrofac Ltd.	17,105	300,927
Randgold Resources Ltd.	1,444	137,278
Reed Elsevier PLC	19,090	141,548
Rentokil Initial PLC †	78,633	126,016
Rio Tinto PLC	21,883	960,977
Royal Bank of Scotland Group PLC †	265,821	161,890
Segro PLC REIT	13,080	49,317
Stagecoach Group PLC	50,445	133,070
Standard Chartered PLC	7,161	174,373
Tate & Lyle PLC	79,711	532,585
Tesco PLC	125,109	705,791
Tullow Oil PLC	14,034	208,760
Unilever PLC	43,753	1,169,605
Vedanta Resources PLC	4,410	138,559
Vodafone Group PLC	953,947	1,965,598
WH Smith PLC	26,113	159,212
Wolseley PLC †	9,747	193,477
WPP PLC	56,147	528,932

		26,241,133

United States - 42.9% (1)
3M Co.	2,100	165,879
Abbott Laboratories	26,484	1,238,922
Aflac, Inc.	3,500	149,345
Alliant Techsystems, Inc. †(e)	2,100	130,326
Altria Group, Inc.	52,096	1,044,004
Amedisys, Inc. †	4,000	175,880
American Express Co.	8,889	352,893
American Financial Group, Inc.	18,925	517,031

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	25

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
United States - 42.9% (continued) (1)
Ameriprise Financial, Inc.	4,200	$151,746
AmerisourceBergen Corp. (e)	16,900	536,575
Amgen, Inc. †	38,249	2,011,897
Annaly Capital Management, Inc. REIT (e)	8,318	142,654
Apache Corp. (e)	3,280	276,143
Apple, Inc. †	10,128	2,547,496
Archer-Daniels-Midland Co.	1,433	37,000
Armstrong World Industries, Inc. †	7,992	241,199
Arris Group, Inc. †	14,044	143,108
Ashland, Inc.	14,000	649,880
Assurant, Inc.	15,300	530,910
AT&T, Inc.	111,997	2,709,206
AvalonBay Communities, Inc. REIT	1,311	122,408
Avnet, Inc. †	799	19,264
Bank of America Corp.	165,338	2,375,907
Becton, Dickinson and Co.	7,186	485,917
Berkshire Hathaway, Inc. Class B †(e)	13,150	1,047,924
Biogen Idec, Inc. †	2,589	122,848
Boeing Co.	7,065	443,329
Boston Properties, Inc. REIT (e)	1,463	104,370
Bristol-Myers Squibb Co.	40,432	1,008,374
Broadridge Financial Solutions, Inc.	17,593	335,147
Brookfield Properties Corp.	2,845	39,954
CA, Inc.	2,915	53,636
Cabot Corp.	3,032	73,102
CapitalSource, Inc. (e)	76,500	364,140
Cardinal Health, Inc.	29,100	978,051
Career Education Corp. †(e)	10,659	245,370
Carlisle Cos., Inc.	444	16,042
CF Industries Holdings, Inc.	959	60,849
Chemed Corp.	9,980	545,307
Chevron Corp.	47,800	3,243,707
Chubb Corp.	6,649	332,516
Cimarex Energy Co.	15,900	1,138,122
Cintas Corp. (e)	6,800	162,996
Cisco Systems, Inc. †	54,289	1,156,899
Citigroup, Inc. †	275,991	1,037,726
CNA Financial Corp. †	800	20,448
Coach, Inc.	1,800	65,790
Coca-Cola Co.	25,580	1,282,070
Colgate-Palmolive Co.	8,428	663,789
Comcast Corp.	59,980	1,041,854
Computer Sciences Corp.	10,231	462,953
ConAgra Foods, Inc.	25,874	603,382
ConocoPhillips	40,875	2,006,554
Convergys Corp. †	2,800	27,468
Crown Holdings, Inc. †	22,251	557,165
CSX Corp.	29,398	1,459,024
Deckers Outdoor Corp. †	1,500	214,305
Devon Energy Corp.	4,990	303,991
DIRECTV Class A †	13,869	470,436
DISH Network Corp. †	8,674	157,433
Dollar Tree, Inc. †	11,688	486,571
Dr Pepper Snapple Group, Inc.	16,832	629,348
DTE Energy Co.	13,400	611,174
Edison International	22,256	705,960
EMCOR Group, Inc. †(e)	12,459	288,675

	SHARES	VALUE (Note 3)
United States - 42.9% (continued) (1)
Emerson Electric Co.	8,741	$381,894
Energen Corp.	16,100	713,713
Equity Residential REIT	4,548	189,379
Estee Lauder Co., Inc. Class A	3,700	206,201
Esterline Technologies Corp. †	2,500	118,625
Everest Re Group Ltd.	14,035	992,555
Exelon Corp.	6,100	231,617
Exxon Mobil Corp.	93,989	5,363,951
FedEx Corp.	4,600	322,506
Fifth Third Bancorp	16,800	206,472
Forest Laboratories, Inc. †	15,186	416,552
Fossil, Inc. †	15,200	527,440
Franklin Resources, Inc.	7,700	663,663
Freeport-McMoRan Copper & Gold, Inc.	13,600	804,168
Gap, Inc.	40,219	782,662
General Dynamics Corp.	6,838	400,433
General Electric Co.	114,502	1,651,118
General Mills, Inc.	17,588	624,726
Goldman Sachs Group, Inc.	6,405	840,784
Google, Inc. †	1,902	846,294
Hartford Financial Services Group, Inc.	4,000	88,520
Hasbro, Inc. (e)	10,650	437,715
HCP, Inc. REIT	2,572	82,947
Health Care REIT, Inc. REIT	2,485	104,668
Health Net, Inc. †	7,900	192,523
Helix Energy Solutions Group, Inc.	2,206	23,759
Hewlett-Packard Co.	42,752	1,850,307
HJ Heinz Co.	4,541	196,262
Home Depot, Inc.	22,406	628,936
Honeywell International, Inc.	18,602	726,036
Host Hotels & Resorts, Inc. REIT	9,300	125,364
Hudson City Bancorp, Inc. (e)	18,917	231,544
Humana, Inc.	17,000	776,390
Huntsman Corp.	14,970	129,790
IAC/InterActiveCorp †(e)	10,830	237,935
Integrys Energy Group, Inc.	6,300	275,562
Intel Corp.	96,067	1,868,504
International Business Machines Corp.	25,423	3,139,231
International Paper Co.	34,900	789,787
ITT Corp.	1,082	48,603
Johnson & Johnson	53,496	3,159,473
Joy Global, Inc.	6,452	323,181
JPMorgan Chase & Co.	71,673	2,623,950
Kimberly-Clark Corp.	25,563	1,549,885
King Pharmaceuticals, Inc. †	21,800	165,462
Kohl’s Corp. †	15,400	731,500
Kraft Foods, Inc. Class A	10,721	300,188
L-3 Co.mmunications Holdings, Inc.	9,253	655,483
Laboratory Corp. of America Holdings †(e)	2,300	173,305
Las Vegas Sands Corp. †(e)	6,400	141,696
Liberty Media Corp. - Interactive †	40,100	421,050
Limited Brands, Inc.	10,661	235,288
Lockheed Martin Corp.	10,643	792,904
Loews Corp.	8,221	273,842
Lubrizol Corp.	7,800	626,418
Macy’s, Inc.	9,200	164,680
Marathon Oil Corp.	28,529	886,967

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	26

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
United States - 42.9% (continued) (1)
Masco Corp.	32,100	$345,396
Mattel, Inc.	40,859	864,576
McDonald’s Corp.	16,925	1,114,850
McKesson Corp.	2,700	181,332
MDU Resources Group, Inc.	23,411	422,100
Medco Health Solutions, Inc. †	11,921	656,609
Medtronic, Inc.	6,082	220,594
Merck & Co., Inc.	20,819	728,040
MetLife, Inc.	9,700	366,272
Microsoft Corp.	150,350	3,459,553
Mirant Corp. †	2,389	25,228
Murphy Oil Corp.	2,494	123,578
National-Oilwell Varco, Inc.	18,055	597,079
Newmont Mining Corp.	5,161	318,640
News Corp. Class A	64,900	776,204
Nicor, Inc. (e)	23,200	939,599
Norfolk Southern Corp.	12,023	637,820
Northrop Grumman Corp.	22,679	1,234,644
Occidental Petroleum Corp.	15,090	1,164,194
Oceaneering International, Inc. †	3,500	157,150
Oracle Corp.	36,786	789,428
Oshkosh Corp. †	7,200	224,352
Owens Corning †	36,148	1,081,186
Pall Corp.	6,500	223,405
PDL BioPharma, Inc. †(e)	64,743	363,856
Peabody Energy Corp.	3,900	152,607
Penn National Gaming, Inc. †	11,683	269,877
PepsiCo, Inc.	20,772	1,266,053
PetSmart, Inc.	24,354	734,760
Pfizer, Inc.	161,343	2,300,751
Philip Morris International, Inc.	20,893	957,735
Plum Creek Timber Co., Inc. (e)	2,131	73,583
PNC Financial Services Group, Inc.	6,100	344,650
Procter & Gamble Co.	56,808	3,407,344
ProLogis REIT	6,900	69,897
Protective Life Corp.	32,298	690,854
Prudential Financial, Inc.	7,039	377,713
Public Storage REIT	1,669	146,722
Qwest Communications International, Inc. (e)	50,658	265,955
Rayonier, Inc.	2,581	113,616
Raytheon Co.	39,867	1,929,163
Reinsurance Group of America, Inc.	10,100	461,671
Reliance Steel & Aluminum Co. (e)	4,400	159,060
Reynolds American, Inc.	24,037	1,252,808
Rockwell Automation, Inc.	5,900	289,631
Ross Stores, Inc. (e)	9,613	512,277
Rowan Companies, Inc. †	20,620	452,403
RR Donnelley & Sons Co.	26,866	439,796
SanDisk Corp. †	8,800	370,216
Sara Lee Corp.	69,036	973,408
Seagate Technology †(e)	47,800	623,312
Sealed Air Corp.	9,599	189,292
Simon Property Group, Inc. REIT	4,342	350,616
Skechers U.S.A., Inc. Class A †	6,200	226,424
Starbucks Corp.	22,400	544,320

	SHARES	VALUE (Note 3)
United States - 42.9% (continued) (1)
Starwood Hotels & Resorts Worldwide, Inc.	4,200	$174,006
STERIS Corp.	13,030	404,972
Teradata Corp. †	7,456	227,259
Texas Instruments, Inc. (e)	14,684	341,844
Thomas & Betts Corp. †	4,614	160,106
Time Warner, Inc.	43,366	1,253,712
Timken Co.	39,333	1,022,264
TJX Companies, Inc.	8,264	346,675
Travelers Co., Inc.	38,801	1,910,950
Trinity Industries, Inc.	7,700	136,444
Tupperware Brands Corp.	18,409	733,599
Tyson Foods, Inc. Class A	36,400	596,596
Union Pacific Corp.	4,927	342,476
Unit Corp. †	600	24,354
United Parcel Service, Inc. Class B	11,100	631,479
United Technologies Corp.	24,349	1,580,493
UnitedHealth Group, Inc.	34,500	979,800
Universal Health Services, Inc. Class B	5,188	197,922
Unum Group	35,409	768,375
URS Corp. †	3,400	133,790
Valmont Industries, Inc.	1,900	138,054
Ventas, Inc. REIT	2,400	112,680
Verizon Communications, Inc.	47,812	1,339,692
Viacom, Inc. Class B (e)	9,237	289,765
Vishay Intertechnology, Inc. †	42,600	329,724
Vornado Realty Trust REIT	1,648	120,222
Walgreen Co.	32,940	879,498
Wal-Mart Stores, Inc.	43,405	2,086,479
Walter Energy, Inc.	11,600	705,860
Waste Management, Inc. (e)	35,273	1,103,692
Watts Water Technologies, Inc. Class A	5,158	147,828
WellPoint, Inc. †	26,191	1,281,525
Wells Fargo & Co.	59,370	1,519,871
WESCO International, Inc. †(e)	1,070	36,027
Western Digital Corp. †	19,000	573,040
Western Union Co.	35,800	533,778
Whirlpool Corp.	3,500	307,370
Williams Companies, Inc.	33,456	611,576
Williams-Sonoma, Inc. (e)	7,790	193,348
Worthington Industries, Inc.	15,946	205,066
WW Grainger, Inc.	3,300	328,185
Wyndham Worldwide Corp.	24,444	492,302
Wynn Resorts Ltd.	2,000	152,540

		145,206,234

TOTAL COMMON STOCKS (cost $310,363,564)		301,707,625

PREFERRED STOCKS - 0.2%

Germany - 0.2%
Henkel AG & Co. KGaA	8,158	398,362
Volkswagen AG	2,748	241,139

TOTAL PREFERRED STOCKS (cost $649,594)		639,501

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	27

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
MONEY MARKET FUNDS - 10.5%
Dreyfus Institutional Cash Advantage Fund, 0.19% (c)(f)	35,413,103	35,413,103

(cost $35,413,103; includes $11,381,461 of cash collateral received for securities on loan)	PAR VALUE

OTHER INVESTMENTS - 0.0% (b)(3)
Commercial Paper - 0.0% (b)(3)
United States - 0.0% (b)(3)
Lehman Commercial Paper, Inc., 0.0% †(a)(cost $299,262)	299,262	58,356

TOTAL INVESTMENTS - 99.8% (cost $346,725,523)		337,818,585

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2% (d)		638,161

NET ASSETS - 100.0%		$338,456,746

INDUSTRY	VALUE	%OF NET ASSETS
Automobiles & Components	$6,302,785	1.9%
Banks	22,891,318	6.8
Capital Goods	32,728,048	9.7
Commercial & Professional Services	2,918,061	0.9
Consumer Durables & Apparel	8,476,160	2.5
Consumer Services	4,538,684	1.3
Diversified Financials	12,274,958	3.6
Energy	33,779,251	10.0
Food & Staples Retailing	4,638,446	1.4
Food, Beverage & Tobacco	19,661,475	5.8
Health Care Equipment & Services	9,306,724	2.7
Household & Personal Products	7,189,131	2.1
Insurance	15,299,739	4.5
Materials	21,621,280	6.4
Media	6,974,871	2.1
Pharmaceuticals, Biotechnology & Life Sciences	21,915,773	6.5
Real Estate	5,913,199	1.7
Retailing	9,142,047	2.7
Semiconductors & Semiconductor Equipment	2,778,859	0.8
Software & Services	12,011,482	3.5
Technology Hardware & Equipment	14,302,451	4.2
Telecommunication Services	11,993,652	3.5
Transportation	7,659,153	2.3
Utilities	8,029,579	2.4
Money Market Fund	35,413,103	10.5
Other Investments	58,356	0.0

Total Investments	337,818,585	99.8
Other Assets in Excess of Liabilities	638,161	0.2

Net Assets	$338,456,746	100.0%

†	Non-income producing security.
(a)	Security fair valued at June 30, 2010.
(b)	Represents less than 0.05 percent of net assets.
(c)	Represents annualized seven–day yield as of June 30, 2010.
(d)	Includes appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.
(e)	All or a portion of the security on loan. The aggregate market value of such securities is $10,560,719; cash collateral of $11,381,461 was received with which the Fund purchased a money market fund.
(f)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 2, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

ADR - American Depositary Receipt.

REIT - Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	28

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

Open futures contracts outstanding at June 30, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
193	Amsterdam Index	July 16, 2010	$15,827,072	$14,939,469	$(887,603)
308	CAC40 10 EURO	July 16, 2010	13,804,319	12,963,901	(840,418)
46	DAX Index	September 17, 2010	8,717,456	8,383,542	(333,914)
224	FTSE 100 Index	September 17, 2010	17,454,798	16,333,961	(1,120,837)
83	FTSE/MIB Index	September 17, 2010	10,394,575	9,817,782	(576,793)
45	IBEX 35 Index	July 16, 2010	5,270,589	5,064,261	(206,328)
3	MSCI SING Index	July 29, 2010	144,751	144,115	(636)
114	S&P500 EMINI	September 17, 2010	6,249,753	5,851,620	(398,133)

					(4,364,662)

Short Contracts:
71	HANG SENG Index	July 29, 2010	(9,470,450)	(9,153,893)	316,557
25	OMXS30 Index	July 16, 2010	(334,174)	(323,186)	10,988
48	S&P/TSX 60 Index	September 16, 2010	(6,189,593)	(5,944,597)	244,996
236	SPI 200 FUT	September 16, 2010	(22,511,455)	(21,166,499)	1,344,956
19	Swiss Market Index	September 17, 2010	(1,139,194)	(1,074,584)	64,610
79	TOPIX Index	September 9, 2010	(7,654,639)	(7,492,111)	162,528

					2,144,635

					$(2,220,027)

Cash held as collateral with broker for futures contracts was $12,069,627 at June 30, 2010.

Forward foreign currency exchange contracts outstanding as of June 30, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	AUD	21,458,000	$18,404,358	$17,893,373	$(510,985)
Canadian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	CAD	727,000	690,409	682,556	(7,853)
Swiss Franc, Expiring 09/15/10	The Royal Bank of Scotland	CHF	21,754,000	19,093,679	20,212,578	1,118,899
Danish Krone, Expiring 09/15/10	The Royal Bank of Scotland	DKK	1,674,000	276,782	274,881	(1,901)
Euro, Expiring 09/15/10	The Royal Bank of Scotland	EUR	4,898,000	6,036,807	5,992,143	(44,664)
British Pound, Expiring 09/15/10	The Royal Bank of Scotland	GBP	11,320,000	16,561,590	16,912,544	350,954
Hong Kong Dollar, Expiring 09/15/10	The Royal Bank of Scotland	HKD	4,612,000	593,262	592,597	(665)
Japanese Yen, Expiring 09/15/10	The Royal Bank of Scotland	JPY	2,044,958,000	22,523,163	23,159,830	636,667
Norweign Krona, Expiring 09/15/10	The Royal Bank of Scotland	NOK	242,019,000	37,232,183	37,040,468	(191,715)
New Zealand Dollar, Expiring 09/15/10	The Royal Bank of Scotland	NZD	4,124,000	2,817,119	2,812,097	(5,022)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	29

Schedule of Investments	June 30, 2010 (Unaudited)

AQR GLOBAL EQUITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Swedish Krona, Expiring 09/15/10	The Royal Bank of Scotland	SEK	207,997,000	$26,519,706	$26,674,410	$154,704
Singapore Dollar, Expiring 09/15/10	The Royal Bank of Scotland	SGD	330,000	234,788	235,900	1,112

				$150,983,846	$152,483,377	$1,499,531

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	AUD	(14,935,000)	$(12,489,597)	$(12,453,981)	$35,616
Canadian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	CAD	(16,410,000)	(15,767,164)	(15,406,797)	360,367
Swiss Franc, Expiring 09/15/10	The Royal Bank of Scotland	CHF	(12,052,000)	(10,687,015)	(11,198,032)	(511,017)
Danish Krone, Expiring 09/15/10	The Royal Bank of Scotland	DKK	(7,501,000)	(1,235,907)	(1,231,712)	4,195
Euro, Expiring 09/15/10	The Royal Bank of Scotland	EUR	(38,296,000)	(46,963,331)	(46,850,781)	112,550
British Pound, Expiring 09/15/10	The Royal Bank of Scotland	GBP	(1,418,000)	(2,127,782)	(2,118,550)	9,232
Hong Kong Dollar, Expiring 09/15/10	The Royal Bank of Scotland	HKD	(455,000)	(58,461)	(58,463)	(2)
Japanese Yen, Expiring 09/15/10	The Royal Bank of Scotland	JPY	(800,550,000)	(8,785,040)	(9,066,495)	(281,455)
Norweign Krona, Expiring 09/15/10	The Royal Bank of Scotland	NOK	(14,192,000)	(2,183,328)	(2,172,054)	11,274
New Zealand Dollar, Expiring 09/15/10	The Royal Bank of Scotland	NZD	(6,784,000)	(4,677,833)	(4,625,913)	51,920
Swedish Krona, Expiring 09/15/10	The Royal Bank of Scotland	SEK	(61,542,000)	(7,723,832)	(7,892,405)	(168,573)
Singapore Dollar, Expiring 09/15/10	The Royal Bank of Scotland	SGD	(90,000)	(64,788)	(64,339)	449

				$(112,764,078)	$(113,139,522)	$(375,444)

				$38,219,768	$39,343,855	$1,124,087

Money Market fund investment is pledged at the broker for forward foreign exchange contracts in the amount of $450,000.

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norweign Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	30

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL EQUITY FUND

COMMON STOCKS - 87.0%	SHARES	VALUE (Note 3)
Australia - 7.1%
Amcor Ltd.	102,206	$544,717
Ansell Ltd.	64,863	711,639
Arrow Energy Ltd. †	22,531	91,195
ASX Ltd.	5,817	141,901
Australia & New Zealand Banking Group Ltd.	141,708	2,545,275
AWB Ltd. †	40,693	31,092
AXA Asia Pacific Holdings Ltd.	35,273	161,373
BHP Billiton Ltd.	105,479	3,281,409
Boral Ltd.	155,322	622,167
Brambles Ltd.	75,294	342,895
Caltex Australia Ltd.	34,168	268,090
Centennial Coal Co. Ltd.	67,846	250,662
CFS Retail Property Trust REIT	69,740	110,234
Challenger Financial Services Group Ltd.	302,767	882,819
Commonwealth Bank of Australia	61,466	2,484,920
Computershare Ltd.	15,439	136,538
Dexus Property Group REIT	136,404	87,528
DUET Group	122,136	165,028
Fairfax Media Ltd. (e)	170,460	186,255
Felix Resources Ltd. (a)(3)*†	592	41
Flight Centre Ltd.	15,121	209,196
Foster’s Group Ltd.	122,175	578,687
Goodman Group REIT	193,631	102,414
GPT Group †(a)(3)	143,427	—
GPT Group REIT	58,413	136,386
Incitec Pivot Ltd.	51,736	117,005
Insurance Australia Group Ltd.	128,247	364,810
Intoll Group	25,619	22,322
Lend Lease Group	21,131	128,681
Mirvac Group REIT	88,938	97,129
National Australia Bank Ltd.	93,070	1,799,440
Newcrest Mining Ltd.	16,024	467,525
Origin Energy Ltd.	33,140	413,445
Paladin Energy Ltd. †	24,740	73,667
QBE Insurance Group Ltd.	22,397	339,854
Ramsay Health Care Ltd.	4,025	47,348
Rio Tinto Ltd.	19,822	1,090,100
SP AusNet	146,652	94,160
Stockland REIT	89,584	278,035
Suncorp-Metway Ltd.	158,352	1,059,404
TABCORP Holdings Ltd.	143,767	761,933
Tatts Group Ltd.	363,919	682,352
Telstra Corp., Ltd.	519,616	1,416,344
Transurban Group	37,755	134,018
Wesfarmers Ltd.	52,275	1,249,903
West Australian Newspapers Holdings Ltd. (e)	27,341	148,677
Westfield Group REIT	82,200	835,297
Westpac Banking Corp.	76,995	1,357,151

		27,051,061

Belgium - 0.7%
Anheuser-Busch InBev NV	24,874	1,195,976
Bekaert NV	1,308	218,065
Groupe Bruxelles Lambert SA	2,641	183,133

	SHARES	VALUE (Note 3)
Belgium - 0.7% (continued)
KBC Groep NV †	24,077	$922,879

		2,520,053

China - 0.1%
Foxconn International Holdings Ltd. †	69,406	44,933
Sands China Ltd.	72,000	106,415
Yangzijiang Shipbuilding Holdings Ltd.	63,319	60,394

		211,742

Denmark - 1.6%
AP Moller - Maersk A/S	62	488,301
Coloplast A/S Class B	7,590	753,378
Danisco A/S	11,742	790,145
Danske Bank A/S †	58,094	1,117,869
Novo Nordisk A/S Class B	36,861	2,978,101

		6,127,794

Finland - 1.1%
Fortum Oyj	18,205	399,613
Kesko Oyj Class B	6,176	199,771
Kone Oyj Class B	23,010	916,152
Nokia Oyj	57,934	472,210
Stora Enso Oyj	151,626	1,095,611
UPM-Kymmene Oyj	56,510	748,155
Wartsila Oyj	8,349	379,645

		4,211,157

France - 7.4%
Atos Origin SA †	5,536	222,287
BNP Paribas	55,303	2,975,351
Bouygues SA †	12,012	463,682
Christian Dior SA	13,165	1,263,607
CNP Assurances	3,143	213,829
Compagnie de Saint-Gobain (e)	26,079	971,824
Compagnie Generale des Etablissements Michelin Class B	31,858	2,219,623
Compagnie Generale de Geophysique-Veritas †	35,422	630,155
Eutelsat Communications	16,335	546,858
Imerys SA	2,602	132,403
JC Decaux SA	9,016	210,070
Klepierre REIT (e)	3,675	101,537
Legrand SA	27,777	823,342
L’Oreal SA	7,903	773,785
LVMH Moet Hennessy Louis Vuitton SA	10,866	1,182,689
M6 Metropole Television SA	32,413	655,425
Natixis †	155,909	677,028
PPR	11,621	1,443,599
Safran SA	31,547	880,014
Sanofi-Aventis	15,188	914,734
Schneider Electric SA	21,180	2,139,184
Societe BIC SA	14,337	1,018,246
Suez SA †(a)(3)	7,680	—
Technip SA	5,191	297,735
Thales SA	21,616	697,854
Total SA	97,548	4,354,436
Unibail-Rodamco SE (e)	3,619	589,834

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	31

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
France - 7.4% (continued)
Vinci SA	11,314	$469,777
Vivendi SA	73,040	1,484,328

		28,353,236

Germany - 7.2%
Adidas AG	19,420	940,219
Allianz SE	26,392	2,612,111
BASF SE	52,237	2,854,255
Bayer AG	44,338	2,477,676
Continental AG †	7,711	400,274
Daimler AG †	30,620	1,548,931
Deutsche Bank AG	38,584	2,167,238
Deutsche Boerse AG	5,256	319,321
Deutsche Post AG (e)	82,320	1,200,239
E.ON AG	40,607	1,091,852
GEA Group AG	8,131	161,831
Hannover Rueckversicherung-Gesellschaft AG	61,445	2,633,258
Henkel AG & Co. KGaA	16,446	803,073
Infineon Technologies AG †	158,479	918,769
RWE AG	13,691	895,885
Salzgitter AG	10,803	643,791
Siemens AG	40,798	3,648,970
Suedzucker AG (e)	20,196	364,890
ThyssenKrupp AG	52,309	1,289,062
United Internet AG	22,641	247,924
Volkswagen AG	4,969	429,838

		27,649,407

Hong Kong - 2.1%
ASM Pacific Technology Ltd.	6,404	49,751
BOC Hong Kong Holdings Ltd.	250,553	570,625
Cheung Kong Holdings Ltd.	69,278	799,523
Cheung Kong Infrastructure Holdings Ltd.	14,827	54,924
Chinese Estates Holdings Ltd. †	157	277
CLP Holdings Ltd.	90,009	651,494
Esprit Holdings Ltd.	56,828	305,244
Hang Lung Group Ltd.	30,276	163,162
Hang Seng Bank Ltd.	3,688	49,310
Hong Kong & China Gas Co., Ltd.	19	47
Hong Kong Exchanges and Clearing Ltd.	38,454	599,747
Hopewell Holdings Ltd.	27,262	76,995
Hutchison Whampoa Ltd.	73,832	454,368
Hysan Development Co., Ltd.	120,000	339,224
Industrial & Commercial Bank of China Ltd.	918	2,431
Kerry Properties Ltd.	50,000	216,047
Li & Fung Ltd.	85,668	383,277
Lifestyle International Holdings Ltd.	20,500	39,664
Link REIT	81,382	201,939
Mongolia Energy Co. Ltd. †	95,406	33,192
Neo-China Land Group Holdings Ltd. †	8	3
New World Development Ltd.	88,896	144,318
NWS Holdings Ltd.	26,000	46,993
Orient Overseas International Ltd.	50,000	357,417
PCCW Ltd.	131,000	38,216
Sun Hung Kai Properties Ltd.	37,046	506,641
Swire Pacific Ltd.	27,030	306,824
Television Broadcasts Ltd.	72,403	335,743

	SHARES	VALUE (Note 3)
Hong Kong - 2.1% (continued)
Wharf Holdings Ltd.	121,243	$587,370
Wheelock & Co. Ltd.	108,621	306,215
Yue Yuen Industrial Holdings Ltd.	119,109	369,697

		7,990,678

Italy - 1.9%
Autogrill SpA †	42,536	508,581
ENI SpA	216,281	3,970,078
Intesa Sanpaolo SpA	168,549	443,908
Mediaset SpA	140,579	799,422
Parmalat Finanziaria SpA †(a)(3)	45,800	—
Pirelli & C SpA	626,333	344,919
Prysmian SpA	15,902	228,228
UniCredit SpA	383,127	847,493

		7,142,629

Japan - 20.1%
Aeon Co., Ltd.	108,400	1,147,016
Aeon Mall Co., Ltd.	2,900	57,451
Aisin Seiki Co., Ltd.	28,600	769,985
Alfresa Holdings Corp.	29	1,402
Asahi Glass Co., Ltd.	68,413	642,387
Asahi Kasei Corp.	48,000	250,769
Asics Corp.	319	2,921
Astellas Pharma, Inc.	24,897	834,192
Bank of Yokohama Ltd.	39,142	179,054
Canon Marketing Japan, Inc.	6	84
Canon, Inc.	42,615	1,588,238
Central Glass Co., Ltd.	67	264
Central Japan Railway Co.	120	990,822
Chubu Electric Power Co., Inc.	38,797	962,802
Circle K Sunkus Co., Ltd.	12	154
Citizen Holdings Co., Ltd.	38,800	237,026
Comsys Holdings Corp.	26	233
Credit Saison Co. Ltd.	55,212	577,848
Dai Nippon Printing Co., Ltd.	27,861	321,552
Daicel Chemical Industries Ltd.	33,000	222,638
Daiei, Inc. †	31	128
Daifuku Co., Ltd.	255	1,565
Daiichi Sankyo Co., Ltd.	32,600	582,428
Daito Trust Construction Co. Ltd.	2,787	157,824
Daiwa House Industry Co., Ltd.	17,295	155,589
Denki Kagaku Kogyo Kabushiki Kaisha	44,000	204,801
Doutor Nichires Holdings Co., Ltd.	5	67
Dowa Holdings Co. Ltd.	69,818	334,501
East Japan Railway Co.	28,813	1,918,530
Ebara Corp. †	67,983	288,939
FamilyMart Co. Ltd.	57	1,882
Fuji Electric Holdings Co., Ltd.	138,000	397,349
Fuji Heavy Industries Ltd. †	198,721	1,064,564
Fuji Media Holdings, Inc.	17	24,407
Fujifilm Holdings Corp.	33,543	969,375
Fujikura Ltd.	167,188	728,280
Fujitsu Ltd.	289,635	1,810,456
Fukuoka Financial Group, Inc.	133,046	553,822
Funai Electric Co. Ltd.	11,667	418,825
Glory Ltd.	3	65
Hino Motors Ltd.	62,000	305,695

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	32

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
Japan - 20.1% (continued)
Hitachi Capital Corp.	6,610	$87,901
Hitachi Chemical Co., Ltd.	10,589	196,724
Hitachi High-Technologies Corp.	19,906	365,691
Hitachi Ltd. †	49,000	177,983
Hokuhoku Financial Group, Inc.	168,812	310,109
Honda Motor Co., Ltd. (1)	42,697	1,254,132
Hoya Corp.	21,563	458,811
IHI Corp.	268,000	426,474
Inpex Corp.	63	349,430
Itochu Corp.	62,444	488,154
Itochu Techno-Solutions Corp.	7,900	288,691
Japan Real Estate Investment Corp. REIT	17	138,475
Japan Retail Fund Investment Corp. REIT	48	58,461
Japan Tobacco, Inc.	98	304,887
JFE Holdings, Inc.	20,447	632,569
JGC Corp.	43,936	666,695
JS Group Corp.	4,300	82,078
JTEKT Corp.	67,170	621,200
JX Holdings, Inc. (1)†	84,695	418,614
Kaken Pharmaceutical Co., Ltd.	6,918	68,729
Kandenko Co., Ltd.	894	5,290
Kaneka Corp.	130,625	757,788
Kansai Electric Power Co., Inc.	19,132	466,596
Kansai Paint Co., Ltd.	94,291	809,385
Kao Corp.	15,185	357,286
KDDI Corp.	255	1,215,505
Keisei Electric Railway Co., Ltd.	17,000	95,046
Kinden Corp.	43,564	370,965
Koito Manufacturing Co., Ltd.	16,000	235,613
Komatsu Ltd.	6,685	120,371
Konica Minolta Holdings, Inc.	46,500	447,343
Kose Corp.	14	329
Kuraray Co., Ltd.	65,000	762,553
Makita Corp.	13,900	371,964
Marubeni Corp.	52,974	271,566
Miraca Holdings, Inc.	43,106	1,290,248
Mitsubishi Corp.	59,502	1,231,004
Mitsubishi Electric Corp.	54,000	421,466
Mitsubishi Estate Co., Ltd.	46,020	640,675
Mitsubishi Gas Chemical Co., Inc.	24	116
Mitsubishi UFJ Financial Group, Inc.	505,991	2,297,558
Mitsui & Co., Ltd.	147,343	1,718,873
Mitsui Chemicals, Inc.	103,211	288,447
Mitsui Engineering & Shipbuilding Co., Ltd.	265,509	536,273
Mitsui Fudosan Co., Ltd.	28,205	392,570
Mitsui Mining & Smelting Co., Ltd.	109,000	287,655
Mitsumi Electric Co., Ltd.	39,589	671,601
Mizuho Financial Group, Inc.	10	16
Mizuho Securities Co., Ltd.	258,185	575,629
Mochida Pharmaceutical Co., Ltd.	212	2,021
Musashino Bank Ltd.	58	1,665
NHK Spring Co., Ltd.	34,196	312,791
Nintendo Co., Ltd.	13	3,817
Nippon Building Fund, Inc. REIT	19	150,756
Nippon Electric Glass Co., Ltd.	100,000	1,145,454
Nippon Kayaku Co., Ltd.	30,000	256,536
Nippon Meat Packers, Inc.	12,000	148,125

	SHARES	VALUE (Note 3)
Japan - 20.1% (continued)
Nippon Paper Group, Inc.	14,900	$412,420
Nippon Shokubai Co., Ltd.	51,000	483,772
Nippon Telegraph & Telephone Corp.	19,019	774,756
Nippon Television Network Corp.	1,300	178,414
Nishi-Nippon City Bank Ltd.	80,737	231,222
Nissan Motor Co., Ltd. †	183,755	1,280,494
Nissan Shatai Co., Ltd.	8,403	55,053
Nisshin Seifun Group, Inc.	49,084	554,221
Nitto Denko Corp.	11,783	386,522
NKSJ Holdings, Inc. (1)	360	2,154
Nomura Holdings, Inc.	55,113	301,109
Nomura Real Estate Holdings, Inc.	3,300	41,300
Nomura Real Estate Office Fund, Inc. REIT	10	49,783
NTT Data Corp.	281	1,037,224
NTT DoCoMo, Inc.	709	1,073,631
Obic Co., Ltd.	750	144,770
OJI Paper Co., Ltd.	48,000	235,341
Okinawa Electric Power Co., Inc.	1,053	53,363
Omron Corp.	14,937	325,618
ORIX Corp.	3,669	265,800
Osaka Gas Co., Ltd.	237,802	857,743
Otsuka Corp.	1,700	108,344
Panasonic Electric Works Co., Ltd.	19,000	186,759
Point, Inc.	1	55
Promise Co., Ltd.	24,633	165,958
Rengo Co., Ltd.	63,299	399,438
Resona Holdings, Inc.	70	854
Sankyo Co., Ltd.	24	1,085
SBI Holdings, Inc.	600	74,538
Secom Co., Ltd.	2,273	100,935
Sega Sammy Holdings, Inc.	24,000	344,751
Seino Holdings Corp.	111,837	769,617
Sekisui Chemical Co., Ltd.	32,000	199,611
Sekisui House Ltd.	19,000	162,498
Seven & I Holdings Co., Ltd.	22,639	518,689
Shimamura Co., Ltd.	4,600	415,920
Shinko Electric Industries Co., Ltd.	8,488	110,305
Sojitz Corp.	89,062	139,189
Sony Corp.	71,471	1,906,346
Stanley Electric Co., Ltd.	43	712
Sumitomo Bakelite Co., Ltd.	263	1,287
Sumitomo Corp.	42,000	419,454
Sumitomo Electric Industries Ltd.	77,054	897,982
Sumitomo Heavy Industries Ltd.	198,000	1,161,773
Sumitomo Metal Mining Co., Ltd.	179	2,233
Sumitomo Mitsui Financial Group, Inc.	22,036	623,671
Sumitomo Realty & Development Co., Ltd.	13,261	225,330
Sumitomo Trust & Banking Co., Ltd.	27,075	137,843
Sysmex Corp.	2,600	147,664
Takeda Pharmaceutical Co., Ltd.	59,281	2,546,275
TDK Corp.	3,904	213,636
Toho Co., Ltd.	4,000	66,314
Toho Gas Co., Ltd.	94,627	504,753
Tokai Rika Co., Ltd.	50,699	876,985
Tokio Marine Holdings, Inc.	15,500	407,493
Tokuyama Corp.	340	1,497
Tokyo Gas Co., Ltd.	241,071	1,100,522

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	33

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
Japan - 20.1% (continued)
Tokyo Steel Manufacturing Co., Ltd.	13,945	$161,208
Tokyo Tatemono Co., Ltd.	14,000	43,144
Tokyu Land Corp.	26,483	92,576
Toppan Printing Co., Ltd.	15,000	118,614
Toshiba Corp. †	60,341	298,904
Toyo Seikan Kaisha Ltd.	19,761	288,356
Toyo Suisan Kaisha Ltd.	24,370	581,653
Toyota Auto Body Co., Ltd.	57	713
Toyota Motor Corp.	74,453	2,558,106
Toyota Tsusho Corp.	10,710	152,656
USS Co., Ltd.	10,494	749,632
West Japan Railway Co.	82	299,863
Yamada Denki Co., Ltd.	20,730	1,354,493
Yamaguchi Financial Group, Inc.	17,652	168,701
Yamaha Corp.	18,600	189,925
Yamatake Corp.	4,437	103,194
Yamato Holdings Co., Ltd.	24,460	323,741
Yamato Kogyo Co., Ltd.	16,337	407,207
Yokogawa Electric Corp.	33,711	208,668

		76,549,014

Luxembourg - 0.5%
ArcelorMittal (e)	38,499	1,032,614
SES	16,676	346,804
Tenaris SA	30,154	520,091

		1,899,509

Netherlands - 3.9%
Brit Insurance Holdings NV	35,624	479,892
Corio NV REIT	2,174	105,572
ING Groep NV †	120,799	893,977
Koninklijke Boskalis Westminster NV	12,902	501,295
Koninklijke DSM NV	34,449	1,369,419
Koninklijke Philips Electronics NV	56,802	1,696,229
Royal Dutch Shell PLC Class A	134,779	3,401,287
Royal Dutch Shell PLC Class B	119,649	2,891,998
TNT NV	70,700	1,780,732
Unilever NV	59,667	1,629,462

		14,749,863

New Zealand - 0.0% (b)
Telecom Corp. of New Zealand Ltd.	78,357	100,541

Singapore - 1.5%
Ascendas REIT	49,637	64,103
CapitaMall Trust REIT	71,994	93,859
CapitaMalls Asia Ltd.	47,000	70,271
ComfortDelgro Corp., Ltd.	68	71
DBS Group Holdings Ltd.	81,128	787,338
Fraser and Neave Ltd.	153,000	559,480
Golden Agri-Resources Ltd.	755,000	283,042
Haw Par Corp., Ltd.	2,960	12,121
Jardine Cycle & Carriage Ltd.	15,066	320,612
Keppel Corp., Ltd.	103,571	625,317
K-Green Trust (1)†	20,714	15,543
Neptune Orient Lines Ltd.	184,000	259,890
Oversea-Chinese Banking Corp., Ltd.	70,479	443,814

	SHARES	VALUE (Note 3)
Singapore - 1.5% (continued)
Pacific Century Regional Developments Ltd.	410	$51
SembCorp Industries Ltd.	32,017	92,588
SembCorp Marine Ltd.	80,000	218,618
Singapore Exchange Ltd.	29,472	154,558
Singapore Technologies Engineering Ltd.	63,265	147,897
Singapore Telecommunications Ltd.	304,524	658,355
StarHub Ltd.	1,988	3,196
United Overseas Bank Ltd.	74,097	1,030,828
UOL Group Ltd.	18,000	48,481

		5,890,033

Spain - 3.6%
Banco Bilbao Vizcaya Argentaria SA	230,520	2,375,036
Banco Santander SA	466,159	4,888,945
Endesa SA (e)	74,446	1,582,490
Industria de Diseno Textil SA	14,424	822,478
Repsol YPF SA	34,941	705,114
Tecnicas Reunidas SA	37,005	1,682,897
Telefonica SA	85,076	1,576,010

		13,632,970

Sweden - 3.8%
Atlas Copco AB Class A	35,220	514,940
Boliden AB	8,356	92,356
Electrolux AB Series B	137,849	3,151,341
Hennes & Mauritz AB	26,832	737,407
Husqvarna AB	20,795	125,049
Investor AB	19,364	313,237
Nordea Bank AB	106,141	875,256
Svenska Cellulosa AB	59,223	696,542
Tele2 AB Class B	230,706	3,446,866
Telefonaktiebolaget LM Ericsson B Shares	248,421	2,755,541
TeliaSonera AB	167,696	1,077,556
Volvo AB †	58,238	644,043

		14,430,134

Switzerland - 7.9%
ABB Ltd. †	198,004	3,447,369
Clariant AG †	109,746	1,389,648
Compagnie Financiere Richemont SA Class A	29,763	1,039,094
Credit Suisse Group AG	11,835	444,963
Nestle SA	172,048	8,295,955
Novartis AG	150,023	7,270,585
Roche Holding AG	34,322	4,724,139
Schindler Holding AG	15,249	1,285,283
Sulzer AG	14,633	1,364,889
Swiss Life Holding AG †	3,464	331,064
Xstrata PLC	46,411	607,736

		30,200,725

United Kingdom - 16.5%
Amlin PLC	33,798	194,523
Anglo American PLC †	11,957	416,643
AstraZeneca PLC	48,714	2,296,660
Atkins WS PLC	27,445	277,943
Autonomy Corp. PLC †	8,137	221,801

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	34

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
United Kingdom - 16.5% (continued)
Aviva PLC	391,361	$1,818,727
Barclays PLC	314,332	1,254,656
Berkeley Group Holdings PLC †	31,072	352,547
BHP Billiton PLC	78,691	2,040,341
BP PLC	774,637	3,708,313
Bradford & Bingley PLC †(a)	185,220	—
British American Tobacco PLC	100,364	3,185,130
British Land Co. PLC REIT	29,205	188,648
BT Group PLC	975,377	1,882,765
Burberry Group PLC	96,503	1,089,866
Cairn Energy PLC †	51,882	318,732
Centrica PLC	436,368	1,925,699
Compass Group PLC	56,929	433,086
Cookson Group PLC †	118,053	678,595
Daily Mail & General Trust PLC	149,459	972,822
GlaxoSmithKline PLC	63,075	1,071,067
HSBC Holdings PLC	492,939	4,503,341
IMI PLC	150,292	1,531,288
Imperial Tobacco Group PLC	56,552	1,580,100
International Personal Finance PLC	39,738	112,400
Investec PLC	211,576	1,423,705
Kazakhmys PLC	12,607	185,057
Kesa Electricals PLC	224,210	405,912
Kingfisher PLC	412,950	1,293,591
Land Securities Group PLC REIT	24,126	199,660
Lloyds Banking Group PLC †	3,997,269	3,155,711
Logica PLC	128,230	207,982
Mondi PLC	342,387	1,948,461
National Grid PLC	48,329	352,848
Next PLC	15,743	469,369
Old Mutual PLC	355,747	544,665
Pearson PLC	104,669	1,376,582
Persimmon PLC †	61,445	318,922
Petrofac Ltd.	43,327	762,249
Randgold Resources Ltd.	3,434	326,464
Reed Elsevier PLC	45,629	338,329
Rentokil Initial PLC †	379,749	608,578
Rio Tinto PLC	56,409	2,477,165
Rolls-Royce Group PLC	83,181	694,294
Rolls-Royce Group PLC Class C (3)†	7,486,290	11,185
Royal Bank of Scotland Group PLC †	635,088	386,781
Segro PLC REIT	49,428	186,365
Stagecoach Group PLC	103,376	272,697
Standard Chartered PLC	18,178	442,641
Tate & Lyle PLC	291,533	1,947,862
Tesco PLC	238,989	1,348,234
Tullow Oil PLC	33,850	503,529
Unilever PLC	96,145	2,570,147
Vedanta Resources PLC	9,481	297,887
Vodafone Group PLC	2,134,199	4,397,496
WH Smith PLC	72,142	439,854
Wolseley PLC †	12,769	253,463
WPP PLC	84,853	799,356

		63,002,734

TOTAL COMMON STOCKS (cost $352,791,011)		331,713,280

	SHARES	VALUE (Note 3)

MONEY MARKET FUNDS- 9.5%
Dreyfus Institutional Cash Advantage Fund, 0.19% (c)(f)	36,361,014	36,361,014

(cost $36,361,014; includes $5,577,906 of cash collateral received for securities on loan)

OTHER INVESTMENTS - 0.0% (b)(3)	PAR VALUE
Commercial Paper - 0.0% (b)(3)
United States - 0.0% (b)(3)
Lehman Commercial Paper, Inc., 0.0% (cost $453,006)	453,006	88,336

TOTAL INVESTMENTS - 96.5% (cost $389,605,031)		368,162,630

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.5% (d)		13,245,292

NET ASSETS - 100.0%		$381,407,922

INDUSTRY	VALUE	% OF NET ASSETS
Automobiles & Components	$13,352,732	3.5%
Banks	40,442,541	10.6
Capital Goods	39,494,180	10.4
Commercial & Professional Services	2,788,764	0.7
Consumer Durables & Apparel	13,058,996	3.4
Consumer Services	2,701,630	0.7
Diversified Financials	9,701,376	2.6
Energy	25,644,950	6.7
Food & Staples Retailing	4,496,742	1.2
Food, Beverage & Tobacco	24,010,281	6.3
Health Care Equipment & Services	2,951,679	0.8
Household & Personal Products	1,934,473	0.5
Insurance	11,163,157	2.9
Materials	33,550,295	8.8
Media	8,469,807	2.2
Pharmaceuticals, Biotechnology & Life Sciences	25,766,606	6.8
Real Estate	9,276,505	2.5
Retailing	9,181,319	2.4
Semiconductors & Semiconductor Equipment	1,078,825	0.3
Software & Services	2,619,378	0.7
Technology Hardware & Equipment	12,294,681	3.2
Telecommunication Services	17,661,236	4.6
Transportation	8,913,307	2.3
Utilities	11,159,820	2.9
Money Market Fund	36,361,014	9.5
Other Investments	88,336	0.0

Total Investments	368,162,630	96.5
Other Assets in Excess of Liabilities	13,245,292	3.5

Net Assets	$381,407,922	100.0%

†	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	35

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL EQUITY FUND

(a)	Security fair valued at June 30, 2010.
(b)	Represents less than 0.05 percent of net assets.
(c)	Represents annualized seven–day yield as of June 30 , 2010.
(d)	Includes appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.
(e)	All or a portion of the security on loan. The aggregate market value of such securities is $5,141,367; cash collateral of $5,577,906 was received with which the Fund purchased a money market fund.
(f)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 2, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust.

Open futures contracts outstanding at June 30, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
346	Amsterdam Index	July 16, 2010	$28,379,251	$26,782,675	$(1,596,576)
582	CAC40 10 EURO	July 16, 2010	26,105,246	24,496,723	(1,608,523)
58	DAX Index	September 17, 2010	11,006,692	10,570,552	(436,140)
71	IBEX 35 Index	July 16, 2010	8,329,891	7,990,278	(339,613)
160	FTSE/MIB Index	September 17, 2010	20,036,083	18,925,846	(1,110,237)
384	FTSE 100 Index	September 17, 2010	29,922,566	28,001,076	(1,921,490)
11	MSCI SING Index	July 29, 2010	531,130	528,421	(2,709)

					(7,015,288)

Short Contracts:
57	HANG SENG Index	July 29, 2010	(7,602,769)	(7,348,900)	253,869
1,061	OMXS30 Index	July 16, 2010	(14,185,135)	(13,716,045)	469,090
286	SPI 200	September 16, 2010	(27,289,495)	(25,650,926)	1,638,569
195	Swiss Market Index	September 17, 2010	(11,722,253)	(11,028,622)	693,630
195	TOPIX Index	September 9, 2010	(18,860,292)	(18,493,186)	367,107

					3,422,265

					$(3,593,023)

Cash held as collateral with broker for futures contracts was $19,495,712 at June 30, 2010.

Forward foreign currency exchange contracts outstanding as of June 30, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	AUD	32,396,000	$27,735,808	$27,014,340	$(721,468)
Swiss Franc, Expiring 09/15/10	The Royal Bank of Scotland	CHF	4,556,200	3,985,024	4,233,362	248,338
Danish Krone, Expiring 09/15/10	The Royal Bank of Scotland	DKK	3,102,000	504,721	509,368	4,647
Euro, Expiring 09/15/10	The Royal Bank of Scotland	EUR	7,289,000	8,964,194	8,917,259	(46,935)
British Pound, Expiring 09/15/10	The Royal Bank of Scotland	GBP	11,695,300	17,124,215	17,473,258	349,043

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	36

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL EQUITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Hong Kong Dollar, Expiring 09/15/10	The Royal Bank of Scotland	HKD	15,577,000	$2,003,637	$2,001,491	$(2,146)
Japanese Yen, Expiring 09/15/10	The Royal Bank of Scotland	JPY	3,203,072,800	35,258,764	36,275,866	1,017,102
Norwegian Krone, Expiring 09/15/10	The Royal Bank of Scotland	NOK	352,443,000	54,132,571	53,940,614	(191,957)
Swedish Krona, Expiring 09/15/10	The Royal Bank of Scotland	SEK	352,394,000	44,944,288	45,192,488	248,200
Singapore Dollar, Expiring 09/15/10	The Royal Bank of Scotland	SGD	1,199,300	851,672	857,355	5,683

				$195,504,894	$196,415,401	$910,507

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	AUD	(26,136,900)	(21,889,340)	(21,795,009)	94,331
Swiss Franc, Expiring 09/15/10	The Royal Bank of Scotland	CHF	(3,416,000)	(3,002,641)	(3,173,953)	(171,312)
Danish Krone, Expiring 09/15/10	The Royal Bank of Scotland	DKK	(17,385,000)	(2,863,973)	(2,854,728)	9,245
Euro, Expiring 09/15/10	The Royal Bank of Scotland	EUR	(45,355,600)	(55,628,455)	(55,487,395)	141,060
British Pound, Expiring 09/15/10	The Royal Bank of Scotland	GBP	(6,922,000)	(10,244,840)	(10,341,752)	(96,912)
Hong Kong Dollar, Expiring 09/15/10	The Royal Bank of Scotland	HKD	(2,303,000)	(295,899)	(295,911)	(12)
Japanese Yen, Expiring 09/15/10	The Royal Bank of Scotland	JPY	(2,943,382,000)	(32,316,098)	(33,334,780)	(1,018,682)
Norwegian Krone, Expiring 09/15/10	The Royal Bank of Scotland	NOK	(17,922,000)	(2,754,577)	(2,742,922)	11,655
Swedish Krona, Expiring 09/15/10	The Royal Bank of Scotland	SEK	(136,492,000)	(17,047,835)	(17,504,308)	(456,473)
Singapore Dollar, Expiring 09/15/10	The Royal Bank of Scotland	SGD	(419,000)	(297,609)	(299,535)	(1,926)

				$(146,341,267)	$(147,830,293)	$(1,489,026)

				$49,163,627	$48,585,108	$(578,519)

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

Money market fund investment is pledged at the broker for forward foreign exchange contracts in the amount of $1,024,850 at June 30, 2010.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	37

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

LONG INVESTMENTS - 117.9%	SHARES	VALUE (Note 3)
COMMON STOCKS - 48.9%

Banks - 0.9%
Boston Private Financial Holdings, Inc.	118,199	$760,020
Central Jersey Bancorp †	247,207	1,750,226
First Chester County Corp.	65,556	566,404
First Keystone Financial, Inc. †	17,055	227,684
Popular, Inc.	6	16
Santander BanCorp †	3,301	41,725
South Financial Group, Inc.	908,354	247,526
Wainwright Bank & Trust Co.	128,781	2,401,765

		5,995,366

Capital Goods - 2.1%
Allied Defense Group, Inc. †	190,011	718,242
Argon ST, Inc. †	24,525	840,962
Blount International, Inc. †	114,000	1,170,780
China Electric Motor, Inc.	2,400	11,784
Douglas Dynamics, Inc. †	15,722	180,803
DynCorp International, Inc. Class A †(b)	173,200	3,034,464
Hardinge, Inc.	103,324	880,320
Hubbell, Inc. Class A	2,194	83,262
Lihua International, Inc. †	67,825	576,513
Portec Rail Products, Inc.	116,488	1,325,633
Rush Enterprises, Inc. Class B †	1,000	11,650
Sauer-Danfoss, Inc. †	63,649	777,791
Seacliff Construction Corp. (Canada)	2,223	35,708
Stanley, Inc. †	119,382	4,462,500

		14,110,412

Commercial & Professional Services - 2.3%
Bowne & Co., Inc.	683,416	7,667,927
Cornell Companies, Inc. †	119,269	3,204,758
RCM Technologies, Inc. †	41,033	183,418
Waste Services, Inc. † (Canada)	355,572	4,145,970

		15,202,073

Consumer Durables - 0.8%
China Intelligent Lighting and Electronics, Inc.	211,822	607,929
Kid Brands, Inc. †	106,140	746,164
Lennar Corp. Class B	204,766	2,319,999
Polo Ralph Lauren Corp.	9,850	718,656
Sport Supply Group, Inc.	86,980	1,170,751

		5,563,499

Consumer Services - 2.1%
Carnival Corp.	213,610	6,459,567
CKE Restaurants, Inc.	514,307	6,444,267
Landry’s Restaurants, Inc. †	2,209	54,032
Rubio’s Restaurants, Inc. †	93,692	793,571
Universal Travel Group †	5,700	33,516
VCG Holding Corp. †	34,604	55,366

		13,840,319

Diversified Financials - 0.8%
Artio Global Investors, Inc.	48,696	766,475
BlackRock Kelso Capital Corp.	153,399	1,514,048
CBOE Holdings, Inc. †	11,600	377,580
Fifth Street Finance Corp.	107,300	1,183,519

	SHARES	VALUE (Note 3)
Diversified Financials - 0.8% (continued)
Golub Capital BDC, LLC	19,950	$287,679
Janus Capital Group, Inc.	2,500	22,200
Thomas Weisel Partners Group, Inc. †	149,065	877,993

		5,029,494

Energy - 6.0%
Arena Resources, Inc. †	118,057	3,766,018
Boots & Coots, Inc. †	428,460	1,263,957
Exxon Mobil Corp. (b)	205,026	11,700,834
General Maritime Corp.	199,500	1,204,980
Mariner Energy, Inc. †	271,113	5,823,507
Omega Navigation Enterprises, Inc. Class A	284,474	554,724
OMNI Energy Services Corp. †	128,292	342,540
Petrobank Energy and Resources Ltd. † (Canada)	15,530	546,333
Royal Dutch Shell PLC ADR (Netherlands) (b)	139,652	6,742,399
Scorpio Tankers, Inc.	54,000	618,300
Sinoenergy Corp.	186,385	316,855
Smith International, Inc.	172,413	6,491,349
Storm Exploration, Inc. † (Canada)	73,397	925,262

		40,297,058

Food & Staples Retailing - 0.4%
Casey’s General Stores, Inc.	57,691	2,013,416
G Willi-Food International Ltd.	82,742	483,213

		2,496,629

Food, Beverage & Tobacco - 0.6%
American Italian Pasta Co. Class A†	26,576	1,405,073
Celsius Holdings, Inc. †	209,422	381,148
China New Borun Corp. ADR † (China)	8,352	48,859
Coca-Cola Enterprises, Inc.	68,665	1,775,678
Embotelladora Andina SA Class A ADR (Chile)	10,000	180,000
Molson Coors Brewing Co. Class B	3,426	145,125

		3,935,883

Health Care Equipment & Services - 6.7%
ATS Medical, Inc. †	686,772	2,726,485
Adcare Health System, Inc. †	58,000	179,800
DynaVox, Inc. Class A †	34,800	557,148
Eclipsys Corp. †	145,353	2,593,098
ev3, Inc. †	144,984	3,249,091
HealthTronics, Inc. †	559,383	2,701,820
inVentiv Health, Inc. †	220,777	5,651,891
National Dentex Corp. †	56,577	953,322
Odyssey HealthCare, Inc. †	109,688	2,930,863
Phase Forward, Inc. †	452,588	7,549,168
Psychiatric Solutions, Inc. †	134,178	4,390,304
SenoRx, Inc. †	385,400	4,231,692
Somanetics Corp. †	120,500	3,006,475
Virtual Radiologic Corp. †	208,773	3,582,545
Winner Medical Group, Inc.	384	2,020

		44,305,722

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	38

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Household & Personal Products - 0.0% (a)
Medical Nutrition USA, Inc. †	18,946	$75,216

Insurance - 0.4%
First American Financial Corp.	47,677	604,544
Loews Corp.	7,700	256,487
PMA Capital Corp. Class A †	277,450	1,817,298

		2,678,329

Materials - 1.6%
Airgas, Inc.	19,800	1,231,560
BHP Billiton PLC ADR (United Kingdom)	57,088	2,936,606
Brazauro Resources Corp. (Canada) †	840,452	1,097,392
Cereplast, Inc. †	7,149	23,449
CF Industries Holdings, Inc.	1	63
Etruscan Resources, Inc. † (Canada)	580,018	239,733
Gerdau Ameristeel Corp. †	170,923	1,863,061
Golden Minerals Co. †	30,447	248,143
Graham Packaging Co., Inc. †	10,750	128,678
Metals USA Holdings Corp. †	61,600	920,920
Royal Gold, Inc.	19,699	945,552
Vale SA ADR (Brazil)	32,639	794,760

		10,429,917

Media - 6.0%
Alloy, Inc. †	242,758	2,277,070
Cablevision Systems Corp. Class A	69,766	1,675,082
CBS Corp. Class A	9,650	125,161
China Networks International Holdings Ltd. †(3)	432,416	97,294
Comcast Corp. Class A	493,480	8,107,875
Discovery Communications, Inc. Class C †(b)	322,189	9,965,305
Emmis Communications Corp. Class A †	502,289	1,105,036
Madison Square Garden, Inc. Class A †(b)	95,148	1,871,561
News Corp. Class A	576,732	6,897,714
RCN Corp. †	378,192	5,601,024
Viacom, Inc. Class B (b)	71,249	2,235,081

		39,958,203

Pharmaceuticals, Biotechnology & Life Sciences - 3.3%
Accelrys, Inc. †	154,986	999,660
BioSphere Medical, Inc. †	144,966	626,253
Biovail Corp. (Canada)	141,762	2,727,501
Clinical Data, Inc. †	8,732	108,626
Cormedix, Inc. †	150,800	331,760
Impax Laboratories, Inc. †	57,000	1,086,420
Indevus Pharmaceuticals Escrow †(3)	6,006	4,535
Javelin Pharmaceuticals, Inc. †	1,141,138	2,510,504
Millipore Corp. †	61,969	6,608,993
ReGeneRx Biopharmaceuticals, Inc. †	544,507	144,294
Talecris Biotherapeutics Holdings Corp. †	20,400	430,440
Tengion, Inc. †	26,320	96,331
WuXi PharmaTech, Inc. ADR † (China)	402,024	6,416,303

		22,091,620

	SHARES	VALUE (Note 3)
Real Estate - 1.7%
ARMOUR Residential, Inc. REIT	58,000	$368,880
Care Investment Trust, Inc. REIT	299,001	2,595,328
Chatham Lodging Trust REIT †	1,425	25,465
Chimera Investment Corp. REIT	238,499	860,981
Cypress Sharpridge Investments, Inc. REIT	137,966	1,746,650
Duke Realty Corp. REIT	84,500	959,075
FelCor Lodging Trust, Inc. REIT †	171,847	857,517
General Growth Properties, Inc. REIT	169,700	2,250,222
HCP, Inc. REIT	35,459	1,143,553
IFM Investments Ltd. ADS	21,000	109,830
Tejon Ranch Co. †	7,064	163,037

		11,080,538

Retailing - 0.6%
AutoChina International Ltd. †	59,429	1,602,206
Blockbuster, Inc. Class B †	2,310,878	577,720
Ulta Salon Cosmetics & Fragrance, Inc. †	68,529	1,621,396

		3,801,322

Semiconductors & Semiconductor Equipment - 0.0% (a)
FSI International, Inc. †	21,954	91,987

Software & Services - 4.6%
CoreLogic, Inc.	47,677	841,976
Cybersource Corp. †	266,158	6,795,012
DivX, Inc. †	119,962	918,909
Double-Take Software, Inc. †	198,857	2,086,010
infoGROUP, Inc. †	642,903	5,130,366
Intelligroup, Inc.	76,298	353,260
Interactive Data Corp. (b)	167,791	5,600,864
Matrikon, Inc. (Canada)	32	135
Novell, Inc. †	427,939	2,430,695
Sohu.com, Inc.	84,681	3,479,542
SonicWALL, Inc. †	183,725	2,158,769
SS&C Technologies Holdings, Inc. †	32,400	519,372
TTI Team Telecom International Ltd. †	98,503	281,719
WebMD Health Corp. †(b)	2,887	134,043

		30,730,672

Specified Purpose Acquisition Company - 0.6%
57th Street General Acquisition Corp.	292,050	2,923,420
GSME Acquisition Partners I †	56,004	560,040
Helikos SE	72,000	832,029

		4,315,489

Technology Hardware & Equipment - 3.1%
Bell Microproducts, Inc. †	315,633	2,203,118
CPI International, Inc. †	259,590	4,047,008
EF Johnson Technologies, Inc. †	321,084	459,150
Intel Corp.	10,020	194,889
Molex, Inc. Class A	431,278	6,663,245
Palm, Inc. †	802,210	4,564,575

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	39

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Technology Hardware & Equipment - 3.1% (continued)
Rubicon Technology, Inc. †	43,674	$1,301,049
Virage Logic Corp. †	95,109	1,130,846

		20,563,880

Telecommunication Services - 1.1%
Clearwire Corp. Class A †	213,635	1,555,262
Qwest Communications International, Inc.	1,033,752	5,427,198
Telephone and Data Systems, Inc.	20,930	555,482

		7,537,942

Transportation - 0.3%
Baltic Trading Ltd. †	40,500	460,485
Dollar Thrifty Automotive Group, Inc.	40,800	1,738,488

		2,198,973

Utilities - 2.9%
Allegheny Energy, Inc.	368,692	7,624,552
Cascal NV	120,659	808,415
China Hydroelectric Corp. ADS	24,500	183,995
Maine & Maritimes Corp.	8,459	374,818
Middlesex Water Co.	4,358	69,074
Mirant Corp. †	77,182	815,042
Questar Corp.	82,335	3,745,419
Southwest Water Co. (b)	519,132	5,440,503

		19,061,818

TOTAL COMMON STOCKS (cost $333,794,348)		325,392,361

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	40

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE PREFERRED STOCKS - 3.1%	MOODY’S RATING*				SHARES	VALUE (Note 3)
Banks - 0.1%
Boston Private Capital Trust I, $50 par, 4.875% (b)	NR				3,750	$110,156
Synovus Financial Corp., $25 par, 8.250%	NR				5,100	126,123
Wells Fargo & Co., $1,000 par, 7.5% (b)	Ba1				500	465,500

						701,779

Consumer Durables - 0.1%
Beazer Homes USA, Inc., $25 par, 7.25%	NR				52,875	970,256

Diversified Financials - 1.3%
Dole Food Automatic Common Exchange144A, $12.50 par, 7% (b)	NR				3,750	39,727
MF Global Holdings Ltd., $100 par, 9.75% (b)(2)	NR				19,550	1,961,109
SLM Corp., $1,000 par, 7.25% (b)	Ba3				1,125	616,500
SLM Corp., $50 par, 6.97%	Ba3				12,500	472,500
Sovereign Capital Trust IV, $50 par, 4.375% (b)	Baa3				166,913	5,278,625

						8,368,461

Energy - 0.0% (a)
Whiting Petroleum Corp., $100 par, 6.25% (b)	B	**			100	19,369

Food Beverage & Tobacco - 0.2%
Bunge Ltd. $100 par, 4.875% (b)	Ba1				15,000	1,244,250

Insurance - 0.0% (a)
Hartford Financial Services Group, Inc., $25 par, 7.25%	BB	**			10,900	252,226

Pharmaceuticals, Biotechnology & Life Sciences - 0.7%
Mylan, Inc., $1,000, par, 6.5%	B	**			4,275	4,544,282

Transportation - 0.2%
Kansas City Southern, $1,000 par, 5.125% (b)	B-	**			1,275	1,530,000

Utilities - 0.5%
PPL Corp., $50 par, 9.5% (2)	NR				58,300	3,022,855

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $22,026,184)						20,653,478

CORPORATE BONDS - 11.7% (2)			INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)
Banks - 0.8%
Ally Financial, Inc.	B3		7.250%	03/02/11	$775	783,264
Ford Motor Credit Co. LLC	Ba3		7.375%	02/01/11	1,505	1,533,178
Royal Bank of Scotland Group PLC (United Kingdom)	Ba2		6.375%	02/01/11	1,705	1,724,739
Synovus Financial Corp.	B3		5.125%	06/15/17	1,375	1,090,812

						5,131,993

Capital Goods - 0.3%
Icahn Enterprises LP 144A (c)	Ba3		8.000%	01/15/18	2,055	1,993,350

Commercial & Professional Services - 0.1%
DI Finance/DynCorp International	B1		9.500%	02/15/13	345	354,056
Team Finance LLC	B3		11.250%	12/01/13	717	749,265

						1,103,321

Consumer Durables - 0.4%
Ames True Temper, Inc.	Caa2		10.000%	07/15/12	2,840	2,769,000

Consumer Services - 1.9%
American Airlines	B2		6.817%	05/23/11	1,530	1,530,000
American Airlines	Ba1		7.858%	10/01/11	925	941,188

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	41

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING*		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 3)
Consumer Services - 1.9% (continued)
Continental Airlines	B1		7.033%	06/15/11	$2,598	$2,591,644
Delta Air Lines, Inc.	BB-	**	7.920%	11/18/10	1,225	1,237,250
Delta Air Lines, Inc.	BB-	**	7.711%	09/18/11	1,890	1,871,100
MGM Resorts International	Caa1		8.500%	09/15/10	795	795,000
Scandinavian Airlines System †(e) (Sweden)	NR		5.329%	09/20/10	3,100	3,781,366

						12,747,548

Diversified Financials - 2.4%
American General Finance Corp.	B2		4.625%	06/22/11	4,875	5,601,730
Bankrate, Inc. 144A (c)	B2		11.750%	07/15/15	1,655	1,646,725
CIT Group Australia Ltd. (Australia)	NR		6.000%	03/03/11	1,400	1,148,990
Harvest Operations Corp. (Canada)	Ba1		7.875%	10/15/11	1,225	1,234,188
New Plan Excel	Caa2		4.500%	02/01/11	3,475	3,283,875
Rare Restaurant Group LLC 144A (c)	CCC	**	9.250%	05/15/14	1,300	1,040,000
Regions Financial Corp.	Ba1		7.000%	03/01/11	1,705	1,725,151
TMX Finance LLC/TitleMax Finance Corp. 144A (c)	B2		13.250%	07/15/15	380	395,200

						16,075,859

Energy - 1.5%
Energy XXI Gulf Coast, Inc.	Caa1		16.000%	06/15/14	2,291	2,565,808
Mariner Energy, Inc.	B3		7.500%	04/15/13	345	353,625
Mariner Energy, Inc.	B3		11.750%	06/30/16	1,500	1,867,500
Mariner Energy, Inc.	B3		8.000%	05/15/17	3,000	3,277,500
P2021 Rig Co. 144A (c)	NR		13.500%	12/15/13	500	505,000
RDS Ultra-Deepwater Ltd. 144A (c)	B3		11.875%	03/15/17	845	796,413
Sevan Marine ASA (Norway)	NR		9.250%	12/20/11	100	97,000
SKDP 1 Ltd. (Cyprus)	NR		12.000%	05/19/17	400	376,000

						9,838,846

Food & Staples Retailing - 0.4%
Great Atlantic & Pacific Tea Co. 144A (c)	Caa1		11.375%	08/01/15	3,555	2,959,538

Health Care Equipment & Services - 1.2%
Omnicare, Inc.	Ba2		6.125%	06/01/13	3,260	3,227,400
Psychiatric Solutions, Inc.	B3		7.750%	07/15/15	1,610	1,650,250
Rural/Metro Corp. (d)	Caa1		12.750%	03/15/16	2,345	2,471,044
Tenet Healthcare Corp.	Caa1		6.375%	12/01/11	500	493,750

						7,842,444

Materials - 0.8%
AEP Industries, Inc.	B2		7.875%	03/15/13	2,030	1,999,550
Appleton Papers, Inc. 144 A (c)	B1		10.500%	06/15/15	600	567,000
Sterling Chemicals, Inc.	B2		10.250%	04/01/15	2,700	2,646,000

						5,212,550

Media - 0.3%
Morris Publishing Group LLC	NR		10.000%	09/01/14	1,043	986,064
Valassis Communications, Inc.	Ba3		8.250%	03/01/15	824	850,780

						1,836,844

Real Estate - 0.4%
iStar Financial, Inc.	Ca		6.000%	12/15/10	2,700	2,625,750

Retailing - 0.4%
Brookstone Co., Inc.	Caa3		12.000%	10/15/12	660	537,900
GameStop Corp.	Ba1		8.000%	10/01/12	1,840	1,890,600

						2,428,500

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	42

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING*		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 3)
Semiconductors & Semiconductor Equipment - 0.3%
Amkor Technologies, Inc.	Ba3		9.250%	06/01/16	$2,325	$2,435,438

Telecommunication Services - 0.2%
FiberTower Corp.	NR		9.000%	01/01/16	1,355	1,151,750

Utilities - 0.3%
Mirant Americas Generation LLC	B3		8.300%	05/01/11	1,925	1,963,500

TOTAL CORPORATE BONDS (cost $78,969,959)						78,116,231

CONVERTIBLE BONDS - 39.9% (2)
Automobiles & Components - 1.3%
Exide Technologies (b)(e)	CCC+	**	0.000%	09/18/13	650	402,740
Ford Motor Co. (b)	B2		4.250%	11/15/16	64,500	5,608,125
Ford Motor Co. (b)	B2		4.250%	12/15/36	1,500	1,873,125
Icahn Enterprises, LP (e)	NR		4.000%	08/15/13	650	568,750

						8,452,740

Banks - 0.8%
CapitalSource, Inc. †(b)(d)	NR		4.000%	07/15/34	625	594,531
MGIC Investment Corp.	CCC	**	5.000%	05/01/17	2,875	2,569,531
PMI Group, Inc.	CCC+	**	4.500%	04/15/20	2,850	1,970,063

						5,134,125

Capital Goods - 3.0%
EnPro Industries, Inc. (b)	NR		3.938%	10/15/15	3,575	3,740,344
GenCorp, Inc. 144A (c)	CCC	**	4.063%	12/31/39	325	268,938
General Cable Corp. (b)	Ba3		0.875%	11/15/13	3,000	2,610,000
MasTec, Inc. (b)(c)	B+	**	4.000%	06/15/14	2,125	1,917,813
MasTec, Inc. 144A (b)(c)	NR		4.250%	12/15/14	2,400	2,193,000
Orbital Sciences Corp. (b)	B+	**	2.438%	01/15/27	800	757,000
Terex Corp. (b)	Caa1		4.000%	06/01/15	3,000	4,057,499
Textron, Inc. (b)	BBB-	**	4.500%	05/01/13	2,000	2,895,000
Titan International, Inc. 144A (b)(c)	NR		5.625%	01/15/17	1,275	1,509,281

						19,948,875

Consumer Durables - 2.2%
D.R. Horton, Inc. (b)	Ba3		2.000%	05/15/14	2,500	2,540,625
Eastman Kodak Co. 144A (b)(c)	NR		7.000%	04/01/17	6,000	5,385,000
Jakks Pacific, Inc. 144A (b)(c)	NR		4.500%	11/01/14	3,925	4,454,875
Lennar Corp. (c)	B3		2.000%	12/01/20	600	527,250
Newell Rubbermaid, Inc. (b)	BBB-	**	5.500%	03/15/14	1,000	1,816,250
Palm Harbor Homes, Inc. (b)	NR		3.250%	05/15/24	70	51,100

						14,775,100

Consumer Services - 1.5%
Coinstar, Inc. (b)	BB+	**	4.000%	09/01/14	2,150	2,743,938
Gaylord Entertainment Co. 144A (b)(c)	NR		3.750%	10/01/14	3,375	3,518,438
MGM Resorts International 144A (c)	Caa1		4.250%	04/15/15	5,000	3,956,249
Stewart Enterprises, Inc. (b)	Ba3		3.125%	07/15/14	25	21,719

						10,240,344

Diversified Financials - 3.2%
AmeriCredit Corp.	B-	**	2.125%	09/15/13	4,100	3,531,125
Dollar Financial Corp.	NR		2.875%	06/30/27	150	131,250
GLG Partners, Inc.	NR		5.000%	05/15/14	2,133	2,663,583
GLG Partners, Inc. 144A (c)	NR		5.000%	05/15/14	4,057	5,066,179

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	43

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING*		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 3)
Diversified Financials - 3.2% (continued)
Harvest Operations Corp. (Canada)	NR		7.500%	05/31/15	$275	$262,846
Janus Capital Group, Inc. (b)	Baa3		3.250%	07/15/14	250	250,625
Jefferies Group, Inc. (b)	Baa2		3.875%	11/01/29	100	93,750
KKR Financial Holdings LLC (b)	NR		7.000%	07/15/12	125	124,375
Leucadia National Corp. (b)	B3		3.750%	04/15/14	250	261,875
MF Global Holdings Ltd. (b)	Baa2		9.000%	06/20/38	4,500	4,623,750
Penson Worldwide, Inc. 144A (b)(c)	NR		8.000%	06/01/14	4,275	3,927,656
World Acceptance Corp. (b)	NR		3.000%	10/01/11	150	141,938

						21,078,952

Energy - 3.7%
Bristow Group, Inc. (b)	BB	**	3.000%	06/15/38	1,000	801,250
Exterran Energy Corp. (g)	B1		4.750%	01/15/14	1,150	1,093,938
Exterran Holdings, Inc. (b)(g)	BB	**	4.250%	06/15/14	3,675	4,805,063
GMX Resources, Inc. (b)	NR		4.500%	05/01/15	1,875	1,291,406
Goodrich Petroleum Corp. (b)	NR		3.250%	12/01/26	200	189,250
Goodrich Petroleum Corp. (b)	NR		5.000%	10/01/29	1,000	795,000
International Coal Group, Inc. (b)	B-	**	9.000%	08/01/12	225	253,406
International Coal Group, Inc. (b)	B-	**	4.000%	04/01/17	2,000	1,802,500
James River Coal Co. 144A (b)(c)	CCC	**	4.500%	12/01/15	500	446,875
Massey Energy Co.	BB-	**	3.250%	08/01/15	1,725	1,433,906
Penn Virginia Corp.	B	**	4.500%	11/15/12	1,650	1,538,625
PetroBakken Energy Ltd. (Canada)	NR		3.125%	02/08/16	700	639,163
Pioneer Natural Resources Co.	BB+	**	2.875%	01/15/38	750	897,188
Transocean, Inc.	Baa2		1.625%	12/15/37	6,000	5,812,499
Western Refining, Inc. (b)	CCC+	**	5.750%	06/15/14	3,500	2,629,375
Willbros Group, Inc. (Panama) (b)	NR		2.750%	03/15/24	125	113,906

						24,543,350

Food & Staples Retailing - 0.7%
Great Atlantic & Pacific Tea Co. (b)	Caa3		6.750%	12/15/12	65	51,756
Nash Finch Co. (b)(d)	B3		1.631%	03/15/35	3,300	1,439,625
Rite Aid Corp. (b)	Ca		8.500%	05/15/15	3,400	2,970,750
Spartan Stores, Inc. (b)	NR		3.375%	05/15/27	475	392,469

						4,854,600

Food, Beverage & Tobacco - 1.0%
Alliance One International, Inc. 144A (b)(c)	Caa1		5.500%	07/15/14	2,500	2,434,375
Central European Distribution Corp.	B-	**	3.000%	03/15/13	2,000	1,667,500
Vector Group Ltd. (b)(c)(e)	NR		3.750%	11/15/14	1,767	2,091,686
Vector Group Ltd. (b)(c)(e)	NR		3.875%	06/15/26	425	461,125

						6,654,686

Health Care Equipment & Services - 1.5%
China Medical Technologies, Inc. (China) (b)	NR		3.500%	11/15/11	2,000	1,517,500
China Medical Technologies, Inc. (China) (b)	NR		4.000%	08/15/13	250	164,375
Greatbatch, Inc.	NR		2.250%	06/15/13	2,000	1,792,500
Molina Healthcare, Inc. (b)	NR		3.750%	10/01/14	3,375	3,159,844
NovaMed, Inc.	NR		1.000%	06/15/12	700	578,375
SonoSite, Inc.	NR		3.750%	07/15/14	1,000	997,500
West Pharmaceutical Services, Inc.	NR		4.000%	03/15/47	2,000	1,615,000

						9,825,094

Household & Personal Products - 0.1%
American Oriental Bioengineering, Inc. 144A (c)	NR		5.000%	07/15/15	1,000	673,750

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	44

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING*		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 3)
Insurance - 2.0%
CNO Financial Group, Inc. 144A (c)	NR		7.000%	12/30/16	$1,000	$1,160,000
Hilltop Holdings, Inc.	NR		7.500%	08/15/25	998	1,036,673
National Financial Partners Corp.	NR		0.750%	02/01/12	6,160	5,867,400
National Financial Partners Corp. 144A (c)	NR		4.000%	06/15/17	2,500	2,362,500
Stewart Information Services Corp. 144A (b)(c)	NR		6.000%	10/15/14	2,900	2,733,250

						13,159,823

Materials - 2.8%
Alcoa, Inc. (b)	Baa3		5.250%	03/15/14	400	683,000
ArcelorMittal (Luxembourg) (b)	Baa3		5.000%	05/15/14	4,375	5,102,344
Cemex SAB de CV 144A (b)(c) (Mexico)	NR		4.875%	03/15/15	3,200	3,164,000
Kaiser Aluminum Corp. 144A (c)	NR		4.500%	04/01/15	300	285,840
Kangaroo Resources, Ltd (Austrailia)	NR		10.000%	06/29/12	539	539,000
Owens-Brockway Glass Container, Inc. (b)(c)	Ba3	**	3.000%	06/01/15	4,400	4,042,499
ShengdaTech, Inc.144A (b)(c) (China)	NR		6.000%	06/01/18	200	181,750
Sino-Forest Corp. 144A (b)(c) (Canada)	BB	**	4.250%	12/15/16	450	413,438
Steel Dynamics, Inc. (b)	BB+	**	5.125%	06/15/14	400	429,500
Sterlite Industries Ltd. (India)	NR		4.000%	10/30/14	1,850	1,704,313
Stillwater Mining Co.	B	**	1.875%	03/15/28	1,000	881,250
United States Steel Corp. (b)	Ba2		4.000%	05/15/14	1,000	1,398,750

						18,825,684

Media - 1.1%
China Networks Holdings 144A (b)(c) (China)	NR		10.000%	04/30/16	750	750,000
CW Media Holdings, Inc. † 144A (b)(c)(f)	Ca		13.500%	08/15/15	813	907,773
Virgin Media, Inc.	B	**	6.500%	11/15/16	3,000	3,513,750
XM Satellite Radio, Inc. 144A (b)(c)	CCC+	**	7.000%	12/01/14	2,200	2,084,500

						7,256,023

Pharmaceuticals, Biotechnology & Life Sciences - 1.0%
Biovail Corp. 144A (d)(c) (Canada)	NR		5.375%	08/01/14	3,000	4,233,750
Incyte Corp., Ltd. (b)(c)	NR		4.750%	10/01/15	1,000	1,485,000
MannKind Corp. (b)	NR		3.750%	12/15/13	500	301,875
Salix Pharmaceuticals Ltd.	NR		2.750%	05/15/15	300	324,000

						6,344,625

Real Estate - 2.3%
Annaly Capital Management, Inc. (b)	NR		4.000%	02/15/15	4,775	4,894,375
BioMed Realty LP 144A (b)(c)	NR		3.750%	01/15/30	375	390,000
Boston Properties LP (b)	A-	**	3.750%	05/15/36	3,000	3,105,000
Digital Realty Trust LP 144A (b)(c)	NR		5.500%	04/15/29	1,250	1,791,406
GGP LP (c)(g)	NR		3.980%	04/25/27	2,065	2,116,625
Host Hotels & Resorts LP 144A (b)(c)	BB+	**	2.500%	10/15/29	1,650	1,864,500
Kilroy Realty LP 144A (c)	NR		4.250%	11/15/14	775	781,781
Lexington Realty Trust 144A (b)(c)	NR		6.000%	01/15/30	550	547,938
ProLogis	BBB-	**	3.250%	03/15/15	100	89,375

						15,581,000

Retailing - 0.8%
priceline.com, Inc. 144A (b)(c)	NR		1.250%	03/15/15	500	459,375
Sonic Automotive, Inc. (b)	B-	**	5.000%	10/01/29	5,000	4,893,750

						5,353,125

Semiconductors & Semiconductor Equipment - 1.9%
Micron Technology, Inc. (b)	B	**	1.875%	06/01/14	2,500	2,196,875
ON Semiconductor Corp. (b)	B+	**	1.875%	12/15/25	250	276,250
Photronics, Inc. (b)	NR		5.500%	10/01/14	2,200	2,505,250
Rambus, Inc. (b)	NR		5.000%	06/15/14	5,450	6,417,374

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	45

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING*		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 3)
Semiconductors & Semiconductor Equipment - 1.9% (continued)
SunPower Corp.	NR		0.750%	08/01/27	$285	$283,219
Verigy Ltd. (b)(c) (Singapore)	NR		5.250%	07/15/14	1,325	1,295,188

						12,974,156

Software & Services - 3.6%
Cadence Design Systems, Inc. 144A (c)	NR		2.625%	06/01/15	3,325	3,233,563
Concur Technologies, Inc. 144A (b)(c)	NR		2.500%	04/15/15	200	202,750
Convergys Corp. (b)	BB-	**	5.750%	09/15/29	1,500	1,638,750
DST Systems, Inc. (b)(e)	NR		4.125%	08/15/23	3,225	3,144,375
Equinix, Inc. (b)	B-	**	4.750%	06/15/16	500	591,250
GSI Commerce, Inc. (b)	NR		2.500%	06/01/27	25	28,031
Mentor Graphics Corp. (b)	NR		6.250%	03/01/26	150	147,188
Sybase, Inc. (b)(c)	NR		3.500%	08/15/29	4,900	7,202,999
Take-Two Interactive Software, Inc. (b)	NR		4.375%	06/01/14	825	877,594
Telvent GIT SA 144A (c) (Spain)	NR		5.500%	04/15/15	1,400	1,246,000
THQ, Inc. 144A (b)(c)	NR		5.000%	08/15/14	2,500	2,153,125
VeriSign, Inc. (b)	NR		3.250%	08/15/37	3,870	3,497,513

						23,963,138

Technology Hardware & Equipment - 3.9%
Arris Group, Inc. (b)	NR		2.000%	11/15/26	650	617,500
Bell Microproducts, Inc. (b)	NR		3.750%	03/05/24	6,900	6,848,249
Ciena Corp. 144A (c)	NR		4.000%	03/15/15	6,000	5,602,500
CommScope, Inc. (b)	BB	**	3.250%	07/01/15	3,500	3,810,625
EMC Corp.	A-	**	1.750%	12/01/11	1,725	2,093,719
EMC Corp.	A-	**	1.750%	12/01/13	3,000	3,798,750
Finisar Corp. 144A (b)(c)	NR		5.000%	10/15/29	700	1,081,500
Hutchinson Technology, Inc. (b)	NR		3.250%	01/15/26	250	202,500
Kemet Corp. (b)	NR		2.250%	11/15/26	443	408,114
TTM Technologies, Inc. (b)	BB-	**	3.250%	05/15/15	1,500	1,346,250

						25,809,707

Telecommunication Services - 0.6%
Alaska Communications Systems Group, Inc. (b)	NR		5.750%	03/01/13	650	615,063
Cleveland Unlimited, Inc. † 144A (b)(c)(e)	Caa2		5.000%	12/15/10	1,830	1,720,200
Level 3 Communications, Inc. (b)	Caa3		3.500%	06/15/12	500	456,250
Level 3 Communications, Inc. (b)	CCC	**	7.000%	03/15/15	1,280	1,240,000
Qwest Communications International, Inc. (b)	B1		3.500%	11/15/25	200	221,500

						4,253,013

Transportation - 0.9%
AMR Corp. (b)	CCC+	**	6.250%	10/15/14	2,500	2,381,250
Hertz Global Holdings, Inc. (b)	CCC+	**	5.250%	06/01/14	2,500	3,334,375

						5,715,625

TOTAL CONVERTIBLE BONDS (cost $274,336,018)						265,417,535

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	46

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 0.7%	SHARES	VALUE (Note 3)
Boulder Total Return Fund, Inc. †	3,689	$49,728
Claymore Dividend & Income Fund	155	1,854
Cohen & Steers Dividend Majors Fund, Inc.	41,521	411,473
Cohen & Steers Quality Income Realty Fund, Inc.	176,462	1,117,004
Cohen & Steers REIT and Preferred Income Fund, Inc.	42,748	451,419
Cushing MLP Total Return Fund	62,372	519,559
Energy Income and Growth Fund	5,031	119,989
First Opportunity Fund, Inc.	5,425	32,387
H&Q Healthcare Investors	33,204	363,252
John Hancock Bank and Thrift Opportunity Fund	26,572	381,042
Kayne Anderson Energy Development Co.	1,542	23,392
NFJ Dividend Interest & Premium Strategy Fund	6,217	85,857
Petroleum & Resources Corp.	8,110	161,957
Royce Focus Trust, Inc. †	5,693	32,678
Royce Micro-Cap Trust, Inc. †	30,441	223,437
Royce Value Trust, Inc. †	37,490	396,269

TOTAL CLOSED END FUNDS (cost $4,165,270)		4,371,297

WARRANTS - 1.9%
Banks - 1.8%
Comerica, Inc.	444,071	5,661,904
PNC Financial Services Group, Inc. (b)	258,400	2,994,855
Signature Bank (b)	107,610	1,910,078
Sterling Bancshares, Inc.	9,708	11,164
Texas Capital Bancshares, Inc.	16,077	125,401
Valley National Bancorp	49,509	123,773
Wells Fargo & Co.	167,636	1,294,150

		12,121,325

Food, Beverage & Tobacco - 0.0% (a)
Celsius Holdings, Inc.	52,500	35,175

Insurance - 0.1% (a)
Gerova Financial Group Ltd.	693,962	242,887

Pharmaceuticals, Biotechnology & Life Sciences - 0.0% (a)
Cormedix, Inc.	75,400	34,684
ReGeneRx Biopharmaceuticals, Inc.	240,000	16,800

		51,484

Retailing - 0.0% (a)
Talbots, Inc.	25,786	56,213

Specified Purpose Acquisition Company - 0.0% (a)
GSME Acquisition Partners I	56,004	14,001
Helikos SE † (Germany)	72,000	73,078

		87,079

Utilities - 0.0% (a)
China Hydroelectric Corp.	24,500	16,660

TOTAL WARRANTS (cost $16,286,748)		12,610,823

	SHARES	VALUE (Note 3)
MONEY MARKET FUND - 11.7%
Dreyfus Institutional Cash Advantage
Fund 0.19% (h)(2) (cost $78,008,089)	78,008,089	$78,008,089

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $807,586,616)		784,569,814

SECURITIES SOLD SHORT - (42.8)%
COMMON STOCKS - (41.2)%

Automobiles & Components - (0.9)%
Exide Technologies †	(17,296)	(89,939)
Ford Motor Co. †	(560,422)	(5,649,054)
Icahn Enterprises LP	(1,340)	(49,513)

		(5,788,506)

Banks - (4.6)%
Banco Santander SA ADR (Spain)	(6,728)	(70,644)
Bryn Mawr Bank Corp.	(12,287)	(206,176)
Comerica, Inc.	(334,426)	(12,316,910)
MGIC Investment Corp. †	(174,437)	(1,201,871)
PMI Group, Inc. †	(323,491)	(934,889)
PNC Financial Services Group, Inc.	(178,296)	(10,073,724)
Signature Bank †	(67,704)	(2,573,429)
Sterling Bancshares, Inc.	(5,241)	(24,686)
Synovus Financial Corp.	(31,335)	(79,591)
Toronto-Dominion Bank (Canada)	(1,865)	(121,057)
Tower Bancorp, Inc.	(29,697)	(650,067)
Valley National Bancorp	(13,752)	(187,302)
Wells Fargo & Co.	(90,284)	(2,311,270)

		(30,751,616)

Capital Goods - (1.7)%
EnPro Industries, Inc. †	(78,869)	(2,220,162)
GenCorp, Inc. †	(23,483)	(102,856)
General Cable Corp. †	(27,360)	(729,144)
Hubbell, Inc. Class B	(2,194)	(87,080)
MasTec, Inc. †	(171,522)	(1,612,307)
Orbital Sciences Corp. †	(14,516)	(228,917)
Rush Enterprises, Inc. Class A †	(1,000)	(13,360)
Terex Corp. †	(160,531)	(3,008,351)
Textron, Inc.	(120,400)	(2,043,188)
Titan International, Inc.	(112,585)	(1,122,472)

		(11,167,837)

Commercial & Professional Services - (1.0)%
Geo Group, Inc. †	(118,847)	(2,466,075)
IESI-BFC Ltd. (Canada)	(207,262)	(4,168,039)

		(6,634,114)

Consumer Durables - (1.8)%
Beazer Homes USA, Inc. †	(154,176)	(559,658)
D.R. Horton, Inc.	(133,954)	(1,316,768)
Eastman Kodak Co. †	(672,110)	(2,916,957)
Jakks Pacific, Inc. †	(188,591)	(2,711,939)
Lennar Corp. Class A	(213,838)	(2,974,487)
Newell Rubbermaid, Inc.	(104,641)	(1,531,944)

		(12,011,753)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	47

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Consumer Services - (1.9)%
Carnival PLC ADR (United Kingdom)	(213,610)	$(6,923,100)
Coinstar, Inc. †	(42,164)	(1,811,787)
Gaylord Entertainment Co. †	(92,950)	(2,053,265)
MGM Resorts International †	(207,306)	(1,998,430)
Stewart Enterprises, Inc. Class A	(798)	(4,318)

		(12,790,900)

Diversified Financials - (1.0)%
AmeriCredit Corp. †	(63,800)	(1,162,436)
Dollar Financial Corp. †	(1,623)	(32,119)
Endeavour Financial Corp. †	(57,091)	(117,984)
Jefferies Group, Inc.	(1,335)	(28,142)
KKR Financial Holdings LLC	(700)	(5,223)
Leucadia National Corp. †	(7,680)	(149,837)
MF Global Holdings Ltd. †	(406,049)	(2,318,540)
Penson Worldwide, Inc. †	(265,791)	(1,499,061)
SLM Corp. †	(54,350)	(564,696)
Stifel Financial Corp. †	(20,633)	(895,266)
World Acceptance Corp. †	(885)	(33,904)

		(6,807,208)

Energy - (6.4)%
Apache Corp.	(46,008)	(3,873,414)
ARC Energy Trust (Canada)	(41,875)	(776,097)
Boardwalk Pipeline Partners LP	(2,300)	(69,184)
Bristow Group, Inc. †	(7,648)	(224,851)
Diamond Offshore Drilling, Inc.	(1,240)	(77,116)
Exterran Holdings, Inc. †	(142,512)	(3,678,235)
Exxon Mobil Corp.	(205,025)	(11,700,777)
GMX Resources, Inc. †	(54,000)	(350,460)
Goodrich Petroleum Corp. †	(14,931)	(179,172)
International Coal Group, Inc. †	(308,919)	(1,189,338)
James River Coal Co. †	(14,955)	(238,084)
Massey Energy Co.	(9,890)	(270,491)
Penn Virginia Corp.	(5,577)	(112,153)
PetroBakken Energy Ltd. Class A (Canada)	(9,278)	(184,593)
Petrobank Energy & Resources Ltd. † (Canada)	(15,531)	(546,368)
Pioneer Natural Resources Co.	(9,275)	(551,399)
QEP Resources, Inc. †	(13,401)	(413,153)
Royal Dutch Shell PLC ADR (Netherlands)	(139,652)	(7,013,323)
SandRidge Energy, Inc. †	(562,456)	(3,279,118)
Schlumberger Ltd.	(120,096)	(6,646,113)
Western Refining, Inc. †	(217,163)	(1,092,330)
Whiting Petroleum Corp. †	(214)	(16,782)
Willbros Group, Inc. †	(1,678)	(12,416)

		(42,494,967)

Food & Staples Retailing - (0.2)%
Nash Finch Co.	(14,242)	(486,507)
Rite Aid Corp. †	(840,754)	(823,939)
Spartan Stores, Inc.	(1,667)	(22,871)

		(1,333,317)

	SHARES	VALUE (Note 3)
Food, Beverage & Tobacco - (0.4)%
Alliance One International, Inc. †	(349,602)	$(1,244,583)
Bunge Ltd.	(9,926)	(488,260)
Central European Distribution Corp. †	(5,500)	(117,590)
Dole Food Co., Inc. †	(3,020)	(31,499)
Embotelladora Andina SA Class B ADR (Chile)	(10,000)	(223,600)
Vector Group Ltd.	(39,533)	(664,945)

		(2,770,477)

Health Care Equipment & Services - (0.9)%
Allscripts-Misys Healthcare Solutions, Inc. †	(175,263)	(2,821,734)
China Medical Technologies, Inc. ADR (China)	(7,989)	(83,964)
Greatbatch, Inc. †	(19,941)	(444,884)
Molina Healthcare, Inc. †	(40,181)	(1,157,213)
NovaMed, Inc. †	(9,389)	(77,928)
SonoSite, Inc. †	(15,779)	(427,769)
West Pharmaceutical Services, Inc.	(28,320)	(1,033,397)

		(6,046,889)

Household & Personal Products - (0.0)% (a)
American Oriental Bioengineering, Inc. †	(52,645)	(132,665)

Insurance - (0.5)%
CNA Financial Corp. †	(4,275)	(109,270)
CNO Financial Group, Inc. †	(162,180)	(802,791)
Hartford Financial Services Group, Inc.	(7,700)	(170,401)
Hilltop Holdings, Inc. †	(31,248)	(312,792)
Old Republic International Corp.	(91,367)	(1,108,282)
Stewart Information Services Corp.	(129,520)	(1,168,270)

		(3,671,806)

Materials - (2.1)%
Alcoa, Inc.	(52,955)	(532,727)
ArcelorMittal (Luxembourg)	(91,443)	(2,447,015)
BHP Billiton Ltd. ADR (Australia)	(57,088)	(3,538,885)
Cemex SAB de CV ADR † (Mexico)	(188,474)	(1,822,544)
Eldorado Gold Corp. (Canada)	(56,626)	(1,014,912)
Kaiser Aluminum Corp.	(3,643)	(126,303)
Owens-Illinois, Inc. †	(49,140)	(1,299,753)
ShengdaTech, Inc. † (China)	(6,533)	(30,900)
Sino-Forest Corp. † (Hong Kong)	(17,440)	(247,867)
Steel Dynamics, Inc.	(12,830)	(169,228)
Sterlite Industries Ltd. ADR (India)	(42,901)	(610,910)
Stillwater Mining Co. †	(20,967)	(243,637)
United States Steel Corp.	(25,480)	(982,254)
Vale SA ADR (Brazil)	(32,639)	(794,760)

		(13,861,695)

Media - (5.0)%
CBS Corp. Class B	(9,650)	(124,775)
Comcast Corp. Class A	(493,480)	(8,571,748)
Discovery Communications, Inc. Class A †	(322,189)	(11,505,369)
News Corp. Class B	(576,732)	(7,987,738)
Sirius XM Radio, Inc. †	(815,481)	(774,299)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	48

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Media - (5.0)% (continued)
Viacom, Inc. Class A	(71,249)	$(2,540,739)
Virgin Media, Inc.	(123,280)	(2,057,543)

		(33,562,211)

Pharmaceuticals, Biotechnology & Life Sciences - (2.1)%
Biovail Corp. (Canada)	(139,800)	(2,689,752)
Charles River Laboratories International, Inc. †	(72,991)	(2,497,022)
Incyte Corp., Ltd. †	(101,465)	(1,123,218)
MannKind Corp. †	(12,044)	(76,961)
Mylan, Inc. †	(180,225)	(3,071,034)
Salix Pharmaceuticals Ltd. †	(5,000)	(195,150)
Valeant Pharmaceuticals International †	(79,177)	(4,140,165)

		(13,793,302)

Real Estate - (1.1)%
Annaly Capital Management, Inc. REIT	(166,250)	(2,851,187)
BioMed Realty Trust, Inc. REIT	(13,177)	(212,018)
Boston Properties, Inc. REIT	(11,500)	(820,410)
Digital Realty Trust, Inc. REIT	(22,750)	(1,312,220)
Host Hotels & Resorts, Inc. REIT	(97,675)	(1,316,659)
Kilroy Realty Corp. REIT	(11,806)	(350,992)
Lexington Realty Trust REIT	(48,886)	(293,805)
ProLogis REIT	(2,900)	(29,378)

		(7,186,669)

Retailing - (0.4)%
Blockbuster, Inc. Class A †	(2,310,878)	(550,220)
Priceline.com, Inc. †	(879)	(155,179)
Sonic Automotive, Inc. Class A †	(250,397)	(2,143,398)
Talbots, Inc. †	(12,893)	(132,927)

		(2,981,724)

Semiconductors & Semiconductor Equipment - (1.0)%
Micron Technology, Inc. †	(91,350)	(775,561)
ON Semiconductor Corp. †	(24,112)	(153,835)
Photronics, Inc. †	(348,425)	(1,574,881)
Rambus, Inc. †	(208,931)	(3,660,471)
Verigy Ltd. (Singapore) †	(57,679)	(501,231)

		(6,665,979)

Software & Services - (1.8)%
Changyou.com Ltd. ADR † (China)	(78,752)	(2,036,526)
Concur Technologies, Inc. †	(2,800)	(119,504)
Convergys Corp. †	(116,737)	(1,145,190)
DST Systems, Inc.	(27,987)	(1,011,450)
Equinix, Inc. †	(4,789)	(388,963)
GSI Commerce, Inc. †	(637)	(18,346)
Mentor Graphics Corp. †	(701)	(6,204)
Novell, Inc. †	(202,300)	(1,149,064)
Sonic Solutions, Inc. †	(62,086)	(518,418)
Symyx Technologies, Inc. †	(198,648)	(995,226)
Take-Two Interactive Software, Inc. †	(56,092)	(504,828)
Telvent GIT SA † (Spain)	(24,131)	(402,988)
THQ, Inc. †	(171,824)	(742,280)

	SHARES	VALUE (Note 3)
Software & Services - (1.8)% (continued)
VeriSign, Inc. †	(104,169)	$(2,765,686)
WebMD Health Corp. †	(2,888)	(134,090)

		(11,938,763)

Technology Hardware & Equipment - (3.0)%
Arris Group, Inc. †	(18,805)	(191,623)
Ciena Corp. †	(188,424)	(2,389,216)
CommScope, Inc. †	(98,041)	(2,330,435)
Comtech Telecommunications Corp. †	(50,743)	(1,518,738)
EMC Corp †	(224,339)	(4,105,404)
Finisar Corp. †	(59,032)	(879,577)
Kemet Corp. †	(5,985)	(14,005)
Molex, Inc.	(431,278)	(7,866,510)
TTM Technologies, Inc. †	(63,036)	(598,842)

		(19,894,350)

Telecommunication Services - (1.1)%
Alaska Communications Systems Group, Inc.	(14,765)	(125,354)
CenturyLink, Inc.	(171,047)	(5,697,576)
Level 3 Communications, Inc. †	(554,667)	(604,587)
Qwest Communications International, Inc.	(29,635)	(155,584)
Telephone & Data Systems, Inc.	(20,930)	(636,063)

		(7,219,164)

Transportation - (0.8)%
AMR Corp. †	(203,241)	(1,377,974)
Hertz Global Holdings, Inc. †	(253,476)	(2,397,883)
Kansas City Southern †	(33,607)	(1,221,614)

		(4,997,471)

Utilities - (1.5)%
FirstEnergy Corp.	(245,422)	(8,646,217)
Questar Corp. †	(13,401)	(216,426)
RRI Energy, Inc. †	(218,862)	(829,487)

		(9,692,130)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $298,363,928)		(274,195,513)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	49

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE BONDS SOLD SHORT - (0.2)% (2)	MOODY’S RATING*		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 3)
Food, Beverage & Tobacco - (0.1)%
Molson Coors Brewing Co.	BBB-	**	2.500%	07/30/13	$(550)	$(589,875)

Semiconductors & Semiconductor Equipment - (0.1)%
Intel Corp.	A-	**	2.950%	12/15/35	(500)	(475,000)

TOTAL CONVERTIBLE BONDS SOLD SHORT (proceeds $1,099,858)						(1,064,875)

CLOSED END FUNDS SOLD SHORT - (1.4)%					SHARES
iShares Dow Jones US Consumer Goods Sector Index Fund					(21,923)	(1,171,127)
SPDR Barclays Capital High Yield Bond ETF					(135,104)	(5,110,984)
SPDR Gold Trust †					(3,389)	(412,373)
SPDR S&P 500 ETF Trust					(27,139)	(2,801,288)

TOTAL CLOSED END FUNDS SOLD SHORT (proceeds $9,950,430)						(9,495,772)

TOTAL SECURITIES SOLD SHORT (proceeds $309,414,216)						(284,756,160)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 75.1% (cost $498,172,400)						499,813,654

OTHER ASSETS IN EXCESSS OF LIABILITES - 24.9%						166,136,098

NET ASSETS - 100.0%						$665,949,752

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents less than 0.05 percent of net assets.
(b)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At June 30, 2010, the value of these securities was $231,728,065.
(c)	Private Placement security.
(d)	Represents a step bond. The rate shown reflects the effective yield at June 30, 2010.
(e)	Indicates a variable rate security. The interest rate shown represents the discount rate at June 30, 2010.
(f)	Represents a Pay-In-Kind Bond.
(g)	Defaulted security.
(h)	Represents annualized seven-day yield as of June 30, 2010.
*	The rating reflected is as June 30, 2010. Rating of certain bonds may have changed subsequent to that date.
**	S &P Rating provided.

All securities are Level 1, unless noted otherwise in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

ADS - American Depositary Shares

NR - Not Rated by Moody’s

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	50

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Open Written Options contracts outstanding at June 30, 2010:

SHARES	TYPE	COUNTERPARTY	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
198	Airgas, Inc. (exercise price $60)	Goldman Sachs	July 17, 2010	$(82,961)	$(49,500)	$33,461
288	Casey’s General Stores, Inc. (exercise price $35)	Goldman Sachs	July 17, 2010	(32,363)	(17,280)	15,083
15	Casey’s General Stores, Inc. (exercise price $35)	Goldman Sachs	August 21, 2010	(4,267)	(1,800)	2,467
374	Comerica, Inc. (exercise price $45)	Goldman Sachs	January 21, 2012	(261,422)	(132,770)	128,652
408	Dollar Thrifty Automotive, Inc. (exercise price $40)	Goldman Sachs	July 17, 2010	(178,769)	(128,520)	50,249
244	Gerernal Growth Properties (exercise price $15)	Goldman Sachs	July 17, 2010	(14,457)	(2,440)	12,017
736	Gerdau Ameristeel Corp. (exercise price $10)	Goldman Sachs	September 18, 2010	(75,439)	(77,280)	(1,841)
875	Novell, Inc. (exercise price $6)	Goldman Sachs	July 17, 2010	(19,769)	(13,125)	6,644
199	Novell, Inc. (exercise price $5)	Goldman Sachs	August 21, 2010	(21,191)	(17,910)	3,281
754	Novell, Inc. (exercise price $6)	Goldman Sachs	August 21, 2010	(25,696)	(18,850)	6,846
2,073	Palm, Inc. (exercise price $6)	Goldman Sachs	November 20, 2010	(4,938)	(2,073)	2,865
5,520	Palm, Inc. (exercise price $6)	Goldman Sachs	August 21, 2010	(31,145)	(5,520)	25,625
190	PNC Financial Services Group (exercise price $70)	Goldman Sachs	August 21, 2010	(65,264)	(3,230)	62,034
340	Signature Bank (exercise price $45)	Goldman Sachs	December 18, 2010	(60,859)	(35,700)	25,159
340	Signature Bank (exercise price $45)	Goldman Sachs	September 18, 2010	(37,059)	(12,750)	24,309
22	Sybase, Inc. (exercise price $65)	Goldman Sachs	July 17, 2010	(203)	(22)	181
80	Sybase, Inc. (exercise price $65)	Goldman Sachs	September 18, 2010	(1,960)	(400)	1,560
204	Talecris Biotherapeutics (exercise price $20)	Goldman Sachs	July 17, 2010	(14,714)	(25,500)	(10,786)
322	Wells Fargo & Co. (exercise price $35)	Goldman Sachs	January 21, 2012	(118,816)	(68,586)	50,230

				$(1,051,292)	$(613,256)	$438,036

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	51

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Credit default swap contracts purchased as of June 30, 2010:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE PAID BY FUND	NOTIONAL AMOUNT	UPFRONT PREMIUM PAID	TERMINATION DATE	NET UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Markit CDX North America High Yield Index - Series 14	2.175%	$7,950,000	$227,448	06/20/2015	$197,164
Deutsche Bank	Banco Santander Sa	1.000%	3,380,000	227,334	06/20/2015	47,590
The Royal Bank of Scotland	Markit CDX North America High Yield Index - Series 14	2.175%	11,250,000	624,961	06/20/2015	(16,177)

						$228,577

Credit default swap contract sold as of June 30, 2010:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE PAID BY FUND	NOTIONAL AMOUNT	UPFRONT PREMIUM RECEIVED	TERMINATION DATE	NET UNREALIZED DEPRECIATION
The Royal Bank of Scotland	Ford Motor Co.	1.000%	$(6,500,000)	$(22,962)	09/20/2010	$(857)

Open futures contracts outstanding at June 30, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRICIATION)
Short Contracts:
945	CME E-Mini S&P 500 Index	September 17, 2010	$(51,891,721)	$(48,506,850)	$3,384,871
152	CBT US 2YR Note	September 30, 2010	(33,165,623)	(33,261,875)	(96,252)
517	CBT US 5YR Note	September 30, 2010	(60,390,435)	(61,187,758)	(797,323)

			$(145,447,779)	$(142,956,483)	$2,491,296

Cash held as collateral with broker for futures contracts was $4,366,361 at June 30, 2010.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	52

Schedule of Investments	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Forward foreign currency exchange contracts outstanding as of June 30, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED DEPRECIATION
Australian Dollar, Expiring 03/01/2011	The Royal Bank of Scotland	AUD	1,526,000	$1,284,968	$1,248,379	$(36,589)
Mexican Nuevo Peso Expiring 09/15/2010	The Royal Bank of Scotland	MXN	93,067,555	7,275,734	7,136,409	(139,325)

				$8,560,702	$8,384,788	$(175,914)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENT AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/01/2011	The Royal Bank of Scotland	AUD	(1,526,000)	$(1,294,811)	$(1,248,379)	$46,432
European Dollar, Expiring 06/22/2011	The Royal Bank of Scotland	EUR	(5,100,000)	(6,461,700)	(6,249,204)	212,496
European Dollar, Expiring 09/20/2010	The Royal Bank of Scotland	EUR	(3,147,000)	(3,787,729)	(3,850,128)	(62,399)
Mexican Nuevo Peso Expiring 09/15/2010	The Royal Bank of Scotland	MXN	(93,067,555)	(7,153,588)	(7,136,410)	17,178

				$(18,697,828)	$(18,484,121)	$213,707

				$(10,137,126)	$(10,099,333)	$37,793

AUD - Australian Dollar

EUR - European Dollar

MXN - Mexican Nuevo Peso

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	53

Consolidated Schedule of Investments	June 30, 2010 (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

MONEY MARKET FUNDS - 90.3%	SHARES	VALUE (Note 3)
Dreyfus Institutional Cash Advantage Fund, 0.19% (a)	158,261,127	$158,261,127
UBS Select Prime Institutional Fund, 0.19% (a)	19,003,722	19,003,722

TOTAL INVESTMENTS - 90.3% (cost $177,264,849)		177,264,849

OTHER ASSETS LESS LIABILITIES - 9.7% (b)		19,070,947

NET ASSETS - 100.0%		$196,335,796

(a)	Represents annualized seven-day yield as of June 30, 2010.
(b)	Includes appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

All securities are Level 2.

Open futures contracts at June 30, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
196	10-Year MINI JGB Futures	September 8, 2010	$31,156,645	$31,394,582	$237,937
94	3-Month Euro Euribor	June 13, 2011	28,375,935	28,402,251	26,316
48	3-Month Euro Euribor	December 13, 2010	14,532,962	14,519,419	(13,543)
97	3-Month Euro Euribor	December 19, 2011	29,186,736	29,249,398	62,662
99	3-Month Euro Euribor	March 19, 2012	29,741,399	29,820,700	79,301
74	3-Month Euro Euribor	March 14, 2011	22,371,451	22,372,793	1,342
103	3-Month Euro Euribor	June 18, 2012	30,974,415	30,986,215	11,800
98	3-Month Euro Euribor	September 19, 2011	29,540,924	29,589,886	48,962
101	90-Day Euro $ Futures	March 14, 2011	25,008,468	25,037,900	29,432
95	90-Day Euro $ Futures	March 19, 2012	23,248,240	23,396,125	147,885
119	90-Day Euro $ Futures	June 13, 2011	29,383,573	29,470,350	86,777
90	90-Day Euro $ Futures	June 18, 2012	22,042,835	22,113,001	70,166
110	90-Day Euro $ Futures	September 19, 2011	27,080,725	27,201,625	120,900
63	90-Day Euro $ Futures	December 13, 2010	15,619,537	15,628,725	9,188
101	90-Day Euro $ Futures	December 19, 2011	24,786,193	24,924,275	138,082
137	90-Day Sterling Futures	March 16, 2011	25,284,607	25,322,893	38,286
134	90-Day Sterling Futures	March 21, 2012	24,494,264	24,585,687	91,423
151	90-Day Sterling Futures	June 15, 2011	27,798,147	27,871,153	73,006
107	90-Day Sterling Futures	June 20, 2012	19,554,174	19,585,892	31,718
143	90-Day Sterling Futures	September 21, 2011	26,251,697	26,349,133	97,436
121	90-Day Sterling Futures	December 15, 2010	22,368,840	22,383,554	14,714
137	90-Day Sterling Futures	December 21, 2011	25,069,595	25,184,727	115,132
18	Amsterdam Index	July 16, 2010	1,487,180	1,393,318	(93,862)
152	Australia 10-Year Bond Futures	September 15, 2010	13,504,469	13,682,774	178,305
351	Australia 3-Year Bond Futures	September 15, 2010	30,559,690	30,725,855	166,165
41	Bank Acceptance Futures	March 14, 2011	9,472,536	9,490,794	18,258
35	Bank Acceptance Futures	December 13, 2010	8,112,722	8,116,693	3,971
32	CAC40 10 Euro	July 16, 2010	1,444,250	1,346,899	(97,351)
98	Canada 10-Year Bond Futures	September 21, 2010	11,221,947	11,399,503	177,556
341	CBT US 2-Year Note	September 30, 2010	74,410,469	74,620,391	209,922
164	CBT US 5-Year Note	September 30, 2010	19,174,946	19,409,656	234,710
55	CBT US 10-Year Note	September 23, 2010	6,593,473	6,740,078	146,605
18	CBT US Long Bond	September 23, 2010	2,200,652	2,295,000	94,348
14	Cocoa Futures	September 15, 2010	434,038	412,160	(21,878)
49	Coffee “C” Futures	September 20, 2010	2,742,489	3,047,494	305,005
37	Cotton No.2 Futures	December 8, 2010	1,464,318	1,413,030	(51,288)
10	DAX Index Futures	September 17, 2010	1,903,825	1,822,509	(81,316)
35	DJIA MINI E-CBOT	September 17, 2010	1,829,458	1,700,300	(129,158)
46	Euro –Bobl Futures	September 8, 2010	6,755,062	6,801,336	46,274

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	54

Consolidated Schedule of Investments	June 30, 2010 (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
26	Euro - Bund Futures	September 8, 2010	$4,065,183	$4,113,848	$48,665
78	Euro CHF 3-Month LIFFE	December 13, 2010	18,031,953	18,049,960	18,007
69	Euro CHF 3-Month LIFFE	March 14, 2011	15,945,762	15,951,269	5,507
263	Euro -SCHATZ Futures	September 8, 2010	35,207,083	35,225,971	18,888
11	Euro-Buxl 30Y Bond	September 8, 2010	1,467,575	1,507,900	40,325
8	FTSE 100 Index Futures	September 17, 2010	624,604	583,355	(41,249)
1	FTSE/MIB Index Futures	September 16, 2010	126,626	118,285	(8,341)
20	Gold 100 OZ Futures	August 27, 2010	2,456,886	2,491,800	34,914
12	Hang Seng Index	July 29, 2010	1,600,403	1,547,137	(53,266)
36	KOSP12 Index Future	September 9, 2010	3,243,459	3,251,730	8,271
4	LME Nickel Futures	September 13, 2010	481,062	473,736	(7,326)
42	Long Gilt	September 28, 2010	7,453,550	7,596,145	142,595
36	MSCI SING IX ETS	July 29, 2010	1,738,995	1,729,379	(9,616)
5	MSCI Taiwan Index	July 29, 2010	129,183	126,100	(3,083)
14	NASDAQ 100 E-Mini Futures	September 17, 2010	540,255	486,640	(53,615)
20	RUSSELL 2000 Mini	September 17, 2010	1,341,502	1,215,600	(125,902)
18	S&P MID 400 E-Mini Futures	September 17, 2010	1,399,653	1,278,000	(121,653)
11	S&P/TSX 60 IX	September 16, 2010	1,447,820	1,362,303	(85,517)
28	S&P500 E-Mini Futures	September 17, 2010	1,566,460	1,437,240	(129,220)
189	SGX S&P CNX Nifty Index Futures	July 29, 2010	2,021,370	2,010,582	(10,788)
15	Silver Futures	September 28, 2010	1,420,580	1,403,100	(17,480)
60	Soybean Meal Futures	December 14, 2010	1,554,291	1,556,400	2,109
24	SPI 200 Futures	September 16, 2010	2,294,481	2,152,525	(141,956)

					2,135,457

Short Contracts:
53	Brent FIN Last Day	July 15, 2010	(4,017,230)	(3,975,530)	41,700
339	Corn Futures	September 14, 2010	(5,913,434)	(6,148,613)	(235,179)
8	FTSE/JSE Top 40 Index	September 17, 2010	(246,058)	(243,127)	2,931
55	Globex Crude Oil	July 19, 2010	(4,175,230)	(4,159,650)	15,580
1	Globex Heat Oil	July 29, 2010	(85,373)	(84,601)	772
1	Globex RBOB Gasoline	July 29, 2010	(85,680)	(86,537)	(857)
6	H-SHARES Index Futures	July 29, 2010	(435,644)	(439,777)	(4,133)
7	IBEX 35 Index Futures	July 16, 2010	(779,485)	(787,774)	(8,289)
16	Lean Hogs Futures	August 13, 2010	(522,649)	(522,560)	89
9	LME Copper Futures	September 13, 2010	(1,514,388)	(1,464,975)	49,413
6	LME PRI Aluminum Futures	September 13, 2010	(293,775)	(296,025)	(2,250)
1	LME Zinc Futures	September 13, 2010	(44,475)	(44,694)	(219)
4	Natural Gas Swaps	July 28,2010	(47,970)	(46,160)	1,810
141	Soybean Futures	November 12, 2010	(6,411,376)	(6,362,625)	48,751
200	Soybean Oil Futures	December 14, 2010	(4,545,924)	(4,460,400)	85,524
336	Sugar #11 (World Markets)	September 30, 2010	(5,778,653)	(6,043,699)	(265,046)
28	TOPIX Index Futures	September 9, 2010	(2,673,571)	(2,655,432)	18,139
212	Wheat Futures	September 14, 2010	(4,836,476)	(5,090,650)	(254,174)

					(505,438)

					$1,630,019

Cash held as collateral with broker for futures contracts was $ 2,488,481 at June 30, 2010.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	55

Consolidated Schedule of Investments	June 30, 2010 (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Forward foreign currency exchange contracts outstanding as of June 30, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	AUD	9,307,000	$8,007,549	$7,760,911	$(246,638)
Brazil Real, Expiring 09/15/10	The Royal Bank of Scotland	BRL	3,140,000	1,717,545	1,708,834	(8,711)
Canadian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	CAN	11,442,000	11,023,106	10,742,509	(280,597)
Swiss Franc, Expiring 09/15/10	The Royal Bank of Scotland	CHF	36,523,000	31,899,224	33,935,092	2,035,868
Chilean Peso, Expiring 09/15/10	The Royal Bank of Scotland	CLP	150,000,000	283,436	274,826	(8,610)
Colombian Peso, Expiring 09/15/10	The Royal Bank of Scotland	COP	260,000,000	131,485	136,473	4,988
Czech Koruna, Expiring 09/15/10	The Royal Bank of Scotland	CZK	112,900,000	5,381,900	5,367,610	(14,290)
Euro, Expiring 09/15/10	The Royal Bank of Scotland	EUR	38,456,000	46,296,385	47,046,523	750,138
British Pound, Expiring 09/15/10	The Royal Bank of Scotland	GBP	18,902,000	27,786,703	28,240,363	453,660
Hungarian Forint, Expiring 09/15/10	The Royal Bank of Scotland	HUF	226,000,000	989,161	960,436	(28,725)
Indonesian Rupiah, Expiring 09/15/10	The Royal Bank of Scotland	IDR	9,100,000,000	968,135	990,990	22,855
Israeli Shekel, Expiring 09/15/10	The Royal Bank of Scotland	ILS	360,000	93,750	92,578	(1,172)
Indian Rupee, Expiring 09/15/10	The Royal Bank of Scotland	INR	176,400,000	3,747,087	3,763,786	16,699
Japanese Yen, Expiring 09/15/10	The Royal Bank of Scotland	JPY	4,015,943,000	44,407,707	45,481,892	1,074,185
Korean Won, Expiring 09/15/10	The Royal Bank of Scotland	KRW	6,480,000,000	5,392,290	5,289,443	(102,847)
Mexican Nuevo Peso, Expiring 09/15/10	The Royal Bank of Scotland	MXN	67,500,000	5,242,687	5,175,892	(66,795)
Malaysian Ringgit, Expiring 09/15/10	The Royal Bank of Scotland	MYR	5,970,000	1,799,005	1,837,381	38,376
Norwegian Krone, Expiring 09/15/10	The Royal Bank of Scotland	NOR	78,212,000	12,063,921	11,970,172	(93,749)
New Zealand Dollar, Expiring 09/15/10	The Royal Bank of Scotland	NZD	20,369,000	13,722,269	13,889,331	167,062
Philippine Peso, Expiring 09/15/10	The Royal Bank of Scotland	PHP	120,500,000	2,601,679	2,578,368	(23,311)
Polish Zloty, Expiring 09/15/10	The Royal Bank of Scotland	PLN	2,890,000	864,663	847,517	(17,146)
Russian Ruble, Expiring 09/15/10	The Royal Bank of Scotland	RUB	59,800,000	1,926,389	1,902,445	(23,944)
Swedish Krona, Expiring 09/15/10	The Royal Bank of Scotland	SEK	78,311,000	9,971,656	10,042,932	71,276
Singapore Dollar, Expiring 09/15/10	The Royal Bank of Scotland	SGD	12,190,000	8,745,037	8,714,384	(30,653)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	56

Consolidated Schedule of Investments	June 30, 2010 (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Turkish Lira, Expiring 09/15/10	The Royal Bank of Scotland	TRY	5,560,000	$3,499,696	$3,468,193	$(31,503)
Taiwan Dollar, Expiring 09/15/10	The Royal Bank of Scotland	TWD	140,400,000	4,442,343	4,391,900	(50,443)
South African Rand Expiring 09/15/10	The Royal Bank of Scotland	ZAR	18,800,000	2,435,216	2,416,702	(18,514)

				255,440,024	259,027,483	3,587,459

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	AUD	(20,686,000)	$(17,144,909)	$(17,249,619)	$(104,710)
Brazil Real, Expiring 09/15/10	The Royal Bank of Scotland	BRL	(600,000)	(315,102)	(326,529)	(11,427)
Canadian Dollar, Expiring 09/15/10	The Royal Bank of Scotland	CAD	(5,015,000)	(4,744,748)	(4,708,415)	36,333
Swiss Franc, Expiring 09/15/10	The Royal Bank of Scotland	CHF	(46,654,000)	(40,998,436)	(43,348,240)	(2,349,804)
Chilian Peso, Expiring 09/15/10	The Royal Bank of Scotland	CLP	(468,000,000)	(862,123)	(857,457)	4,666
Czech Koruna, Expiring 09/15/10	The Royal Bank of Scotland	CZK	(100,900,000)	(4,761,551)	(4,797,093)	(35,542)
Euro, Expiring 09/15/10	The Royal Bank of Scotland	EUR	(89,400,000)	(109,621,702)	(109,370,687)	251,015
British Pound, Expiring 09/15/10	The Royal Bank of Scotland	GBP	(3,586,000)	(5,191,940)	(5,357,631)	(165,691)
Hungarian Forint, Expiring 09/15/10	The Royal Bank of Scotland	HUF	(99,000,000)	(415,517)	(420,722)	(5,205)
Israeli Shekel, Expiring 09/15/10	The Royal Bank of Scotland	ILS	(5,850,000)	(1,511,929)	(1,504,392)	7,537
Indian Rupee, Expiring 09/15/10	The Royal Bank of Scotland	INR	(235,000,000)	(4,992,820)	(5,014,114)	(21,294)
Japanese Yen, Expiring 09/15/10	The Royal Bank of Scotland	JPY	(1,637,169,000)	(17,955,430)	(18,541,484)	(586,054)
Korean Won, Expiring 09/15/10	The Royal Bank of Scotland	KRW	(7,280,000,000)	(5,918,970)	(5,942,460)	(23,490)
Mexican Nuevo Peso, Expiring 09/15/10	The Royal Bank of Scotland	MXN	(38,100,000)	(2,941,271)	(2,921,504)	19,767
Malaysian Ringgit, Expiring 09/15/10	The Royal Bank of Scotland	MYR	(7,180,000)	(2,198,030)	(2,209,782)	(11,752)
Norwegian Krone, Expiring 09/15/10	The Royal Bank of Scotland	NOR	(22,968,000)	(3,554,489)	(3,515,200)	39,289
Philippine Peso, Expiring 09/15/10	The Royal Bank of Scotland	PHP	(106,000,000)	(2,249,384)	(2,268,108)	(18,724)
Polish Zloty, Expiring 09/15/10	The Royal Bank of Scotland	PLN	(1,180,000)	(345,868)	(346,045)	(177)
Russian Ruble, Expiring 09/15/10	The Royal Bank of Scotland	RUB	(18,600,000)	(596,057)	(591,730)	4,327
Swedish Krona, Expiring 09/15/10	The Royal Bank of Scotland	SEK	(16,261,000)	(2,065,192)	(2,085,379)	(20,187)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	57

Consolidated Schedule of Investments	June 30, 2010 (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Singapore Dollar, Expiring 09/15/10	The Royal Bank of Scotland	SGD	(16,450,000)	$(11,752,472)	$(11,759,772)	$(7,300)
Turkish Lira, Expiring 09/15/10	The Royal Bank of Scotland	TRY	(590,000)	(369,510)	(368,027)	1,483
Taiwan Dollar, Expiring 09/15/10	The Royal Bank of Scotland	TWD	(395,100,000)	(12,363,281)	(12,359,258)	4,023
South African Rand Expiring 09/15/10	The Royal Bank of Scotland	ZAR	(3,100,000)	(401,251)	(398,499)	2,752

				(253,271,982)	(256,262,147)	(2,990,165)

				$(518,712,006)	$(515,289,630)	$597,294

AUD - Australian Dollar

BRL - Brazil Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Koruna

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Republic of Korea Won

MXN - Mexican Nuevo Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Polish Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwan Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	58

Schedule of Investments	June 30, 2010 (Unaudited)

AQR MOMENTUM FUND

COMMON STOCKS - 98.9%	SHARES	VALUE (Note 3)
Automobiles & Components - 2.4%
Dana Holding Corp. †	600	$6,000
Federal-Mogul Corp. †	300	3,906
Ford Motor Co. †(b)	36,243	365,329
Gentex Corp.	1,500	26,970
Harley-Davidson, Inc.	3,000	66,690
TRW Automotive Holdings Corp. †	1,100	30,327

		499,222

Banks - 5.4%
Comerica, Inc.	2,100	77,343
East West Bancorp, Inc.	1,700	25,925
Fifth Third Bancorp	8,500	104,465
Huntington Bancshares, Inc.	8,400	46,536
KeyCorp	6,400	49,216
M&T Bank Corp.	1,500	127,425
Marshall & Ilsley Corp.	4,800	34,464
MGIC Investment Corp. †	2,100	14,469
New York Community Bancorp, Inc.	3,800	58,026
PNC Financial Services Group, Inc. (b)	5,300	299,450
Regions Financial Corp.	10,700	70,406
SunTrust Banks, Inc.	5,400	125,820
SVB Financial Group †	600	24,738
Zions Bancorporation	1,900	40,983

		1,099,266

Capital Goods - 10.1%
Armstrong World Industries, Inc. †	100	3,018
BE Aerospace, Inc. †	900	22,887
Boeing Co.	7,400	464,350
Bucyrus International, Inc.	1,100	52,195
Carlisle Cos., Inc.	300	10,839
Caterpillar, Inc.	6,100	366,427
Cummins, Inc.	2,000	130,260
Eaton Corp.	1,900	124,336
Emerson Electric Co.	6,800	297,092
Fastenal Co.	1,100	55,209
Kennametal, Inc.	1,200	30,516
Manitowoc Co., Inc.	1,600	14,624
Oshkosh Corp. †	900	28,044
Owens Corning, Inc. †	1,300	38,883
Precision Castparts Corp.	1,800	185,256
Regal-Beloit Corp.	400	22,312
Rockwell Automation, Inc.	1,500	73,635
Terex Corp. †	1,200	22,488
Textron, Inc. (b)	3,200	54,304
Timken Co.	500	12,995
TransDigm Group, Inc. †	500	25,515
USG Corp. †	900	10,872
WABCO Holdings, Inc. †	500	15,740
WESCO International, Inc. †	500	16,835

		2,078,632

Commercial & Professional Services - 0.2%
RR Donnelley & Sons Co.	2,700	44,199

	SHARES	VALUE (Note 3)
Consumer Durables & Apparel - 4.2%
Brunswick Corp.	1,000	$12,430
Coach, Inc.	3,307	120,871
Deckers Outdoor Corp. †	200	28,574
Fossil, Inc. †	1,100	38,170
Hanesbrands, Inc. †	800	19,248
Harman International Industries, Inc. †	700	20,923
Hasbro, Inc.	1,500	61,650
Jarden Corp.	1,200	32,244
Leggett & Platt, Inc.	1,500	30,090
Lennar Corp. Class A	3,000	41,730
Mohawk Industries, Inc. †	500	22,880
Newell Rubbermaid, Inc.	3,600	52,704
Phillips-Van Heusen Corp.	600	27,762
Polaris Industries, Inc.	200	10,924
Polo Ralph Lauren Corp.	1,000	72,960
Stanley Black & Decker, Inc.	2,300	116,196
Tempur-Pedic International, Inc. †	800	24,600
Tupperware Brands Corp.	800	31,880
Whirlpool Corp.	1,000	87,820

		853,656

Consumer Services - 4.3%
Chipotle Mexican Grill, Inc. †	300	41,043
Coinstar, Inc. †	400	17,188
Las Vegas Sands Corp. †(b)	6,300	139,482
Marriott International, Inc. Class A	3,300	98,802
MGM Resorts International †(b)	5,400	52,056
Panera Bread Co. Class A †	400	30,116
Royal Caribbean Cruises Ltd. †	2,600	59,202
Sotheby’s	700	16,009
Starbucks Corp.	8,734	212,236
Starwood Hotels & Resorts Worldwide, Inc.	2,000	82,860
Wyndham Worldwide Corp.	2,000	40,280
Wynn Resorts Ltd.	1,300	99,151

		888,425

Diversified Financials - 3.9%
American Capital Ltd. †	2,500	12,050
American Express Co.	11,000	436,700
AmeriCredit Corp. †	1,100	20,042
Ameriprise Financial, Inc.	3,100	112,003
Apollo Investment Corp.	800	7,464
Ares Capital Corp.	1,300	16,289
Capital One Financial Corp.	4,600	185,380
Raymond James Financial, Inc.	700	17,283

		807,211

Energy - 4.3%
Atlas Energy, Inc. †	1,100	29,777
Brigham Exploration Co. †	1,200	18,456
Cimarex Energy Co.	900	64,422
Concho Resources, Inc. †	900	49,797
Continental Resources, Inc. †	1,500	66,930
EOG Resources, Inc.	2,200	216,414
FMC Technologies, Inc. †	1,700	89,522
Forest Oil Corp. †	1,100	30,096
Massey Energy Co.	1,400	38,290
Newfield Exploration Co. †	1,500	73,290

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	59

Schedule of Investments	June 30, 2010 (Unaudited)

AQR MOMENTUM FUND

	SHARES	VALUE (Note 3)
Energy - 4.3% (continued)
Oil States International, Inc. †	400	$15,832
Patriot Coal Corp. †(b)	1,400	16,450
Pioneer Natural Resources Co.	1,300	77,285
SM Energy Co.	900	36,144
Unit Corp. †	400	16,236
Whiting Petroleum Corp. †	600	47,052

		885,993

Food & Staples Retailing - 0.3%
Whole Foods Market, Inc. †	1,400	50,428

Food, Beverage & Tobacco - 2.1%
Coca-Cola Enterprises, Inc.	5,123	132,481
Cosan Ltd. Class A † (Brazil)	1,000	9,340
Del Monte Foods Co.	2,000	28,780
Dr Pepper Snapple Group, Inc.	2,700	100,953
Mead Johnson Nutrition Co.	1,600	80,192
Sara Lee Corp.	6,300	88,830

		440,576

Health Care Equipment & Services - 4.3%
AmerisourceBergen Corp.	2,800	88,900
Brookdale Senior Living, Inc. †	300	4,500
Cardinal Health, Inc.	3,700	124,357
Community Health Systems, Inc. †	1,400	47,334
Edwards Lifesciences Corp. †	1,000	56,020
Health Management Associates, Inc. Class A †	2,668	20,730
Health Net, Inc. †	1,000	24,370
Hill-Rom Holdings, Inc.	500	15,215
Intuitive Surgical, Inc. †	400	126,248
Kinetic Concepts, Inc. †	400	14,604
Lincare Holdings, Inc. †(b)	1,850	60,144
McKesson Corp.	2,500	167,900
ResMed, Inc. †	600	36,486
Sirona Dental Systems, Inc. †	300	10,452
Tenet Healthcare Corp. †	6,900	29,946
Thoratec Corp. †	500	21,365
Universal Health Services, Inc. Class B	900	34,335

		882,906

Household & Personal Products - 0.5%
Estee Lauder Co., Inc. Class A	1,700	94,741
Nu Skin Enterprises, Inc. Class A	600	14,958

		109,699

Insurance - 3.4%
American International Group, Inc. †(b)	1,300	44,772
CNA Financial Corp. †	1,600	40,896
Genworth Financial, Inc. Class A †	5,700	74,499
Hartford Financial Services Group, Inc.	4,700	104,011
Lincoln National Corp.	3,400	82,586
MBIA, Inc. †	2,100	11,781
Protective Life Corp.	400	8,556
Prudential Financial, Inc.	4,500	241,470
Unum Group	3,700	80,290

		688,861

	SHARES	VALUE (Note 3)
Materials - 6.6%
Albemarle Corp.	900	$35,739
Allegheny Technologies, Inc.	1,100	48,609
Allied Nevada Gold Corp. †	500	9,840
Ashland, Inc.	800	37,136
Cabot Corp.	300	7,233
Cliffs Natural Resources, Inc. (b)	1,400	66,024
Dow Chemical Co.	12,000	284,640
E.I. du Pont de Nemours and Co.	8,300	287,097
Eastman Chemical Co.	1,200	64,032
Huntsman Corp.	2,800	24,276
International Paper Co.	4,900	110,887
Lubrizol Corp.	856	68,745
MeadWestvaco Corp.	1,700	37,740
PPG Industries, Inc.	1,800	108,738
Rockwood Holdings, Inc. †	500	11,345
RPM International, Inc.	1,100	19,624
Solutia, Inc. †	1,300	17,030
Temple-Inland, Inc.	1,100	22,737
Titanium Metals Corp. †(b)	1,600	28,144
Valhi, Inc.	700	8,638
W.R. Grace & Co. †	300	6,312
Walter Energy, Inc.	700	42,595

		1,347,161

Media - 5.7%
Cablevision Systems Corp. Class A	2,500	60,025
CBS Corp. Class B	7,500	96,975
DIRECTV Class A †	8,600	291,712
Discovery Communications, Inc. Class A †	2,966	105,916
Gannett Co., Inc.	2,600	34,996
Interpublic Group of Cos., Inc. †	4,600	32,798
Lamar Advertising Co. Class A †(b)	500	12,260
Liberty Global, Inc. Class A †(b)	2,600	67,574
Live Nation Entertainment, Inc. †	1,200	12,540
Scripps Networks Interactive, Inc. Class A	1,100	44,374
Time Warner Cable, Inc.	3,700	192,696
Valassis Communications, Inc. †	300	9,516
Viacom, Inc. Class B	5,100	159,987
Virgin Media, Inc. (b)	3,400	56,746

		1,178,115

Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
Dendreon Corp. †	1,667	53,894
Human Genome Sciences, Inc. †	1,900	43,054
Mylan, Inc. †	3,400	57,936
Perrigo Co.	1,000	59,070
Regeneron Pharmaceuticals, Inc. †	700	15,624
Salix Pharmaceuticals Ltd. †	400	15,612

		245,190

Real Estate - 8.0%
Alexandria Real Estate Equities, Inc. REIT	600	38,022
Apartment Investment & Management Co. Class A REIT	1,000	19,370
AvalonBay Communities, Inc. REIT	1,000	93,370
Boston Properties, Inc. REIT (b)	1,900	135,546
BRE Properties, Inc. REIT	700	25,851

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	60

Schedule of Investments	June 30, 2010 (Unaudited)

AQR MOMENTUM FUND

	SHARES	VALUE (Note 3)
Real Estate - 8.0% (continued)
Camden Property Trust REIT	700	$28,595
CB Richard Ellis Group, Inc. Class A †	3,300	44,913
CBL & Associates Properties, Inc. REIT (b)	1,400	17,416
CommonWealth REIT	1,000	6,210
Developers Diversified Realty Corp. REIT	2,400	23,760
Digital Realty Trust, Inc. REIT	1,000	57,680
Douglas Emmett, Inc. REIT	1,300	18,486
Equity Residential REIT	3,200	133,248
Essex Property Trust, Inc. REIT	300	29,262
Forest City Enterprises, Inc. Class A †	600	6,792
HCP, Inc. REIT	2,600	83,850
Hospitality Properties Trust REIT	800	16,880
Host Hotels & Resorts, Inc. REIT	7,300	98,404
Jones Lang LaSalle, Inc.	400	26,256
Macerich Co. REIT	1,202	44,859
Mack-Cali Realty Corp. REIT	1,200	35,676
ProLogis REIT	5,600	56,728
Simon Property Group, Inc. REIT	3,100	250,325
SL Green Realty Corp. REIT	800	44,032
UDR, Inc. REIT	1,700	32,521
Ventas, Inc. REIT (b)	2,100	98,595
Vornado Realty Trust REIT	2,100	153,195
Weingarten Realty Investors REIT (b)	1,500	28,575

		1,648,417

Retailing - 7.1%
Amazon.com, Inc. †	4,300	469,818
Big Lots, Inc. †	800	25,672
CarMax, Inc. †	1,600	31,840
Dick’s Sporting Goods, Inc. †	900	22,401
Dollar Tree, Inc. †	1,400	58,282
Dress Barn, Inc. †	700	16,667
Foot Locker, Inc.	1,400	17,668
Guess?, Inc. (b)	1,000	31,240
J. Crew Group, Inc. †(b)	800	29,448
Liberty Media Corp. - Interactive Class A †	6,400	67,200
Limited Brands, Inc.	3,500	77,245
Macy’s, Inc.	5,600	100,240
Netflix, Inc. †	500	54,325
Nordstrom, Inc.	2,600	83,694
PetSmart, Inc.	1,300	39,221
priceline.com, Inc. †	526	92,860
RadioShack Corp.	1,600	31,216
Signet Jewelers Ltd. †	300	8,250
Tiffany & Co. (b)	1,600	60,656
Tractor Supply Co.	500	30,485
Urban Outfitters, Inc. †	2,000	68,780
Williams-Sonoma, Inc.	1,500	37,230

		1,454,438

Semiconductors & Semiconductor Equipment - 1.7%
Advanced Micro Devices, Inc. †(b)	8,000	58,560
Atheros Communications, Inc. †	900	24,786
Cree, Inc. †	1,085	65,133
Micron Technology, Inc. †(b)	8,500	72,165
Netlogic Microsystems, Inc. †(b)	600	16,320
Novellus Systems, Inc. †	1,100	27,896

	SHARES	VALUE (Note 3)
Semiconductors & Semiconductor Equipment - 1.7% (continued)
Rambus, Inc. †	1,200	$21,024
Skyworks Solutions, Inc. †(b)	2,000	33,580
Teradyne, Inc. †	2,200	21,450
Veeco Instruments, Inc. †	400	13,712

		354,626

Software & Services - 3.5%
Akamai Technologies, Inc. †	1,400	56,798
Alliance Data Systems Corp. †	500	29,760
Autodesk, Inc. †	2,300	56,028
Cognizant Technology Solutions Corp. Class A †	3,300	165,198
Gartner, Inc. †	200	4,650
GSI Commerce, Inc. †(b)	600	17,280
Informatica Corp. †	1,200	28,656
Rovi Corp. †	1,000	37,910
Salesforce.com, Inc. †	1,300	111,566
VeriFone Systems, Inc. †(b)	500	9,465
VeriSign, Inc. †	1,900	50,445
VMware, Inc. Class A †	2,300	143,957

		711,713

Technology Hardware & Equipment - 13.3%
Acme Packet, Inc. †	500	13,440
Agilent Technologies, Inc. †	3,500	99,505
Apple, Inc. †	8,357	2,102,036
Dolby Laboratories, Inc. Class A †	400	25,076
F5 Networks, Inc. †	866	59,382
Harris Corp.	1,100	45,815
Jabil Circuit, Inc.	2,000	26,600
JDS Uniphase Corp. †	2,500	24,600
Lexmark International, Inc. Class A †	900	29,727
NetApp, Inc. †(b)	3,600	134,316
Polycom, Inc. †	1,100	32,769
SanDisk Corp. †	2,400	100,968
Tellabs, Inc.	5,100	32,589

		2,726,823

Telecommunication Services - 0.9%
Crown Castle International Corp. †	3,100	115,506
NII Holdings, Inc. †	1,600	52,032
tw telecom, Inc. †	600	10,008

		177,546

Transportation - 4.6%
AMR Corp. †(b)	3,900	26,442
CSX Corp.	4,500	223,335
Delta Air Lines, Inc. †	8,500	99,875
FedEx Corp.	3,800	266,418
Kansas City Southern †	900	32,715
Norfolk Southern Corp.	3,300	175,065
Ryder System, Inc.	500	20,115
Southwest Airlines Co. (b)	9,400	104,434

		948,399

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	61

Schedule of Investments	June 30, 2010 (Unaudited)

AQR MOMENTUM FUND

	SHARES	VALUE (Note 3)
Utilities - 0.9%
DTE Energy Co.	1,800	$82,098
Integrys Energy Group, Inc.	1,300	56,862
ONEOK, Inc. (b)	1,000	43,250

		182,210

TOTAL COMMON STOCKS (cost $21,059,591)		20,303,712

MONEY MARKET FUND - 25.9%
Dreyfus Institutional Cash Advantage Fund, 0.19% (a)(b)(c)(2)	5,315,830	5,315,830

(cost $5,315,830; includes $1,119,098 of cash collateral received for securities on loan)

TOTAL INVESTMENTS - 124.3% (cost $26,375,421)		25,619,542

LIABILITIES IN EXCESS OF OTHER ASSETS - (24.8)% (d)		(5,085,146)

NET ASSETS - 100.0%		$20,534,396

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of June 30, 2010.
(b)	All or a portion of the security on loan. The aggregate market value of such securities is $1,009,766; cash collateral of $1,119,098 was received with which the Fund purchased a money market fund.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(d)	Includes (depreciation) on futures contracts.

All securities are Level 1, unless noted otherwise in parentheses.

(2)	Level 2 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust.

Open futures contracts outstanding at June 30, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED DEPRECIATION
Long Contracts:
2	S&P 500 E-MINI Index	September 17, 2010	$107,541	$102,660	$(4,881)

Cash held as collateral with broker for futures contract was $56,963 at June 30, 2010.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	62

Schedule of Investments	June 30, 2010 (Unaudited)

AQR SMALL CAP MOMENTUM FUND

COMMON STOCKS - 99.3%	SHARES	VALUE (Note 3)
Automobiles & Components - 2.1%
American Axle & Manufacturing Holdings, Inc. †	1,400	$10,262
Cooper Tire & Rubber Co.	1,065	20,768
Dorman Products, Inc. †	332	6,749
Drew Industries, Inc. †	416	8,403
Hawk Corp. Class A †	100	2,545
Modine Manufacturing Co. †	1,200	9,216
Stoneridge, Inc. †	300	2,277
Tenneco, Inc. †	1,000	21,060
Thor Industries, Inc.	1,100	26,125
Winnebago Industries, Inc. †	1,000	9,940

		117,345

Banks - 7.5%
Ameris Bancorp †	401	3,874
Astoria Financial Corp.	1,700	23,392
Bank of the Ozarks, Inc.	300	10,641
BofI Holding, Inc. †	300	4,236
Boston Private Financial Holdings, Inc.	1,600	10,288
Center Financial Corp. †	800	4,120
Centerstate Banks, Inc.	500	5,045
Columbia Banking System, Inc.	800	14,608
Community Bank System, Inc.	600	13,218
CVB Financial Corp.	1,900	18,050
Eagle Bancorp, Inc. †	400	4,712
Federal Agricultural Mortgage Corp Class C	300	4,209
First Financial Bancorp	1,000	14,950
First Financial Holdings, Inc.	400	4,580
First Midwest Bancorp, Inc.	1,400	17,024
Flushing Financial Corp.	600	7,338
Green Bankshares, Inc. †	200	2,554
Home Federal Bancorp, Inc.	500	6,315
International Bancshares Corp.	1,400	23,366
MB Financial, Inc.	1,000	18,390
Meridian Interstate Bancorp, Inc. †	400	4,360
National Penn Bancshares, Inc.	2,400	14,424
PacWest Bancorp	700	12,817
PMI Group, Inc. †	4,200	12,138
Radian Group, Inc.	3,000	21,720
S&T Bancorp, Inc.	500	9,880
SCBT Financial Corp.	200	7,044
Southwest Bancorp, Inc.	400	5,316
Susquehanna Bancshares, Inc.	2,200	18,326
Taylor Capital Group, Inc. †	300	3,882
Umpqua Holdings Corp.	2,100	24,108
Webster Financial Corp.	1,700	30,498
West Bancorporation, Inc. †	400	2,724
West Coast Bancorp	1,700	4,335
Wilshire Bancorp, Inc.	600	5,250
Wintrust Financial Corp.	700	23,338
WSFS Financial Corp.	100	3,593

		414,663

Capital Goods - 7.6%
3D Systems Corp. †	400	5,020
Actuant Corp. Class A	1,200	22,596
Alamo Group, Inc.	200	4,340
Albany International Corp. Class A	500	8,095

	SHARES	VALUE (Note 3)
Capital Goods - 7.6% (continued)
Altra Holdings, Inc. †	600	$7,812
American Railcar Industries, Inc. †	400	4,832
Applied Energetics, Inc. †	2,000	2,060
ArvinMeritor, Inc. †	1,600	20,960
Astronics Corp. †	200	3,272
Barnes Group, Inc.	1,000	16,390
Belden, Inc.	900	19,800
Briggs & Stratton Corp.	1,000	17,020
CAI International, Inc. †	400	4,760
Cascade Corp.	200	7,122
Colfax Corp. †	700	7,287
Commercial Vehicle Group, Inc. †	600	6,126
EnPro Industries, Inc. †	400	11,260
FreightCar America, Inc.	300	6,786
GenCorp, Inc. †(b)	900	3,942
Gibraltar Industries, Inc. †	900	9,090
Greenbrier Companies, Inc. †	400	4,480
II-VI, Inc. †	500	14,815
Insteel Industries, Inc.	400	4,648
Kadant, Inc. †	300	5,226
Kaman Corp.	600	13,272
Ladish Co., Inc. †	300	6,816
LMI Aerospace, Inc. †	300	4,731
Lydall, Inc. †	400	3,056
Miller Industries, Inc.	300	4,041
NACCO Industries, Inc. Class A	100	8,876
PMFG, Inc. †	200	3,030
Polypore International, Inc. †	900	20,466
PowerSecure International, Inc. †	400	3,636
Quanex Building Products Corp.	900	15,561
Sauer-Danfoss, Inc. †	900	10,998
Standex International Corp.	200	5,070
Sun Hydraulics Corp.	300	7,038
TAL International Group, Inc.	600	13,482
Tennant Co.	300	10,146
Thermadyne Holdings Corp. †	300	3,243
Trex Co., Inc. †	300	6,027
TriMas Corp. †	400	4,524
Triumph Group, Inc.	300	19,989
Twin Disc, Inc.	300	3,408
United Rentals, Inc. †	1,200	11,184
Vicor Corp. †	500	6,245
Wabash National Corp. †	900	6,399
Watts Water Technologies, Inc. Class A	500	14,330

		423,307

Commercial & Professional Services - 3.9%
Acacia Research †	526	7,485
Acco Brands Corp. †(b)	1,200	5,988
CDI Corp.	400	6,212
Cenveo, Inc. †	1,200	6,576
Consolidated Graphics, Inc. †	200	8,648
Corporate Executive Board Co.	700	18,389
Deluxe Corp.	900	16,875
Diamond Management & Technology Consultants, Inc.	600	6,186
HNI Corp. (b)	800	22,072

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	63

Schedule of Investments	June 30, 2010 (Unaudited)

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Commercial & Professional Services - 3.9% (continued)
Hudson Highland Group, Inc. †	500	$2,200
Interface, Inc. Class A	1,000	10,740
Kforce, Inc. †	1,027	13,094
Knoll, Inc.	1,400	18,606
M&F Worldwide Corp. †	600	16,260
Schawk, Inc.	400	5,980
SFN Group, Inc. †	1,336	7,295
TrueBlue, Inc. †	800	8,952
United Stationers, Inc. †	600	32,682
Volt Information Sciences, Inc. †	400	3,360

		217,600

Consumer Durables & Apparel - 5.1%
American Greetings Corp. Class A	900	16,884
Arctic Cat, Inc. †	300	2,733
Beazer Homes USA, Inc. †(b)	1,800	6,534
Blyth, Inc.	200	6,814
Brookfield Homes Corp. †	600	4,044
Callaway Golf Co.	1,600	9,664
Crocs, Inc. †(b)	1,400	14,812
Culp, Inc. †	300	3,288
Ethan Allen Interiors, Inc.	600	8,394
Furniture Brands International, Inc. †	1,500	7,830
G-III Apparel Group Ltd. †	400	9,156
Helen of Troy Ltd. †	600	13,236
Hovnanian Enterprises, Inc. Class A †(b)	2,200	8,096
iRobot Corp. †	500	9,395
Joe’s Jeans, Inc. †	1,500	2,970
Kenneth Cole Productions, Inc. Class A †	400	4,404
Kid Brands, Inc. †	500	3,515
La-Z-Boy, Inc. †	1,300	9,659
Leapfrog Enterprises, Inc. †	1,200	4,824
Libbey, Inc. †	300	3,894
Lifetime Brands, Inc. †	200	2,924
Liz Claiborne, Inc. †(b)	2,400	10,128
Maidenform Brands, Inc. †	400	8,144
Marine Products Corp. †	600	3,396
Oxford Industries, Inc.	500	10,465
Perry Ellis International, Inc. †	400	8,080
Quiksilver, Inc. †	2,500	9,250
Sealy Corp. †(b)	1,100	2,937
Skechers U.S.A., Inc. Class A †	700	25,564
Steinway Musical Instruments, Inc. †	200	3,558
Steven Madden Ltd. †	491	15,476
Summer Infant, Inc. †	400	2,620
Under Armour, Inc. Class A †	600	19,878
Unifi, Inc. †	1,300	4,966
Volcom, Inc. †	400	7,428

		284,960

Consumer Services - 3.3%
AFC Enterprises, Inc. †	500	4,550
Biglari Holdings, Inc. †	31	8,894
Bluegreen Corp. †	700	2,107
Boyd Gaming Corp. †	2,100	17,829
Caribou Coffee Co., Inc. †(b)	500	4,735
CPI Corp.	200	4,484

	SHARES	VALUE (Note 3)
Consumer Services - 3.3% (continued)
Cracker Barrel Old Country Store, Inc.	400	$18,624
Domino’s Pizza, Inc. †	1,300	14,690
Einstein Noah Restaurant Group, Inc. †	300	3,237
Gaylord Entertainment Co. †(b)	900	19,881
Jamba, Inc. †	1,400	2,982
Landry’s Restaurants, Inc. †	300	7,338
Monarch Casino & Resort, Inc. †	300	3,039
Morgans Hotel Group Co. †	700	4,312
Peet’s Coffee & Tea, Inc. †	300	11,781
Rick’s Cabaret International, Inc. †	600	4,734
Ruby Tuesday, Inc. †	1,362	11,577
Universal Technical Institute, Inc. †	500	11,820
Vail Resorts, Inc. †	700	24,437

		181,051

Diversified Financials - 4.2%
Arlington Asset Investment Corp. Class A	200	3,766
ASTA Funding, Inc.	200	1,974
BGC Partners, Inc. Class A	1,100	5,621
BlackRock Kelso Capital Corp. (b)	900	8,883
Cardtronics, Inc. †	900	11,664
Cash America International, Inc.	700	23,989
Cohen & Steers, Inc. (b)	1,000	20,740
CompuCredit Holdings Corp. †	800	3,168
Credit Acceptance Corp. †	400	19,508
Encore Capital Group, Inc. †	574	11,830
Epoch Holding Corp.	300	3,681
Evercore Partners, Inc. Class A	366	8,546
EZCORP, Inc. Class A †	700	12,985
Gladstone Capital Corp.	400	4,324
HFF, Inc. Class A †	600	4,242
Ladenburg Thalmann Financial Services, Inc. † (b)	3,400	4,250
Life Partners Holdings, Inc.	300	6,138
MarketAxess Holdings, Inc.	482	6,647
MCG Capital Corp.	1,500	7,245
MVC Capital, Inc.	400	5,168
NewStar Financial, Inc. †	800	5,088
PennantPark Investment Corp.	1,474	14,077
Portfolio Recovery Associates, Inc. †(b)	300	20,034
Rodman & Renshaw Capital Group, Inc. †	700	2,002
TICC Capital Corp.	600	5,040
World Acceptance Corp. †	300	11,493

		232,103

Energy - 6.6%
American Oil & Gas, Inc. †(b)	700	4,396
ATP Oil & Gas Corp. †(b)	1,000	10,590
Callon Petroleum Co. †	400	2,520
CAMAC Energy, Inc. †(b)	2,500	9,325
CARBO Ceramics, Inc.	400	28,876
China North East Petroleum Holdings Ltd. †(3)	300	1,269
Clayton Williams Energy, Inc. †	200	8,424
Clean Energy Fuels Corp. †(b)	1,000	14,940
Complete Production Services, Inc. †	1,300	18,590
Crosstex Energy, Inc. †	1,400	8,974
Energy XXI Bermuda Ltd. †	200	3,156
Green Plains Renewable Energy, Inc. †	600	6,132

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	64

Schedule of Investments	June 30, 2010 (Unaudited)

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Energy - 6.6% (continued)
Gulfport Energy Corp. †	700	$8,302
Harvest Natural Resources, Inc. †	400	2,948
Houston American Energy Corp. (b)	500	4,930
International Coal Group, Inc. †	3,500	13,475
ION Geophysical Corp. †	3,400	11,832
Key Energy Services, Inc. †	2,300	21,114
Kodiak Oil & Gas Corp. †	1,500	4,785
Lufkin Industries, Inc.	400	15,596
Magnum Hunter Resources Corp. †	900	3,924
McMoRan Exploration Co. †	1,700	18,887
Miller Petroleum, Inc. †	500	2,880
Newpark Resources, Inc. †	2,100	12,705
Northern Oil and Gas, Inc. †	800	10,272
OYO Geospace Corp. †	100	4,848
PetroQuest Energy, Inc. †(b)	1,400	9,464
RAM Energy Resources, Inc. †	2,400	4,968
REX American Resources Corp. †	200	3,200
Rex Energy Corp. †	1,000	10,100
Rosetta Resources, Inc. †	1,000	19,810
Stone Energy Corp. †	900	10,044
Superior Well Services, Inc. †(b)	700	11,704
Swift Energy Co. †	700	18,837
T-3 Energy Services, Inc. †	400	11,160
Venoco, Inc. †(b)	900	14,823

		367,800

Food, Beverage & Tobacco - 1.0%
Boston Beer Co., Inc. Class A †	200	13,490
Diamond Foods, Inc.	400	16,440
John B. Sanfilippo & Son, Inc. †	300	4,341
MGP Ingredients, Inc. †	300	1,989
Star Scientific, Inc. †	2,100	3,444
Synutra International, Inc. †(b)	1,000	16,170

		55,874

Health Care Equipment & Services - 4.9%
Alphatec Holdings, Inc. †	1,500	6,960
Amedisys, Inc. †	500	21,985
Antares Pharma, Inc. †	2,000	3,520
ArthroCare Corp. †(b)	500	15,325
Assisted Living Concepts, Inc. Class A †	300	8,877
Cerus Corp. †	800	2,528
Continucare Corp. †	1,400	4,690
CorVel Corp. †	200	6,758
Delcath Systems, Inc. †	1,400	8,876
Dexcom, Inc. †	1,400	16,184
Emeritus Corp. †(b)	800	13,048
Gentiva Health Services, Inc. †	600	16,206
Health Grades, Inc. †	600	3,600
Healthspring, Inc. †	1,100	17,061
Insulet Corp. †	800	12,040
Integra LifeSciences Holdings Corp. †	500	18,500
LCA-Vision, Inc. †(b)	365	2,022
Metropolitan Health Networks, Inc. †	900	3,357
Micrus Endovascular Corp. †	600	12,474
NxStage Medical, Inc. †	1,100	16,324
OraSure Technologies, Inc. †	900	4,167
Providence Service Corp. †	300	4,200

	SHARES	VALUE (Note 3)
Health Care Equipment & Services - 4.9% (continued)
Rural/Metro Corp. †	300	$2,442
STAAR Surgical Co. †	500	2,860
Sunrise Senior Living, Inc. †	1,400	3,892
Universal American Financial Corp. †	1,100	15,840
Volcano Corp. †	900	19,638
Zoll Medical Corp. †	400	10,840

		274,214

Household & Personal Products - 0.7%
Elizabeth Arden, Inc. †	600	8,712
Inter Parfums, Inc.	600	8,538
Medifast, Inc. †(b)	332	8,602
Revlon, Inc. Class A †(b)	1,200	13,392

		39,244

Insurance - 1.4%
American Equity Investment Life Holding Co.	1,400	14,448
CNO Financial Group, Inc. †	4,600	22,770
FBL Financial Group, Inc. Class A	600	12,600
Horace Mann Educators Corp.	700	10,710
National Financial Partners Corp. †	1,000	9,770
Phoenix Companies, Inc. †	2,900	6,119

		76,417

Materials - 6.5%
A. Schulman, Inc.	600	11,376
Balchem Corp.	500	12,500
Boise, Inc. †	1,800	9,882
Brush Engineered Materials, Inc. †	400	7,992
Buckeye Technologies, Inc. †	900	8,955
Capital Gold Corp. †	1,300	5,200
Century Aluminum Co. †(b)	1,700	15,011
Clearwater Paper Corp. †	200	10,952
Ferro Corp. †	1,700	12,529
Golden Star Resources Ltd. †(b)	4,200	18,396
Graphic Packaging Holding Co. †	5,500	17,325
Hecla Mining Co. †(b)	4,100	21,402
Innophos Holdings, Inc.	400	10,432
KapStone Paper and Packaging Corp. †	800	8,912
KMG Chemicals, Inc.	200	2,872
Louisiana-Pacific Corp. †	2,600	17,394
Minerals Technologies, Inc.	400	19,016
Neenah Paper, Inc.	200	3,660
Olin Corp.	1,400	25,326
Omnova Solutions, Inc. †	689	5,381
PolyOne Corp. †	1,800	15,156
Quaker Chemical Corp.	200	5,418
RTI International Metals, Inc. †	600	14,466
Schweitzer-Mauduit International, Inc.	414	20,886
Stepan Co.	200	13,686
Stillwater Mining Co. †	1,800	20,916
TPC Group, Inc. †	200	3,320
US Energy Corp. †	600	2,850
US Gold Corp. †	1,600	8,016
Verso Paper Corp. †(b)	1,100	2,541
Zep, Inc.	500	8,720

		360,488

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	65

Schedule of Investments	June 30, 2010 (Unaudited)

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Media - 2.4%
AH Belo Corp. Class A †	500	$3,320
Arbitron, Inc.	500	12,815
Belo Corp. Class A †	2,200	12,518
Clear Channel Outdoor Holdings, Inc. Class A †	700	6,076
Entercom Communications Corp. Class A †	800	7,056
Entravision Communications Corp. Class A †	1,500	3,165
EW Scripps Co. Class A †	1,300	9,659
Gray Television, Inc. †	900	2,169
Harte-Hanks, Inc.	1,300	13,585
Journal Communications, Inc. Class A †	1,100	4,367
Lee Enterprises, Inc. †(b)	800	2,056
LIN TV Corp. Class A †	900	4,869
LodgeNet Interactive Corp. †	768	2,849
Martha Stewart Living Omnimedia, Inc. Class A †	800	3,936
McClatchy Co. Class A †(b)	2,100	7,644
Media General, Inc. Class A †(b)	400	3,904
New York Times Co. Class A †	2,400	20,760
Playboy Enterprises, Inc. Class B †	700	2,940
Radio One, Inc. Class D†	900	1,152
Sinclair Broadcast Group, Inc. Class A †	1,500	8,745

		133,585

Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
Akorn, Inc. †	1,500	4,455
Ardea Biosciences, Inc. †	400	8,224
ARIAD Pharmaceuticals, Inc. †(b)	2,500	7,050
Arrowhead Research Corp. †	2,300	2,530
BioCryst Pharmaceuticals, Inc. †	1,002	5,922
BioTime, Inc. †(b)	500	3,080
Caliper Life Sciences, Inc. †	700	2,989
Caraco Pharmaceutical Laboratories Ltd. †	500	2,360
Cepheid, Inc. †	1,100	17,622
Clinical Data, Inc. †	600	7,464
Combinatorx, Inc. †	2,000	2,900
Curis, Inc. †	3,200	4,448
Exact Sciences Corp. †(b)	900	3,960
Hi-Tech Pharmacal Co., Inc. †	400	9,164
Impax Laboratories, Inc. †	1,200	22,872
Inhibitex, Inc. †	900	2,295
Jazz Pharmaceuticals, Inc. †	800	6,264
Keryx Biopharmaceuticals, Inc. †(b)	1,600	5,856
Maxygen, Inc. †	350	1,936
Metabolix, Inc. †	500	7,155
Nabi Biopharmaceuticals †	1,000	5,440
Nektar Therapeutics †	2,010	24,321
Neuralstem, Inc. †	1,100	2,750
Obagi Medical Products, Inc. †	400	4,728
Par Pharmaceutical Companies, Inc. †	600	15,576
PAREXEL International Corp. †	1,300	28,183
Pharmacyclics, Inc. †(b)	1,000	6,660
Pharmasset, Inc. †	600	16,404
PURE Bioscience †	900	2,151
Questcor Pharmaceuticals, Inc. †	1,000	10,210
Rexahn Pharmaceuticals, Inc. †	1,400	2,002
Sequenom, Inc. †	1,200	7,092

	SHARES	VALUE (Note 3)
Pharmaceuticals, Biotechnology & Life Sciences - 5.5% (continued)
Somaxon Pharmaceuticals, Inc. †	900	$3,240
Targacept, Inc. †	600	11,598
Viropharma, Inc. †	1,500	16,815
VIVUS, Inc. †(b)	1,900	18,240
ZIOPHARM Oncology, Inc. †	1,300	4,134

		308,090

Real Estate - 7.1%
Ashford Hospitality Trust REIT †	900	6,597
Associated Estates Realty Corp. REIT	500	6,475
CapLease, Inc. REIT	1,000	4,610
Cedar Shopping Centers, Inc. REIT	1,300	7,826
Cogdell Spencer, Inc. REIT	800	5,408
Colonial Properties Trust REIT	1,300	18,889
DiamondRock Hospitality Co. REIT †	2,800	23,016
DuPont Fabros Technology, Inc. REIT	1,000	24,560
Education Realty Trust, Inc. REIT	1,000	6,030
Extra Space Storage, Inc. REIT	1,500	20,850
FelCor Lodging Trust, Inc. REIT †	1,300	6,487
First Industrial Realty Trust, Inc. REIT †	1,300	6,266
First Potomac Realty Trust REIT	600	8,622
Forestar Group, Inc. †	900	16,164
Glimcher Realty Trust REIT	1,300	7,774
Grubb & Ellis Co. †	700	686
Hersha Hospitality Trust REIT	2,400	10,848
Kite Realty Group Trust REIT	1,200	5,016
Lexington Realty Trust REIT (b)	3,500	21,035
Medical Properties Trust, Inc. REIT	2,300	21,712
MPG Office Trust, Inc. REIT †	1,000	2,930
National Health Investors, Inc. REIT	500	19,280
One Liberty Properties, Inc. REIT	200	2,982
Pennsylvania Real Estate Investment Trust REIT (b)	900	10,998
Post Properties, Inc. REIT	1,000	22,730
Potlatch Corp. REIT	600	21,438
Sovran Self Storage, Inc. REIT	400	13,772
Strategic Hotels & Resorts, Inc. REIT †	2,500	10,975
Sun Communities, Inc. REIT	509	13,214
Sunstone Hotel Investors, Inc. REIT †	1,800	17,874
Thomas Properties Group, Inc.	700	2,317
U-Store-It Trust REIT	2,700	20,142
Winthrop Realty Trust REIT	400	5,124

		392,647

Retailing - 7.7%
AnnTaylor Stores Corp. †	1,300	21,151
Bon-Ton Stores, Inc. †	300	2,925
Brown Shoe Co., Inc.	800	12,144
Build-A-Bear Workshop, Inc. †	500	3,390
Casual Male Retail Group, Inc. †	1,100	3,762
Childrens Place Retail Stores, Inc. †	500	22,010
Collective Brands, Inc. †	1,600	25,280
Cost Plus, Inc. †	500	1,785
Destination Maternity Corp. †	100	2,530
drugstore.com, Inc. †	1,600	4,928
DSW, Inc. Class A †(b)	611	13,723
Finish Line, Inc. Class A	1,100	15,323

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	66

Schedule of Investments	June 30, 2010 (Unaudited)

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Retailing - 7.7% (continued)
Genesco, Inc. †	400	$10,524
Haverty Furniture Companies, Inc.	400	4,916
hhgregg, Inc. †	800	18,656
Jo-Ann Stores, Inc. †	602	22,581
Jos. A. Bank Clothiers, Inc. †	400	21,596
Kirkland’s, Inc. †	461	7,779
Lumber Liquidators Holdings, Inc. †	600	13,998
MarineMax, Inc. †	600	4,164
Monro Muffler Brake, Inc.	400	15,812
NutriSystem, Inc.	500	11,470
OfficeMax, Inc. †	1,900	24,814
Orbitz Worldwide, Inc. †	2,100	8,001
Overstock.com, Inc. †	400	7,228
Pier 1 Imports, Inc. †	2,600	16,666
Retail Ventures, Inc. †	1,000	7,820
Saks, Inc. †(b)	3,200	24,288
Shoe Carnival, Inc. †	300	6,153
Shutterfly, Inc. †	623	14,927
Systemax, Inc. †	700	10,549
Tuesday Morning Corp. †	1,100	4,389
Ulta Salon Cosmetics & Fragrance, Inc. †	1,100	26,027
US Auto Parts Network, Inc. †	600	3,600
West Marine, Inc. †	400	4,352
Zumiez, Inc. †	500	8,055

		427,316

Semiconductors & Semiconductor Equipment - 4.0%
AXT, Inc. †	1,100	4,961
Brooks Automation, Inc. †	1,100	8,503
Cavium Networks, Inc. †(b)	800	20,952
Cirrus Logic, Inc. †(b)	1,100	17,391
Cohu, Inc.	400	4,852
Conexant Systems, Inc. †	1,200	2,688
Entegris, Inc. †	3,000	11,910
Entropic Co.mmunications, Inc. †	1,100	6,974
FSI International, Inc. †	700	2,933
GSI Technology, Inc. †	500	2,860
Integrated Silicon Solution, Inc. †	400	3,016
Kulicke & Soffa Industries, Inc. †	1,200	8,424
Lattice Semiconductor Corp. †	2,100	9,114
LTX-Credence Corp. †	3,100	8,773
Mattson Technology, Inc. †	900	3,411
Micrel, Inc.	1,000	10,180
Mindspeed Technologies, Inc. †(b)	700	5,243
MIPS Technologies, Inc. †	1,000	5,110
MKS Instruments, Inc. †	800	14,976
MoSys, Inc. †	1,000	4,420
Nanometrics, Inc. †	700	7,063
Omnivision Technologies, Inc. †	993	21,290
Rubicon Technology, Inc. †(b)	400	11,916
Rudolph Technologies, Inc. †	500	3,775
Silicon Image, Inc. †	1,400	4,914
Ultra Clean Holdings, Inc. †	400	3,408
Volterra Semiconductor Corp. †	500	11,530

		220,587

	SHARES	VALUE (Note 3)
Software & Services - 7.1%
Acxiom Corp. †	1,700	$24,973
Ariba, Inc. †	1,400	22,302
Bottomline Technologies, Inc. †	515	6,710
CSG Systems International, Inc. †	600	10,998
Deltek, Inc. †	900	7,506
Dice Holdings, Inc. †	1,000	6,920
ExlService Holdings, Inc. †	500	8,585
Fair Isaac Corp.	800	17,432
Heartland Payment Systems, Inc.	700	10,388
iGATE Corp.	900	11,538
Internet Brands, Inc. Class A †	700	7,231
JDA Software Group, Inc. †	900	19,782
KIT Digital, Inc. †	600	5,292
Lionbridge Technologies, Inc. †	1,300	5,941
LivePerson, Inc. †	951	6,524
Local.com Corp †.	500	3,420
Magma Design Automation, Inc. †	1,300	3,692
Manhattan Associates, Inc. †	400	11,020
Marchex, Inc. Class B	800	3,080
Mentor Graphics Corp. †	1,800	15,930
MicroStrategy, Inc. Class A †	300	22,527
OPNET Technologies, Inc.	400	5,876
Perficient, Inc. †	500	4,455
Progress Software Corp. †	800	24,024
QAD, Inc. †	700	2,891
Radiant Systems, Inc. †	500	7,230
Renaissance Learning, Inc.	500	7,345
Sapient Corp.	2,500	25,351
SAVVIS, Inc. †	1,351	19,927
Sonic Solutions †(b)	700	5,845
Sourcefire, Inc. †	614	11,666
Support.com, Inc. †	900	3,744
Synchronoss Technologies, Inc. †	500	9,485
TechTarget †	600	3,228
Travelzoo, Inc. †	300	3,714
Unica Corp. †	400	3,832
Unisys Corp. †	900	16,641
VirnetX Holding Corp. (b)	600	3,552
Wave Systems Corp. Class A †(b)	800	2,592
Zix Corp. †	1,600	3,616

		396,805

Technology Hardware & Equipment - 7.7%
Aruba Networks, Inc. †(b)	1,517	21,602
Ciena Corp. †	1,900	24,092
Coherent, Inc. †	400	13,720
CTS Corp.	500	4,620
DDi Corp.	500	3,765
DG Fastchannel, Inc. †	600	19,548
Electro Rent Corp.	500	6,395
FARO Technologies, Inc. †	400	7,484
Finisar Corp. †(b)	1,300	19,370
Gerber Scientific, Inc. †	600	3,210
Hutchinson Technology, Inc. †(b)	900	3,897
Hypercom Corp. †	900	4,176
Insight Enterprises, Inc. †	1,100	14,476
IPG Photonics Corp. †	700	10,661
Isilon Systems, Inc. †	1,200	15,408

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	67

Schedule of Investments	June 30, 2010 (Unaudited)

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Technology Hardware & Equipment - 7.7% (continued)
Ixia †	1,200	$10,308
Keithley Instruments, Inc.	300	2,649
KVH Industries, Inc. †	200	2,484
Littelfuse, Inc. †	500	15,805
Loral Space & Communications, Inc. †	300	12,816
Measurement Specialties, Inc. †	400	5,480
Methode Electronics, Inc.	800	7,792
Netezza Corp. †	900	12,312
NETGEAR, Inc. †	867	15,467
Network Engines, Inc. †	900	2,439
Newport Corp. †	600	5,436
Occam Networks, Inc. †	500	2,780
Plantronics, Inc.	900	25,740
Plexus Corp. †	900	24,066
Power-One, Inc. †(b)	1,800	12,150
Presstek, Inc. †	600	2,118
Quantum Corp. †	4,800	9,024
Richardson Electronics Ltd.	600	5,400
Sanmina-SCI Corp. †(b)	1,500	20,415
Silicon Graphics International Corp. †	1,000	7,080
Smart Modular Technologies WWH, Inc. †	1,100	6,435
Sonus Networks, Inc. †	4,500	12,195
Stratasys, Inc. †	500	12,280
Super Micro Computer, Inc. †	600	8,100
Universal Display Corp. †	600	10,788
X-Rite, Inc. †	700	2,583
Zygo Corp. †	300	2,433

		428,999

Telecommunication Services - 0.8%
Consolidated Communications Holdings, Inc.	500	8,505
Globalstar, Inc. †	4,800	7,392
ICO Global Communications Holdings Ltd. †	2,200	3,542
IDT Corp. Class B †	400	5,100
PAETEC Holding Corp. †	3,000	10,230
Vonage Holdings Corp. †	4,200	9,660

		44,429

Transportation - 2.2%
Air Transport Services Group, Inc. †	1,300	6,188
Atlas Air Worldwide Holdings, Inc. †	500	23,750
Avis Budget Group, Inc. †	1,900	18,658
Celadon Group, Inc. †	500	7,070
Hub Group, Inc. Class A †	600	18,006
Macquarie Infrastructure Co., LLC †	800	10,232
Pacer International, Inc. †	800	5,592
Park-Ohio Holdings Corp. †	200	2,878
Pinnacle Airlines Corp. †	400	2,176
Quality Distribution, Inc. †	500	2,585
US Airways Group, Inc. †	2,900	24,969

		122,104

TOTAL COMMON STOCKS (cost $5,673,989)		5,519,628

EXCHANGE-TRADED FUND - 0.4%
iShares Russell 2000 Index Fund (cost $24,490)	400	24,432

	SHARES	VALUE (Note 3)

MONEY MARKET FUND - 12.4%
Dreyfus Institutional Cash Advantage Fund, 0.19% (a)(b)(c)(2)	690,631	690,631

(cost $690,631; includes $643,065 of cash collateral received for securities on loan)
TOTAL INVESTMENTS - 112.1% (cost $6,389,110)		6,234,691

LIABILITIES IN EXCESS OF OTHER ASSETS - (12.1)%		(673,269)

NET ASSETS - 100.0%		$5,561,422

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of June 30, 2010.
(b)	All or a portion of the security on loan. The aggregate market value of such securities is $544,444; cash collateral of $643,065 was received with which the Fund purchased a money market fund.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 1, unless noted otherwise in parentheses.

(2)	Level 2 security (see Note 5).
(3)	Level 3 security (see Note 5).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	68

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

COMMON STOCKS - 91.6%	SHARES	VALUE (Note 3)
Australia - 4.7%
Amcor Ltd.	7,128	$37,989
Australia and New Zealand Banking Group Ltd.	13,648	245,137
Cochlear Ltd.	365	22,735
Commonwealth Bank of Australia	8,537	345,130
Equinox Minerals Ltd. †(1)	4,000	14,015
Incitec Pivot Ltd.	11,205	25,341
Leighton Holdings Ltd.	2,485	59,767
Mirvac Group REIT	29,435	32,146
OneSteel Ltd.	8,570	21,204
Suncorp-Metway Ltd.	7,395	49,474
Wesfarmers Ltd.	7,781	185,977

		1,038,915

Austria - 0.5%
Erste Group Bank AG	1,811	57,460
Raiffeisen International Bank-Holding AG †	818	31,068
Vienna Insurance Group †	311	12,910
Voestalpine AG	56	1,525

		102,963

Belgium - 2.3%
Anheuser-Busch InBev NV	8,248	396,575
Delhaize Group	609	44,193
KBC Groep NV †	1,787	68,496

		509,264

Canada - 8.1% (1)
Agrium, Inc.	1,000	48,847
Alimentation Couche-Tard, Inc. Class B	1,600	26,903
Bank of Montreal	2,900	157,293
Baytex Energy Trust	1,000	29,872
BCE, Inc.	4,300	125,460
Bombardier, Inc. Class B	9,200	41,828
Bonavista Energy Trust	1,300	27,855
Brookfield Asset Management, Inc. Class A	3,000	67,832
Brookfield Properties Corp. (b)	3,200	44,939
Canadian Imperial Bank of Commerce	2,000	124,259
Canadian Pacific Railway Ltd.	1,000	53,600
Centerra Gold, Inc. †	1,500	16,514
CGI Group, Inc. Class A †	1,800	26,783
Domtar Corp.	300	14,696
Eldorado Gold Corp.	3,100	55,562
Fairfax Financial Holdings Ltd.	100	36,624
George Weston Ltd.	600	41,037
Gildan Activewear, Inc. †	900	25,853
IAMGOLD Corp.	2,200	38,790
Industrial Alliance Insurance and Financial Services, Inc.	1,800	59,011
Inter Pipeline Fund Class A	2,200	24,696
Ivanhoe Mines Ltd. †	2,300	29,794
Magna International, Inc. Class A	700	46,114
Niko Resources Ltd.	400	37,203
Onex Corp.	1,900	45,673
Osisko Mining Corp. †	1,900	20,489
Pacific Rubiales Energy Corp. †	1,500	33,620
Penn West Energy Trust	2,400	45,766
Petrobank Energy and Resources Ltd. †	800	28,143

	SHARES	VALUE (Note 3)
Canada - 8.1% (continued) (1)
Petrominerales Ltd.	500	$11,672
Red Back Mining, Inc. †	1,600	40,445
RioCan Real Estate Investment Trust REIT	2,200	39,348
Rogers Communications, Inc. Class B	3,100	101,280
Silver Wheaton Corp. †	1,900	38,070
SouthGobi Resources Ltd. †	600	7,045
Teck Resources Ltd. Class B	3,400	100,541
Telus Corp.	1,700	64,148

		1,777,605

China - 0.1%
AAC Acoustic Technologies Holdings, Inc.	10,000	14,294
Great Wall Motor Co., Ltd. Class H	6,500	11,282

		25,576

Denmark - 2.9%
AP Moller - Maersk A/S Class B	26	204,771
Carlsberg A/S Class B	1,050	80,019
Coloplast A/S Class B	371	36,825
Danske Bank A/S †	4,247	81,723
Novo Nordisk A/S Class B	2,573	207,880
William Demant Holding A/S †	450	32,914

		644,132

Finland - 1.4%
Kone Oyj Class B	2,111	84,050
Metso Corp.	916	29,355
Sampo Oyj Class A	4,975	104,891
Stora Enso Oyj Class R	4,354	31,461
UPM-Kymmene Oyj	2,791	36,951
Wartsila Corp.	283	12,869

		299,577

France - 10.0%
Accor SA †	1,019	47,175
Air Liquide SA	1,437	145,118
Bouygues SA	1,616	62,380
Cap Gemini	805	35,380
Christian Dior SA	1,115	107,020
Compagnie de Saint-Gobain	3,331	124,128
Compagnie Generale des Etablissements Michelin Class B	953	66,398
Dassault Systemes SA	716	43,375
Essilor International SA (b)	1,502	89,256
Eutelsat Communications	1,840	61,600
Fonciere des Regions REIT	601	49,543
JC Decaux SA †	1,456	33,924
Legrand SA	1,719	50,953
L’Oreal SA	2,887	282,667
LVMH Moet Hennessy Louis Vuitton SA	2,242	244,027
Natixis †	17,293	75,094
Pernod-Ricard SA	1,176	91,217
PPR	818	101,615
Publicis Groupe	1,176	46,910
Safran SA	2,432	67,841
Schneider Electric SA	1,325	133,826
Sodexo	908	50,391
Technip SA	748	42,902

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	69

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)
France - 10.0% (continued)
Unibail-Rodamco REIT	432	$70,409
Vallourec SA	421	72,586

		2,195,735

Germany - 12.3%
Adidas AG	987	47,785
Allianz SE	2,259	223,581
BASF SE	4,350	237,686
Bayerische Motoren Werke AG	3,152	153,114
Beiersdorf AG	1,260	69,527
Celesio AG	1,120	24,422
Commerzbank AG †	4,728	33,005
Continental AG †	1,040	53,986
Daimler AG †	5,469	276,653
Deutsche Post AG	8,373	122,080
Deutsche Postbank AG †	1,141	33,073
Fresenius Medical Care AG & Co. KGaA	1,631	88,000
Fresenius SE	818	54,031
Generali Deutschland Holding AG	159	17,792
HeidelbergCement AG	1,265	59,785
Henkel AG & Co. KGaA	2,808	137,117
Hochtief AG	330	19,703
Infineon Technologies AG †	5,608	32,512
Linde AG	1,025	107,779
MAN SE	778	64,140
Metro AG	2,033	103,727
Puma AG Rudolf Dassler Sport	56	14,884
Siemens AG	4,712	421,441
ThyssenKrupp AG	2,777	68,434
Volkswagen AG	2,346	205,863
Wacker Chemie AG	216	31,288

		2,701,408

Hong Kong - 3.9%
ASM Pacific Technology Ltd.	3,000	23,306
BOC Hong Kong Holdings Ltd.	63,500	144,619
Cathay Pacific Airways Ltd.	26,000	51,421
Digital China Holdings Ltd.	8,000	12,222
Hongkong Land Holdings Ltd.	17,000	84,031
Hongkong and Shanghai Hotels Ltd.	11,000	18,162
Jardine Matheson Holdings Ltd.	2,400	83,995
Jardine Strategic Holdings Ltd.	7,000	145,128
Li & Fung Ltd.	18,000	80,532
Lifestyle International Holdings Ltd.	13,500	26,120
Minth Group Ltd.	8,000	9,452
Noble Group Ltd.	46,363	56,038
Orient Overseas International Ltd. †	4,500	32,168
Sino-Forest Corp. †(1)	1,500	21,319
Stella International Holdings Ltd.	7,500	14,455
VTech Holdings Ltd.	2,000	21,390
Wheelock Properties Ltd.	5,000	8,295
Yue Yuen Industrial Holdings Ltd.	8,500	26,383

		859,036

Ireland - 0.7%
Experian PLC	7,936	69,014
Shire PLC	3,668	75,246

		144,260

	SHARES	VALUE (Note 3)
Italy - 1.3%
Beni Stabili SpA (1)	3,606	$2,734
Fiat SpA	5,316	54,604
Luxottica Group SpA	2,911	70,481
Mediaset SpA	7,829	44,521
Saipem SpA	2,511	76,481
Terna-Rete Elettrica Nazionale SpA	11,780	42,399

		291,220

Japan - 4.1%
ABC-Mart, Inc.	700	27,460
Asahi Glass Co., Ltd.	8,000	75,119
Central Japan Railway Co.	12	97,951
DeNa Co., Ltd.	900	23,764
Denki Kagaku Kogyo Kabushiki Kaisha	4,000	18,618
Don Quijote Co., Ltd.	300	8,043
Elpida Memory, Inc. †	1,700	25,995
Fuji Electric Holdings Co., Ltd.	4,000	11,517
Fuji Heavy Industries Ltd. †	5,000	26,785
Gree, Inc.	300	23,957
Hino Motors Ltd.	4,000	19,722
Hitachi Ltd. †	660	2,397
Isuzu Motors Ltd.	11,000	33,055
Jupiter Telecommunications Co., Ltd.	33	31,594
Koito Manufacturing Co., Ltd.	1,000	14,726
NGK Spark Plug Co., Ltd.	2,000	24,830
NHK Spring Co., Ltd.	2,000	18,294
Nidec Corp.	900	75,345
NOK Corp.	200	18,763
NSK Ltd.	4,000	27,781
Omron Corp.	1,500	32,699
Oracle Corp. Japan	600	29,484
Sysmex Corp.	400	22,718
Takata Corp.	600	12,148
THK Co., Ltd.	1,100	22,758
Toshiba Corp. †	24,000	118,886
Unicharm Corp.	400	45,107

		889,516

Luxembourg - 0.6%
RTL Group (1)	135	9,905
Tenaris SA	6,655	114,784

		124,689

Mexico - 0.0% (c)
Fresnillo PLC	249	3,615

Netherlands - 9.6%
Akzo Nobel NV	946	49,168
ASML Holding NV	2,801	77,083
European Aeronautic Defence and Space Co. NV †	4,358	88,937
Hal Trust	326	30,423
Heineken Holding NV	1,651	60,315
Heineken NV	3,575	151,535
Koninklijke Ahold NV	5,418	67,020
Koninklijke DSM NV	1,348	53,586
Koninklijke Philips Electronics NV	4,867	145,339
Koninklijke Vopak NV	762	27,924

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	70

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)

Netherlands - 9.6% (continued)
QIAGEN NV †(1)	1,612	$31,816
Randstad Holding NV †	1,096	43,068
Royal Dutch Shell PLC Class A	33,469	841,334
TNT NV	1,685	42,440
Unilever NV	14,464	395,001

		2,104,989

Norway - 1.1%
DnB NOR ASA	9,200	88,487
Seadrill Ltd.	3,031	54,673
Telenor ASA	7,860	99,015

		242,175

Portugal - 0.4%
Jeronimo Martins SGPS SA	4,554	41,725
Portugal Telecom SGPS SA	5,218	52,154

		93,879

Singapore - 2.4%
Fraser and Neave Ltd.	11,000	40,224
Jardine Cycle & Carriage Ltd.	2,000	42,561
Keppel Corp. Ltd.	13,000	78,489
Keppel Land Ltd.	18,000	49,670
K-Green Trust †(1)	2,600	1,951
Neptune Orient Lines Ltd. †	5,000	7,062
Oversea-Chinese Banking Corp. Ltd.	15,000	94,457
SembCorp Industries Ltd.	13,000	37,594
SembCorp Marine Ltd.	17,000	46,456
SIA Engineering Co., Ltd.	10,000	28,331
United Overseas Bank Ltd.	7,000	97,383

		524,178

Spain - 0.8%
Industria de Diseño Textil SA	3,053	174,087

Sweden - 4.0%
AB SKF Class B	2,899	52,029
Alfa Laval AB	2,829	36,738
Assa Abloy AB Class B	2,512	50,210
Atlas Copco AB Class A	4,195	61,334
Electrolux AB Series B	1,932	44,167
Getinge AB Class B	1,678	32,474
Industrivarden AB Class C	4,099	43,650
Kinnevik Investment AB Class B	2,409	38,568
Ratos AB Class B	1,515	37,956
Sandvik AB	7,566	92,289
Scania AB Class B	4,839	73,862
Skanska AB Class B	2,602	37,645
SSAB AB Class A	1,566	21,025
Svenska Handelsbanken AB Class A	3,079	75,324
Swedbank AB Class A †	5,387	49,435
Tele2 AB Class B	3,216	48,049
Volvo AB Class B †	7,930	87,696

		882,451

Switzerland - 7.9%
Adecco SA	1,275	60,826
Compagnie Financiere Richemont SA Class A	3,303	115,315

	SHARES	VALUE (Note 3)
Switzerland - 7.9% (continued)
Geberit AG	236	$36,721
Givaudan SA	44	37,371
Holcim Ltd.	2,060	137,900
Kuehne + Nagel International AG	519	53,425
Nestle SA	17,646	850,869
Schindler Holding AG	631	53,184
Sonova Holding AG †	440	53,996
Swatch Group AG	310	87,428
Swiss Reinsurance Co., Ltd.	2,587	106,295
Zurich Financial Services AG	595	131,146

		1,724,476

United Kingdom - 12.5%
Admiral Group PLC	2,225	46,597
Anglo American PLC †	223	7,770
Antofagasta PLC	540	6,283
ARM Holdings PLC	7,816	32,350
Associated British Foods PLC	4,874	70,584
British American Tobacco PLC	10,171	322,784
British Land Co. PLC REIT	5,377	34,732
BT Group PLC	27,518	53,118
Burberry Group PLC	3,281	37,054
Cairn Energy PLC †	6,579	40,417
Carnival PLC	2,918	94,518
Centrica PLC	24,337	107,400
Compass Group PLC	10,311	78,441
Diageo PLC	12,777	200,700
Eurasian Natural Resources Corp.	381	4,848
HSBC Holdings PLC	95,098	868,786
Inmarsat PLC	1,932	20,485
InterContinental Hotels Group PLC	1,995	31,441
International Power PLC	11,111	49,633
Intertek Group PLC	2,171	46,541
Investec PLC	2,214	14,898
Johnson Matthey PLC	1,514	33,637
Kazakhmys PLC †	81	1,189
Kingfisher PLC	12,264	38,418
Legal & General Group PLC	38,945	45,392
Pearson PLC	4,328	56,921
Petrofac Ltd.	2,356	41,449
Prudential PLC	1,888	14,240
Randgold Resources Ltd.	440	41,830
SABMiller PLC	2,729	76,522
Smith & Nephew PLC	7,076	66,851
Smiths Group PLC	2,405	38,290
Standard Chartered PLC	1,291	31,436
Vedanta Resources PLC	86	2,702
Wolseley PLC †	1,950	38,707
WPP PLC	5,441	51,257

		2,748,221

TOTAL COMMON STOCKS (cost $21,121,983)		20,101,967

EXCHANGE TRADED FUND - 0.4% (1)
United States - 0.4%
iShares MSCI EAFE Index Fund (cost $97,553)	2,100	97,671

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	71

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

RIGHT - 0.0% (c)(1)	SHARES	VALUE (Note 3)
Norway - 0.0% (c)
Norsk Hydro ASA † (cost $0)	2,313	$1,193

MONEY MARKET FUND - 11.2%
Dreyfus Institutional Cash Advantage Fund, 0.19% (a)(b)(d)	2,457,348	2,457,348

(cost $2,457,348; includes $660,420 of cash collateral received for securities on loan)
TOTAL INVESTMENTS - 103.2% (cost $23,676,884)		22,658,179

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.2)% (e)		(708,449)

NET ASSETS - 100.0%		$21,949,730

INDUSTRY	VALUE	% OF NET ASSETS
Automobiles & Components	$1,027,077	4.7%
Banks	2,701,666	12.3
Capital Goods	2,858,013	13.0
Commercial & Professional Services	219,448	1.0
Consumer Durables & Apparel	834,852	3.8
Consumer Services	320,128	1.5
Diversified Financials	213,119	1.0
Energy	1,457,912	6.6
Food & Staples Retailing	510,582	2.3
Food, Beverage & Tobacco	2,694,876	12.3
Health Care Equipment & Services	524,222	2.4
Household & Personal Products	534,418	2.4
Insurance	847,953	3.9
Materials	1,662,186	7.6
Media	336,632	1.5

INDUSTRY	VALUE	% OF NET ASSETS
Pharmaceuticals, Biotechnology & Life Sciences	$314,942	1.4%
Real Estate	483,680	2.2
Retailing	522,599	2.4
Semiconductors & Semiconductor Equipment	191,386	0.9
Software & Services	158,979	0.7
Technology Hardware & Equipment	201,888	0.9
Telecommunication Services	563,708	2.6
Transportation	722,269	3.3
Utilities	199,432	0.9
Exchange Traded Fund	97,671	0.4
Right	1,193	0.0 (c)
Money Market Fund	2,457,348	11.2

Total Investments	22,658,179	103.2

Liabilities in Excess of Other Assets	(708,449)	(3.2)

Total Net Assets	$21,949,730	100.0%

†	Non-income producing security.
(a)	Represents annualized seven-day-yield as of June 30, 2010.
(b)	All or a portion of the security on loan. The aggregate market value of such securities is $532,519; cash collateral of $660,420 was received with which the Fund purchased a money market fund.
(c)	Represents less than 0.05 percent of net assets.
(d)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(e)	Includes appreciation (depreciation) on equity swap contracts and forward foreign currency exchange contracts.

All securities are Level 2, unless noted otherwise in parentheses.

(1)	Level 1 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust.

Equity swap contracts outstanding as of June 30, 2010:

REFERENCE ENTITY	COUNTERPARTY	SHARES LONG	VALUE AT CONTRACT DATE	RESET DATE	NET UNREALIZED APPRECIATION (DEPRECIATION)
3I GROUP PLC	Deutsche Bank	2,100	$9,316	07/19/2010	$(1,033)
Anglo American PLC	Deutsche Bank	6,108	243,891	07/19/2010	(31,057)
Antofagasta PLC	Deutsche Bank	4,378	56,777	07/19/2010	(5,841)
Eurasian Natural Resources Corp.	Deutsche Bank	6,647	103,484	07/19/2010	(18,902)
Fresnillo PLC	Deutsche Bank	3,595	55,056	07/19/2010	(2,864)
Inmarsat PLC	Deutsche Bank	2,654	30,137	07/19/2010	(1,996)
Investec PLC	Deutsche Bank	4,485	33,016	07/19/2010	(2,836)
Kazakhmys PLC	Deutsche Bank	2,604	45,909	07/19/2010	(7,685)
Old Mutual PLC	Deutsche Bank	7,263	12,371	07/19/2010	(1,251)
Petrofac Limited	Deutsche Bank	25	468	07/19/2010	(29)
Prudential PLC	Deutsche Bank	18,570	156,762	07/19/2010	(16,695)
Rio Tinto PLC	Deutsche Bank	9,771	484,681	07/19/2010	(55,594)
Rolls-Royce Group	Deutsche Bank	871,507	87,142	07/19/2010	(5,917)
SABMiller PLC	Deutsche Bank	5,301	159,117	07/19/2010	(10,475)
Standard Chartered PLC	Deutsche Bank	9,762	253,713	07/19/2010	(16,004)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	72

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

Equity swaps contracts (continued)

REFERENCE ENTITY	COUNTERPARTY	SHARES LONG	VALUE AT CONTRACT DATE	RESET DATE	NET UNREALIZED APPRECIATION (DEPRECIATION)
Vedanta Resources PLC	Deutsche Bank	838	$29,110	07/19/2010	$(2,781)
Xstrata PLC	Deutsche Bank	17,915	270,478	07/19/2010	(35,888)

					$(216,848)

The Swap contracts listed above reset monthly. The final termination date is July 19, 2010.

Forward foreign currency exchange contracts outstanding as of June 30, 2010:

Long Contracts:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 07/02/10	The Royal Bank of Scotland	CHF	1,118,000	$1,034,010	$1,037,250	$3,240
Danish Krone, Expiring 07/02/10	The Royal Bank of Scotland	DKK	1,277,000	209,042	209,635	593
British Pound, Expiring 07/02/10	The Royal Bank of Scotland	GBP	617,000	929,855	921,859	(7,996)
British Pound, Expiring 09/15/10	The Royal Bank of Scotland	GBP	1,705,687	2,468,163	2,548,365	80,202

				4,641,070	4,717,109	76,039

Short Contracts:

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 07/02/10	The Royal Bank of Scotland	AUD	(112,000)	$(95,031)	$(94,276)	$755
Canadian Dollar Expiring 07/06/10	The Royal Bank of Scotland	CAD	(339,000)	(318,521)	(318,432)	89
Euro, Expiring 07/02/10	The Royal Bank of Scotland	EUR	(45,000)	(54,848)	(55,028)	(180)
British Pound Expiring 09/15/10	The Royal Bank of Scotland	GBP	(300,000)	(436,326)	(448,212)	(11,886)
Hong Kong Dollars, Expiring 07/02/10	The Royal Bank of Scotland	HKD	(7,753,000)	(995,838)	(995,647)	191
Japanese Yen, Expiring 07/02/10	The Royal Bank of Scotland	JPY	(6,834,000)	(77,117)	(77,295)	(178)
Norwegian Krone, Expiring 07/02/10	The Royal Bank of Scotland	NOK	(611,000)	(93,811)	(93,888)	(77)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Semi-Annual Report	June 2010	73

Schedule of Investments	June 30, 2010 (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT JUNE 30, 2010	NET UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Swedish Krona, Expiring 07/02/10	The Royal Bank of Scotland	SEK	(1,746,000)	$(223,603)	$(223,922)	$(319)
Singapore Dollar, Expiring 07/02/10	The Royal Bank of Scotland	SGD	(772,000)	(550,252)	(551,704)	(1,452)

				(2,845,347)	(2,858,404)	(13,057)

				$1,795,723	$1,858,705	$62,982

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegain Krone

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	74

Statements of Assets and Liabilities	June 30, 2010 (Unaudited)

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MANAGED FUTURES STRATEGY FUND*
ASSETS:
Investments in securities, at cost	$346,725,523	$389,605,031	$807,586,616	$177,264,849

Investments in securities, at value	$337,818,585	$368,162,630	$784,569,814	$177,264,849
Cash (including foreign currency of $1,246,137, $2,492,446, $740,276, and $0, respectively)	644,859	1,878,683	28,752,358	12,869,285
Swaps, at value	—	—	244,754	—
Unrealized appreciation on forward foreign currency contracts	1,124,087	—	37,793	597,294
Cash collateral held at brokers	12,069,627	19,495,712	151,873,675	2,488,481
Variation margin receivable	—	693,630	2,491,296	1,630,019
Receivables:
Dividends and interest	524,660	678,130	3,732,735	—
Securities sold	404,603	1,011,552	17,378,128	—
Foreign tax reclaim	394,109	781,115	—	—
Capital shares sold	48,880	3,643	1,673,275	2,133,768
Prepaid expenses	24,497	56,895	55,614	556

Total Assets	353,053,907	392,761,990	990,809,442	196,984,252
LIABILITIES:
Securities sold short, at value (proceeds $0, $0, $309,414,216, and $0, respectively)	—	—	284,756,160	—
Call options written, at value (proceeds $0, $0, $1,051,292, and $0, respectively)	—	—	613,256	—
Swaps, at value	—	—	17,034	—
Variation margin payable	2,220,027	4,286,653	—	—
Unrealized depreciation on forward foreign currency contracts	—	578,519	—	—
Payables:
Securities purchased	552,500	453,006	35,117,912	—
Foreign currency purchased	—	—	2,312,240	—
Collateral received on securities loaned	11,381,461	5,577,906	—	—
Accrued Investment advisory fees	115,723	144,895	173,922	94,554
Accrued Administration & accounting fees	72,000	100,055	80,447	19,355
Accrued Transfer agency fees	7,858	7,872	9,339	7,533
Accrued Shareholder servicing fees	680	17,785	166,350	—
Accrued Distribution fees Class N	355	201	52,276	5,447
Accrued Trustees fees	—	—	5,936	2,093
Capital shares reacquired	—	15,840	1,048,143	29,114
Dividends payable on securities sold short	—	—	438,469	—
Other accrued expenses and liabilities	246,557	171,336	68,206	490,360

Total Liabilities	14,597,161	11,354,068	324,359,690	648,456

Net Assets	$338,456,746	$381,407,922	$665,949,752	$196,335,796

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$339,847,602	$419,050,187	$658,634,526	$197,181,825
Undistributed (accumulated) net investment income (loss)	3,865,034	6,038,287	2,092,902	(546,788)
Undistributed (accumulated) net realized gain (loss)	5,271,559	(18,128,303)	392,049	(2,552,270)
Net unrealized appreciation (depreciation)	(10,527,449)	(25,552,249)	4,830,275	2,253,029

Net Assets	$338,456,746	$381,407,922	$665,949,752	$196,335,796

NET ASSETS:
Class I	$1,443,345	$70,254,337	$401,257,236	$165,572,917
Class N	1,085,760	946,627	264,692,516	30,762,879
Class Y	335,927,641	310,206,958	n/a	n/a

SHARES OUTSTANDING:
Class I	159,571	8,385,714	36,853,559	16,899,298
Class N	120,189	111,257	24,385,005	3,143,343
Class Y	37,034,100	35,573,347	n/a	n/a

NET ASSET VALUE PER SHARE:
Class I	$9.05	$8.38	$10.89	$9.80
Class N	$9.03	$8.51	$10.85	$9.79
Class Y	$9.07	$8.72	n/a	n/a

*	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.	(continued on p. 76)

AQR Funds	Semi-Annual Report	June 2010	75

Statements of Assets and Liabilities	June 30, 2010 (Unaudited)

	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
ASSETS:
Investments in securities, at cost	$26,375,421	$6,389,110	$23,676,884

Investments in securities, at value	$25,619,542	$6,234,691	$22,658,179
Cash (including foreign cash of $0, $0, and $129,002, respectively)	—	—	131,415
Unrealized appreciation on forward foreign currency contracts	—	—	62,982
Cash collateral held at brokers	56,963	—	360,000
Receivables:
Dividends and interest	11,567	3,899	37,984
Securities sold	6,289,280	2,443,555	9,311,175
Foreign tax reclaim	—	—	5,621
Capital shares sold	106,260	—	—
Expense reimbursement due from Adviser	20,023	21,514	83,099
Prepaid expenses	15,364	14,591	14,196

Total Assets	32,118,999	8,718,250	32,664,651

LIABILITIES:
Swaps, at value	—	—	216,848
Variation margin payable	4,881	—	—
Due to broker	—	—	381,044
Payables:
Securities purchased	10,410,615	2,465,536	9,371,248
Collateral received on Securities loaned	1,119,098	643,065	660,420
Accrued Administration & accounting fees	9,628	9,628	9,628
Accrued Transfer agency fees	7,093	7,880	7,232
Accrued Shareholder servicing fees	2,414	730	2,916
Accrued Trustees fees	208	43	—
Other accrued expenses	30,666	29,946	65,585

Total Liabilities	11,584,603	3,156,828	10,714,921

Net Assets	$20,534,396	$5,561,422	$21,949,730

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$22,265,165	$5,716,368	$24,846,227
Undistributed (accumulated) net investment income (loss)	25,363	4,533	489,211
Undistributed (accumulated) net realized gain (loss)	(995,372)	(5,060)	(2,219,000)
Net unrealized appreciation (depreciation)	(760,760)	(154,419)	(1,166,708)

Net Assets	$20,534,396	$5,561,422	$21,949,730

NET ASSETS:
Class L	$20,534,396	$5,561,422	$21,949,730

SHARES OUTSTANDING:
Class L	1,816,649	499,843	2,093,032

NET ASSET VALUE PER SHARE:
Class L	$11.30	$11.13	$10.49

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	76

Statements of Operations	June 30, 2010 (Unaudited)

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MANAGED FUTURES STRATEGY FUND**
	FOR THE PERIOD 1/4/10*-6/30/10	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE PERIOD 1/6/10*-6/30/10
INVESTMENT INCOME:
Dividend income†	$4,728,199	$6,708,995	$2,241,282	$23,234
Interest income	3,313	—	4,854,468	—
Securities lending income	49,770	88,644	561	—

Total Income	4,781,282	6,797,639	7,096,311	23,234

EXPENSES:
Investment advisory fees	719,998	909,664	1,396,998	437,835
Custody, administration & accounting fees	132,615	216,749	145,497	22,320
Legal fees	43,840	19,051	60,636	42,500
Audit and tax fees	33,349	52,909	75,685	29,753
Insurance fees	29,032	34,039	22,650	2,227
Shareholder reporting fees	23,718	10,639	86,267	19,680
Transfer agent fees	18,350	20,869	68,108	17,231
Trustees fees	16,907	18,697	25,325	5,381
Registration fees	9,445	10,567	24,045	10,677
Corporate governance fees	7,438	7,438	7,438	7,438
Shareholder servicing fees	450,659	520,789	568,285	—
Distribution fees—Class N	1,145	741	173,393	22,386
Dividends on securities sold short	—	—	2,567,049	—
Other fees	28,376	35,607	59,497	36,570

Total Expenses	1,514,872	1,857,759	5,280,873	653,998

Less waivers and reimbursements:
Investment advisory fees waived	(147,965)	(104,719)	—	(83,976)
Shareholder servicing fees waived	(450,659)	(520,789)	(111,879)	—

Net Expenses	916,248	1,232,251	5,168,994	570,022

Net Investment Income (Loss)	3,865,034	5,565,388	1,927,317	(546,788)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	9,132,988	822,674	13,403,878	—
Forward foreign currency contracts	(19,446)	(1,555,324)	160,614	346,362
Foreign currency and foreign currency translations	951,945	(1,038,455)	155,039	(80,859)
Futures contracts	(4,793,928)	(5,805,457)	(436,433)	(2,817,773)
Securities sold short	—	—	(10,703,192)	—
Swap contracts	—	—	(1,520,703)	—
Written options	—	—	1,925,628	—
Net realized gain (loss)	5,271,559	(7,576,562)	2,984,831	(2,552,270)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(42,858,150)	(55,214,870)	(41,393,650)	—
Futures contracts	(1,925,347)	(4,882,131)	2,074,158	1,630,019
Forward foreign currency contracts	1,741,424	195,898	41,340	597,294
Foreign currency and foreign currency translations	(836,067)	(8,552)	(23,605)	25,716
Securities sold short	—	—	38,217,158	—
Swap contracts	—	—	471,523	—
Written options	—	—	443,406	—
Net change in unrealized appreciation (depreciation)	(43,878,140)	(59,909,655)	(169,670)	2,253,029
Net gain (loss) and change in unrealized appreciation (depreciation)	(38,606,581)	(67,486,217)	2,815,161	(299,241)
Net increase (decrease) in net assets resulting from operations	$(34,741,547)	$(61,920,829)	$4,742,478	$(846,029)

† Net of foreign taxes withheld of	$319,686	$874,362	$7,869	$—

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

(continued on p. 78)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	77

Statements of Operations	June 30, 2010 (Unaudited)

	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE SIX MONTHS ENDED 6/30/10
INVESTMENT INCOME:
Dividend income†	$50,942	$15,917	$426,080
Interest income	365	78	—
Securities lending income	528	2,787	5,595
Total Income	51,835	18,782	431,675

EXPENSES:
Investment advisory fees	13,712	7,617	49,114
Custody, administration & accounting fees	14,365	20,804	73,773
Legal fees	26,787	25,507	29,409
Audit and tax fees	21,751	21,753	29,611
Insurance fees	628	340	2,606
Shareholder reporting fees	1,091	271	2,800
Transfer agent fees	13,318	13,191	14,417
Trustees	680	247	1,257
Registration fees	1,110	1,110	1,114
Corporate governance fees	6,227	6,227	6,222
Shareholder servicing fees	8,227	3,264	21,049
Other fees	9,659	3,352	19,746
Total Expenses	117,555	103,683	251,118

Less waivers and reimbursements:
Investment advisory fees waived	(13,712)	(7,617)	(49,114)
Shareholder servicing fees waived	(8,227)	(3,264)	(21,049)
Expense reimbursements	(68,513)	(78,553)	(87,476)

Net Expenses	21,703	14,249	93,479

Net Investment Income (Loss)	24,732	4,533	338,196
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	(907,179)	(98,989)	(1,469,012)
Forward foreign currency contracts	—	—	(516,047)
Foreign currency and foreign currency transactions	—	—	(87,131)
Futures contracts	(397,534)	—	—
Swap contracts	—	—	(199,164)
Net realized gain (loss)	(1,304,713)	(98,989)	(2,271,354)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(1,118,758)	(350,151)	(1,681,557)
Futures contracts	(4,740)	—	—
Forward foreign currency contracts	—	—	231,693
Foreign currency and foreign currency translations	—	—	4,955
Swap contracts	—	—	(245,420)
Net change in unrealized appreciation (depreciation)	(1,123,498)	(350,151)	(1,690,329)
Net gain (loss) and change in unrealized appreciation (depreciation)	(2,428,211)	(449,140)	(3,961,683)
Net increase (decrease) in net assets resulting from operations	$(2,403,479)	$(444,607)	$(3,623,487)

†Net of foreign taxes withheld of	$4	$—	$43,575

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	78

Statements of Changes in Net Assets	June 30, 2010 (Unaudited)

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND
	FOR THE PERIOD 1/4/10*-6/30/10	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE PERIOD 8/28/09*-12/31/09
OPERATIONS:
Net investment income (loss)	$ 3,865,034	$ 5,565,388	$ 1,090,896
Net realized gain (loss)	5,271,559	(7,576,562)	21,921,983
Net change in unrealized appreciation (depreciation)	(43,878,140)	(59,909,655)	(3,084,692)
Net increase (decrease) in net assets resulting from operations	(34,741,547)	(61,920,829)	19,928,187

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	(610,914)
Class Y	—	—	(4,816,996)
Total	—	—	(5,427,910)
Net realized gain:
Class I	—	—	(1,232,295)
Class N	—	—	(20)
Class Y	—	—	(9,229,217)
Total	—	—	(10,461,532)
Total distributions	—	—	(15,889,442)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	1,646,160	40,014,529	43,887,953
Reinvestment of distributions	—	—	1,798,893
Cost of shares reacquired	—	(3,281,987)	(92,897)
Redemption fees	—	1,107	1,147
Net increase (decrease) from capital transactions	1,646,160	36,733,649	45,595,096
Class N
Proceeds from shares sold	1,935,906	1,197,549	5,697
Reinvestment of distributions	—	—	20
Cost of shares reacquired	(724,771)	(89,783)	—
Redemption fees	1	13	—
Net increase (decrease) from capital transactions	1,211,136	1,107,779	5,717
CLASS Y
Proceeds from shares sold	—	2,599,594	38,215,777
In-kind subscription (see Note 11)	370,340,997	—	316,649,562
Capital contribution (see Note 7)	—	—	15,777
Reinvestment of distributions	—	—	14,046,213
Cost of shares reacquired	—	(1,631,367)	(14,085,511)
Redemption fees	—	6,166	31,554

Net increase (decrease) from capital transactions	370,340,997	974,393	354,873,372

Net increase (decrease) in net assets resulting from capital transactions	373,198,293	38,815,821	400,474,185
Total increase (decrease) in net assets	338,456,746	(23,105,008)	404,512,930

NET ASSETS:
Beginning of period	—	404,512,930	—
End of period	$338,456,746	$381,407,922	$404,512,930

Undistributed accumulated net investment income (loss) at end of period	$3,865,034	$6,038,287	$472,899

(continued on p. 80)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	79

Statements of Changes in Net Assets	June 30, 2010 (Unaudited)

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND
	FOR THE PERIOD 1/4/10*-6/30/10	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE PERIOD 8/28/09*-12/31/09
CHANGES IN SHARES OUTSTANDING:
CLASS I

Shares outstanding, beginning of period	—	4,502,376	—
Shares sold	159,571	4,239,916	4,324,237
Shares issued in reinvestment of distributions	—	—	187,580
Shares reacquired	—	(356,578)	(9,441)
Shares outstanding, end of period	159,571	8,385,714	4,502,376

CLASS N

Shares outstanding, beginning of period	—	584	—
Shares sold	189,694	120,496	582
Shares issued in reinvestment of distributions	—	—	2
Shares reacquired	(69,505)	(9,823)	—
Shares outstanding, end of period	120,189	111,257	584

CLASS Y

Shares outstanding, beginning of period	—	35,486,692	—
Shares sold	—	252,319	3,779,363
Shares issued in connection with in-kind subscription (see Note 11)	37,034,100	—	31,664,956
Shares issued in reinvestment of distributions	—	—	1,410,263
Shares reacquired	—	(165,664)	(1,367,890)
Shares outstanding, end of period	37,034,100	35,573,347	35,486,692

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	80

Statements of Changes in Net Assets	June 30, 2010 (Unaudited)

	AQR DIVERSIFIED ARBITRAGE FUND		AQR MANAGED FUTURES STRATEGY FUND**
	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE PERIOD 1/15/09*-12/31/09	FOR THE PERIOD 1/6/10*-6/30/10
OPERATIONS:
Net investment income (loss)	1,927,317	$797,409	$(546,788)
Net realized gain (loss)	2,984,831	(905,928)	(2,552,270)
Net change in unrealized appreciation (depreciation)	(169,670)	4,999,945	2,253,029
Net increase (decrease) in net assets resulting from operations	4,742,478	4,891,426	(846,029)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(424,290)	—
Class N	—	(135,050)	—
Total	—	(559,340)	—
Net realized gain:
Class I	—	(1,105,118)	—
Class N	—	(655,481)	—
Total	—	(1,760,599)	—
Total distributions	—	(2,319,939)	—

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	269,918,530	167,891,859	169,870,942
Reinvestment of distributions	—	1,492,419	—
Cost of shares reacquired	(31,277,230)	(11,064,860)	(3,724,474)
Redemption fees	—	527	1,620
Net increase (decrease) from capital transactions	238,641,300	158,319,945	166,148,088
CLASS N
Proceeds from shares sold	221,740,231	95,158,643	37,366,529
Reinvestment of distributions	—	788,750	—
Cost of shares reacquired	(38,255,961)	(17,858,676)	(6,333,289)
Redemption fees	—	1,555	497

Net increase (decrease) from capital transactions	183,484,270	78,090,272	31,033,737

Net increase (decrease) in net assets resulting from capital transactions	422,125,570	236,410,217	197,181,825
Total increase (decrease) in net assets	426,868,048	238,981,704	196,335,796

NET ASSETS:
Beginning of period	239,081,704	100,000	—
End of period	$665,949,752	$239,081,704	$196,335,796

Undistributed accumulated net investment income (loss) at end of period	$2,092,902	$165,585	$(546,788)

CHANGES IN SHARES OUTSTANDING:
CLASS I

Shares outstanding, beginning of period	14,819,735	—	—
Shares sold	24,926,109	15,719,603	17,278,132
Shares issued in reinvestment of distributions	—	139,609	—
Shares reacquired	(2,892,285)	(1,039,477)	(378,834)
Shares outstanding, end of period	36,853,559	14,819,735	16,899,298

CLASS N

Shares outstanding, beginning of period	7,332,864	10,000	—
Shares sold	20,592,822	8,908,187	3,787,227
Shares issued in reinvestment of distributions	—	73,922	—
Shares reacquired	(3,540,681)	(1,659,245)	(643,884)
Shares outstanding, end of period	24,385,005	7,332,864	3,143,343

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.	(continued on p. 82)

AQR Funds	Semi-Annual Report	June 2010	81

Statements of Changes in Net Assets	June 30, 2010 (Unaudited)

	AQR MOMENTUM FUND		AQR SMALL CAP MOMENTUM FUND
	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE PERIOD 7/9/09*-12/31/09
OPERATIONS:
Net investment income (loss)	$24,732	$26,142	$4,533	$9,168
Net realized gain (loss)	(1,304,713)	481,637	(98,989)	274,977
Net change in unrealized appreciation (depreciation)	(1,123,498)	362,738	(350,151)	195,732
Net increase (decrease) in net assets resulting from operations	(2,403,479)	870,517	(444,607)	479,877

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	—	(25,511)	—	(9,247)
Total	—	(25,511)	—	(9,247)
Net realized gain:
Class L	—	(172,296)	—	(180,969)
Total	—	(172,296)	—	(180,969)
Total distributions	—	(197,807)	—	(190,216)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	16,645,686	6,150,686	2,988,043	3,072,017
In-kind subscription (see Note 11)	—	—	—	—
Capital contribution (see Note 7)	—	—	—	—
Reinvestment of distributions	—	197,602	—	189,528
Cost of shares reacquired	(641,096)	(89,950)	(221,619)	(312,595)
Redemption fees	710	527	—	994

Net increase (decrease) from capital transactions	16,005,300	6,259,865	2,766,424	2,949,944

Net increase (decrease) in net assets resulting from capital transactions	16,005,300	6,259,865	2,766,424	2,949,944
Total increase (decrease) in net assets	13,601,821	6,932,575	2,321,817	3,239,605

NET ASSETS:
Beginning of period	6,932,575	—	3,239,605	—
End of period	$20,534,396	$6,932,575	$5,561,422	$3,239,605
Undistributed accumulated net investment income (loss) at end of period	$25,363	$631	$4,533	$—

CHANGES IN SHARES OUTSTANDING:

CLASS L

Shares outstanding, beginning of period	568,597	—	284,134	—
Shares sold	1,299,689	559,779	234,046	294,508
Shares issued in reinvestment of distributions	—	16,494	—	17,013
Shares reacquired	(51,637)	(7,676)	(18,337)	(27,387)
Shares outstanding, end of period	1,816,649	568,597	499,843	284,134

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	(continued on p. 83)

AQR Funds	Semi-Annual Report	June 2010	82

Statements of Changes in Net Assets	June 30, 2010 (Unaudited)

	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE SIX MONTHS ENDED 6/30/10	FOR THE PERIOD 7/9/09*-12/31/09
OPERATIONS:
Net investment income (loss)	$338,196	$38,766
Net realized gain (loss)	(2,271,354)	779,256
Net change in unrealized appreciation (depreciation)	(1,690,329)	523,621
Net increase (decrease) in net assets resulting from operations	(3,623,487)	1,341,643

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	—	(177,254)
Total	—	(177,254)
Net realized gain:
Class L	—	(437,399)
Total	—	(437,399)
Total distributions	—	(614,653)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	5,075,471	29,481,521
In-kind subscription (see Note 11)	—	—
Capital contribution (see Note 7)	—	—
Reinvestment of distributions	—	614,344
Cost of shares reacquired	(9,265,322)	(1,064,593)
Redemption fees	1,015	3,791
Net increase (decrease) from capital transactions	(4,188,836)	29,035,063

Net increase (decrease) in net assets resulting from capital transactions	(4,188,836)	29,035,063
Total increase (decrease) in net assets	(7,812,323)	29,762,053

NET ASSETS:
Beginning of period	29,762,053	—
End of period	$21,949,730	$29,762,053

Undistributed accumulated net investment income (loss) at end of period	$489,211	$151,015

CHANGES IN SHARES OUTSTANDING:

CLASS L

Shares outstanding, beginning of period	2,485,331	—
Shares sold	441,992	2,523,592
Shares issued in reinvestment of distributions	—	52,508
Shares reacquired	(834,291)	(90,769)
Shares outstanding, end of period	2,093,032	2,485,331

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	83

Statement of Cash Flows	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$ 4,742,478
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(1,103,753,604)
Payments to cover short securities	(279,325,923)
Proceeds from securities sold short	433,050,305
Proceeds from sale of securities	601,997,019
Realized gain on investment in securities	(13,403,878)
Realized loss on securities sold short	10,703,192
Unrealized depreciation on investment in securities	41,393,650
Unrealized appreciation on securities sold short	(38,217,158)
Increases (decreases) in operating assets:
Swaps at value	804,729
Variation margin receivable	266,448
Dividends and interest	(2,481,423)
Cash collateral held at brokers	(57,226,937)
Increases (decreases) in operating liabilities:
Dividends on securities sold short	136,418
Accrued Investment advisory fees	49,174
Accrued Shareholder servicing fees	108,680
Accrued Trustees fees	3,309
Other accrued expenses	4,512
Net cash used in operating activities	($401,149,009)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	490,361,462
Payments on shares redeemed	(68,591,660)
Net cash provided by financing activities	$421,769,802
Net change in cash	20,620,793
Cash, beginning of period	8,131,565
Cash, end of period	$28,752,358

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	84

[Intentionally Left Blank]

AQR Funds	Semi-Annual Report	June 2010	85

Financial Highlights

	PER SHARE OPERATING PERFORMANCE:
		Change in Net Assets Resulting from Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR GLOBAL EQUITY FUND CLASS I
FOR THE PERIOD 1/4/10[2] TO 6/30/10 (Unaudited)	$10.00	0.10	(1.05)	(0.95)	—	—	—
AQR GLOBAL EQUITY FUND CLASS N†
FOR THE PERIOD 1/4/10[2] TO 6/30/10 (Unaudited)	$10.00	0.10	(1.07)	(0.97)	—	—	—
AQR GLOBAL EQUITY FUND CLASS Y
FOR THE PERIOD 1/4/10[2] TO 6/30/10 (Unaudited)	$10.00	0.10	(1.03)	(0.93)	—	—	—
AQR INTERNATIONAL EQUITY FUND CLASS I†
SIX MONTHS ENDED 6/30/10 (Unaudited)	$9.78	0.12	(1.52)	(1.40)	—	—	—
9/30/09[3] TO 12/31/09	$10.00	(0.01)	0.22	0.21	(0.14)	(0.29)	(0.43)
AQR INTERNATIONAL EQUITY FUND CLASS N†
SIX MONTHS ENDED 6/30/10 (Unaudited)	$9.91	0.14	(1.54)	(1.40)	—	—	—
9/30/09[3] TO 12/31/09	$10.00	—	0.20	0.20	—	(0.29)	(0.29)
AQR INTERNATIONAL EQUITY FUND CLASS Y†
SIX MONTHS ENDED 6/30/10 (Unaudited)	$10.16	0.14	(1.58)	(1.44)	—	—	—
8/28/09[2] TO 12/31/09	$10.00	0.03	0.57	0.60	(0.15)	(0.29)	(0.44)
AQR DIVERSIFIED ARBITRAGE FUND CLASS I†
SIX MONTHS ENDED 6/30/10 (Unaudited)	$10.80	0.06	0.03	0.09	—	—	—
1/15/09[2] TO 12/31/09	$10.00	0.13	0.79	0.92	(0.03)	(0.09)	(0.12)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N†
SIX MONTHS ENDED 6/30/10 (Unaudited)	$10.78	0.04	0.03	0.07	—	—	—
1/15/09[2] TO 12/31/09	$10.00	0.10	0.79	0.89	(0.02)	(0.09)	(0.11)
AQR MANAGED FUTURES FUND CLASS I†
FOR THE PERIOD 1/6/10[2] TO 6/30/10 (Unaudited)	$10.00	(0.06)	(0.14)	(0.20)	—	—	—
AQR MANAGED FUTURES FUND CLASS N†
FOR THE PERIOD 1/6/10[2] TO 6/30/10 (Unaudited)	$10.00	(0.07)	(0.14)	(0.21)	—	—	—
AQR MOMENTUM FUND CLASS L†
SIX MONTHS ENDED 6/30/10 (Unaudited)	$12.19	0.03	(0.92)	(0.89)	—	—	—
7/9/09[2] TO 12/31/09	$10.00	0.07	2.48	2.55	(0.05)	(0.31)	(0.36)
AQR SMALL CAP MOMENTUM FUND CLASS L†
SIX MONTHS ENDED 6/30/10 (Unaudited)	$11.40	0.01	(0.28)	(0.27)	—	—	—
7/9/09[2] TO 12/31/09	$10.00	0.04	2.06	2.10	(0.03)	(0.67)	(0.70)
AQR INTERNATIONAL MOMENTUM FUND CLASS L†
SIX MONTHS ENDED 6/30/10 (Unaudited)	$11.98	0.14	(1.63)	(1.49)	—	—	—
7/9/09[2] TO 12/31/09	$10.00	0.04	2.26	2.30	(0.09)	(0.23)	(0.32)
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Based on average shares outstanding.
2	Commencement of operations.
3	Commencement of offering of shares.
4	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
5	Annualized for periods less than one year.
6	Portfolio turnover is not annualized.
7	The ratio is annualized for a short period of time and is not representative of what the ratio would be if the Fund class has operated for a longer period of time.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	86

Financial Highlights

		RATIOS/SUPPLEMENTAL DATA:

			Ratios to Average Net Assets of:[5]
Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)	Expenses, Before Reimbursements and/or Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate[6]

$9.05	(9.50)%	$1,443,345	0.86%	0.85%	2.29%	2.03%	41%

$9.03	(9.70)%	$1,085,760	1.21%	1.20%	2.44%	2.01%	41%

$9.07	(9.30)%	$335,927,641	0.51%	0.50%	0.83%	2.15%	41%

$8.38	(14.31)%	$70,254,337	0.91%	0.90%	0.98%	2.61%	42%
$9.78	2.20%	$44,016,038	0.90%	0.90%	1.01%	(0.47)%	29%

$8.51	(14.13)%	$946,627	1.26%	1.25%	3.37%	3.08%	42%
$9.91	2.04%	$5,785	1.25%	1.25%	472.86%[7]	(0.07)%	29%

$8.72	(14.17)%	$310,206,958	0.56%	0.55%	0.90%	2.78%	42%
$10.16	6.08%	$360,491,107	0.55%	0.55%	0.98%	0.99%	29%

$10.89	0.83%	$401,257,236	2.50%	1.20%	2.51%	1.06%	130%
$10.80	9.24%	$160,026,814	2.46%	1.20%	3.25%	1.30%	482%

$10.85	0.65%	$264,692,516	2.80%	1.50%	2.95%	0.80%	130%
$10.78	8.88%	$79,054,890	2.69%	1.50%	3.42%	0.98%	482%

$9.80	(2.00)%	$165,572,917	1.26%	1.25%	1.50%	(1.26)%	0%

$9.79	(2.10)%	$30,762,879	1.51%	1.50%	1.82%	(1.51)%	0%

$11.30	(7.30)%	$20,534,396	0.49%	0.49%	2.14%	0.45%	93%
$12.19	25.58%	$6,932,575	0.49%	0.49%	5.08%	1.23%	163%

$11.13	(2.37)%	$5,561,422	0.65%	0.65%	4.76%	0.21%	153%
$11.40	21.24%	$3,239,605	0.65%	0.65%	7.53%	0.65%	136%

$10.49	(12.44)%	$21,949,730	0.65%	0.65%	1.79%	2.41%	114%
$11.98	23.08%	$29,762,053	0.65%	0.65%	2.22%	0.63%	160%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Semi-Annual Report	June 2010	87

Notes to Financial Statements	June 30, 2010 (Unaudited)

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is a diversified, open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2010, the Trust consists of seven active series (collectively, the “Funds” and each individually a “Fund”): AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, and AQR International Momentum Fund. AQR Capital Management, LLC (“the Adviser”) serves as the investment adviser of each Fund. The Adviser has retained CNH Partners, LLC (“the Sub-Adviser”) an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund.

The investment objective of the AQR Global Equity Fund is long-term capital appreciation. The principal investment strategies of the AQR Global Equity Fund include seeking to outperform the MSCI World Total Return Index with Net Dividends Unhedged in U.S. Dollars (the “Global Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. The AQR Global Equity Fund commenced operations on January 4, 2010. The Fund offers Class I, Class N and Class Y shares.

The investment objective of the AQR International Equity Fund is long-term capital appreciation. The principal investment strategies of the AQR International Equity Fund include seeking to outperform the MSCI EAFE Total Return Index with Net Dividends Unhedged in U.S. Dollars (the “International Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. Class Y shares commenced operations on August 28, 2009. Class I and Class N shares commenced operations on September 30, 2009.

The investment objective of the AQR Diversified Arbitrage Fund is long-term absolute (positive) returns. The principal investment strategies of the AQR Diversified Arbitrage Fund include seeking to outperform the Merrill Lynch 3-Month Treasury Bill Index (the “Absolute Return Benchmark”) using alternative investment strategies such as merger arbitrage, convertible arbitrage, other forms of arbitrage (including, but not limited to, when-issued trading arbitrage, stub-trading arbitrage and dual-class arbitrage) and other types of non-arbitrage alternative investment strategies. The AQR Diversified Arbitrage Fund commenced operations on January 15, 2009. The Fund offers Class I and Class N shares.

The investment objective of the AQR Managed Futures Strategy Fund is long-term absolute (positive) returns. The Fund invests primarily in a portfolio of futures contracts and futures-related instruments. The Fund’s universe of investments includes more than 100 exchange-traded futures and forward contracts across four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time. The AQR Managed Futures Strategy Fund commenced operations on January 6, 2010. The Fund offers Class I and Class N shares.

The investment objective of the AQR Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds and equity index futures) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Fund’s investment universe consists of large and mid-cap U.S. stocks, which are defined as those in the top 90% of market capitalization or that are larger than the 1000th largest company, whichever is larger, and which meet certain liquidity and other criteria. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months, excluding the most recent one month, that ranks in the top third of its relevant universe at the time of purchase. The AQR Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

The investment objective of the AQR Small Cap Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds and equity index futures) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Fund’s investment universe consists of small capitalization U.S. stocks, which are defined as those in the bottom 10% of market capitalization or that are smaller than the 1000th largest company, whichever is larger. The companies must also be among the top 3000 companies by market capitalization, and meet certain liquidity and other criteria. The Adviser considers a security to have positive momentum

AQR Funds	Semi-Annual Report	June 2010	88

Notes to Financial Statements	June 30, 2010 (Unaudited)

primarily if it has a return over the prior twelve months, excluding the most recent one month, that ranks in the top third of its relevant universe at the time of purchase. The AQR Small Cap Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

The investment objective of the AQR International Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts) of non-U.S. companies that the Adviser determines to have positive momentum. The Fund’s investment universe consists of stocks in the top 85% of market capitalization in each of the 19 major developed markets outside the U.S., and which meet certain liquidity and other criteria. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months, excluding the most recent one month, that ranks in the top third of its relevant universe at the time of purchase. The AQR International Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

2. Consolidation of Subsidiary – AQR Managed Futures Strategy Offshore Fund Ltd.

The consolidated Schedule of Investments, Statements of Asset and Liabilities, of Operations and of Changes in Net Assets and the Financial Highlights of the AQR Managed Futures Strategy Fund includes the accounts of AQR Managed Futures Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary, (the “Subsidiary”). All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in the Subsidiary is as follows:

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT JUNE 30, 2010	% OF TOTAL NET ASSETS AT JUNE 30, 2010
AQR Managed Futures Strategy Offshore Fund Ltd.	January 6, 2010	$39,857,896	20.3%

3. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Securities Valuation: Each Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time). Equity securities, including securities sold short, are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing to international securities on a daily basis utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price (in the case of short sales, at the ask price). Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates market value. The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Futures and options contracts

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Notes to Financial Statements	June 30, 2010 (Unaudited)

are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. Prices of futures contracts are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity swap contracts are valued at fair value, based on the price of the underlying security. Credit default swaps are valued daily primarily using independent pricing services or market makers.

The Funds may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to be reliable, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Funds’ Board of Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net assets.

Equity Swaps: The Funds invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Convertible Securities: The Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.

Short Sales: The AQR Diversified Arbitrage Fund sells securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral

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Notes to Financial Statements	June 30, 2010 (Unaudited)

deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amounts of income or fees of $964,713 are included as interest income in the Statement of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Fund’s prime brokers and custodian. The Fund is subject to credit risk should the prime brokers be unable to meet its obligations to the Fund.

Futures Contracts: Each Fund may invest in futures contracts (“futures”). Each Fund, excluding AQR Managed Futures Strategy Fund, may invest in futures in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. The AQR Managed Futures Strategy Fund may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Forward Currency Contracts: The Funds may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Forward currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.

Credit Default Contracts: The Funds may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by a Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by a Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

AQR Funds	Semi-Annual Report	June 2010	91

Notes to Financial Statements	June 30, 2010 (Unaudited)

In addition to bearing the risk that the credit event will occur, a Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, a Fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty. Where a Fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the Funds’ Schedule of Investments.

Master Agreements: The Funds are a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Schedule of Investments. Collateral pledged by the Fund is segregated by the fund’s custodian and identified in the Fund’s Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the fund’s future derivative activity. The Funds net derivative assets and liabilities on the Statements of Assets and Liabilities when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

Options: The Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Transactions in call options written during the period ended June 30, 2010 for the AQR Diversified Arbitrage Fund, were as follows:

	SHARES SUBJECT TO CALL	PREMIUM
Options outstanding, December 31, 2009	(884)	$(40,941)
Options written	(36,331)	(6,330,942)
Options terminated in closing purchase transactions	6,534	1,610,302
Options expired	9,951	1,943,252
Options exercised	7,548	1,767,037
Options outstanding, June 30, 2010	(13,182)	$(1,051,292)

AQR Funds	Semi-Annual Report	June 2010	92

Notes to Financial Statements	June 30, 2010 (Unaudited)

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (“Code”), as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the period from commencement of operations through June 30, 2010 are open for examination. As of June 30, 2010, the Funds had no examinations in progress.

The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

Securities Transactions and Investment Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income is recorded on the ex-dividend date.

Allocation of Income and Expenses: In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

AQR Funds	Semi-Annual Report	June 2010	93

Notes to Financial Statements	June 30, 2010 (Unaudited)

Cash and Cash Equivalents: Cash and cash equivalents includes US dollar and foreign currency at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Dividend Distributions to Shareholders: The Funds intend to distribute dividends representing substantially all of their net investment income and distribute substantially all of their net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with Federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Federal Income Tax Matters

At June 30, 2010, the cost of long positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Global Equity Fund	$346,725,523	$19,579,442	$(28,486,380)	$(8,906,938)
AQR International Equity Fund	401,618,251	15,268,277	(48,723,898)	(33,455,621)
AQR Diversified Arbitrage Fund	809,282,057	19,440,096	(44,152,339)	(24,712,243)
AQR Managed Futures Strategy Fund	177,264,849	—	—	—
AQR Momentum Fund	26,284,498	238,425	(994,760)	(756,355)
AQR Small Cap Momentum Fund	6,389,599	235,860	(390,768)	(154,908)
AQR International Momentum Fund	23,703,242	334,789	(1,379,852)	(1,045,063)

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals and passive foreign investment companies (AQR Global Equity Fund, AQR International Equity Fund and AQR International Momentum Fund).

The tax character of the distributions paid during the period ended December 31, 2009, was as follows:

FUND	ORDINARY INCOME
AQR International Equity Fund	$15,889,442
AQR Diversified Arbitrage Fund	2,319,939
AQR Momentum Fund	197,807
AQR Small Cap Momentum Fund	190,216
AQR International Momentum Fund	614,653

Certain net losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended December 31, 2009, the following Funds deferred to January 1, 2010 post October losses of:

FUND	POST OCTOBER LOSSES
AQR International Equity Fund	$1,741,718
AQR Diversified Arbitrage Fund	510,744

5. Fair Value Measurements

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

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Notes to Financial Statements	June 30, 2010 (Unaudited)

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of June 30, 2010 in valuing the Funds’ assets carried at fair value:

AQR GLOBAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$165,535,651	$136,155,869	$16,105	$301,707,625
Preferred Stocks†	—	639,501	—	639,501
Commercial Paper†	—	—	58,356	58,356
Money Market Funds	—	35,413,103	—	35,413,103
Foreign currency contracts*	—	1,124,087	—	1,124,087

Total Assets	$165,535,651	$173,332,560	$74,461	$338,942,672

†Please refer to the Schedule of Investments to view securities segregated by country.
LIABILITIES
Futures contracts*	$(2,220,027)	$—	$—	$(2,220,027)

Total Liabilities	$(2,220,027)	$—	$—	$(2,220,027)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS	COMMERCIAL PAPER
Balance as of January 4, 2010**	$—	$—
Securities contributed in kind (See Note 11)	3,611	58,356
Change in unrealized appreciation	12,494	—

Balance as of June 30, 2010	$16,105	$58,356

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2010 is $12,494 and $0 for common stocks and commercial paper, respectively.

*	Derivative instruments, including futures contracts and foreign currency, are valued at the net unrealized appreciation (depreciation) on the instrument.
**	Commencement of operations.

AQR Funds	Semi-Annual Report	June 2010	95

Notes to Financial Statements	June 30, 2010 (Unaudited)

AQR INTERNATIONAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$1,690,443	$330,011,611	$11,226	$331,713,280
Commercial Paper†	—	—	88,336	88,336
Money Market Funds	—	36,361,014	—	36,361,014

Total Assets	$1,690,443	$366,372,625	$99,562	$368,162,630

†Please refer to the Schedule of Investments to view securities segregated by country.
LIABILITIES
Foreign currency contracts*	$—	$(578,519)	$—	$(578,519)
Futures contracts*	(3,593,023)	—	—	(3,593,023)

Total Liabilities	$(3,593,023)	$(578,519)	$—	$(4,171,542)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS	COMMERCIAL PAPER
Balance as of December 31, 2009	$676	$88,336
Purchased	6,288	—
Change in unrealized appreciation (depreciation)	4,262	—

Balance as of June 30, 2010	$11,226	$88,336

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2010 is $4,262 for common stocks and there was no change for commercial paper.

*	Derivative instruments, including futures contracts and foreign currency, are valued at the net unrealized appreciation (depreciation) on the instrument.

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$325,290,532	$—	$101,829	$325,392,361
Convertible Preferred Stocks†	15,669,514	4,983,964	—	20,653,478
Convertible Bonds†	—	265,417,535	—	265,417,535
Corporate Bonds†	—	78,116,231	—	78,116,231
Closed End Funds	4,371,297	—	—	4,371,297
Warrants	12,610,823	—	—	12,610,823
Money Market Funds	—	78,008,089	—	78,008,089
Foreign currency contracts*	—	37,793	—	37,793
Futures contracts*	2,491,296	—	—	2,491,296
Written option contracts*	438,036	—	—	438,036
Swap contracts*	—	227,720	—	227,720

Total Assets	$360,798,420	$426,864,410	$101,829	$787,764,659

†Please refer to the Schedule of Investments to view securities segregated by industry type.

AQR Funds	Semi-Annual Report	June 2010	96

Notes to Financial Statements	June 30, 2010 (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
LIABILITIES
Common Stocks (Sold Short)†	$(274,195,513)	$—	$—	$(274,195,513)
Convertible Bonds (Sold Short)†	—	(1,064,875)	—	(1,064,875)
Closed End Funds (Sold Short)	(9,495,772)	—	—	(9,495,772)

Total Liabilities	$(283,691,285)	$(1,064,875)	$—	$(284,756,160)

†Please refer to the Schedule of Investments to view securities segregated by industry type.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

COMMON STOCKS
Balance as of December 31, 2009	$7,508
Change in unrealized appreciation (depreciation)	94,321

Balance as of June 30, 2010	$101,829

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2010 is $94,320.

*	Derivative instruments, including futures, foreign currency, swaps and options contracts, are valued at the unrealized appreciation (depreciation) on the instrument.

AQR MANAGED FUTURES STRATEGY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Foreign currency contracts*	$—	$597,294	$—	$597,294
Futures contracts*	1,630,019	—	—	1,630,019
Money Market Funds	—	177,264,849	—	177,264,849

Total Assets	$1,630,019	$177,862,143	$—	$179,492,162

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) on the instrument.

AQR MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$20,303,712	$—	$—	$20,303,712
Money Market Funds	—	5,315,830	—	5,315,830

Total Assets	$20,303,712	$5,315,830	$—	$25,619,542
LIABILITIES
Futures Contracts*	$(4,881)	$—	$—	$(4,881)

Total Liabilities	$(4,881)	$—	$—	$(4,881)

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) on the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

AQR Funds	Semi-Annual Report	June 2010	97

Notes to Financial Statements	June 30, 2010 (Unaudited)

AQR SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$5,518,359	$—	$1,269	$5,519,628
Exchange Traded Funds	24,432	—	—	24,432
Money Market Funds	—	690,631	—	690,631

Total Assets	$5,542,791	$690,631	$1,269	$6,234,691

†Please refer to the Schedule of Investments to view securities segregated by industry type.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

COMMON STOCKS
Balance as of December 31, 2009	$—
Purchased	2,670
Change in unrealized appreciation (depreciation)	(1,401)

Balance as of June 30, 2010	$1,269

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2010 is $(1,401).

AQR INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$1,859,345	$18,242,622	$—	$20,101,967
Rights	1,193	—	—	1,193
Exchange Traded Funds	97,671	—	—	97,671
Money Market Funds	—	2,457,348	—	2,457,348
Foreign currency contracts*	—	62,982	—	62,982

Total Assets	$1,958,209	$20,769,952	$—	$22,721,161
LIABILITIES
Swap Contracts*	$—	$(216,848)	$—	$(216,848)

Total Liabilities	$—	$(216,848)	$—	$(216,848)

*	Derivative instruments, including foreign currency and swap contracts, are valued at the unrealized appreciation (depreciation) on the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by country.

AQR Funds	Semi-Annual Report	June 2010	98

Notes to Financial Statements	June 30, 2010 (Unaudited)

6. Investment Transactions

During the period ended June 30, 2010, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, foreign currency contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Global Equity Fund	$132,485,942	$(165,727,452)	$—	$—
AQR International Equity Fund	211,173,575	(145,327,170)	—	—
AQR Diversified Arbitrage Fund	1,103,753,604	(601,997,019)	(433,050,305)	279,325,923
AQR Managed Futures Strategy Fund	—	—	—	—
AQR Momentum Fund	25,827,417	(10,383,387)	—	—
AQR Small Cap Momentum Fund	9,470,813	(6,717,341)	—	—
AQR International Momentum Fund	27,929,820	(30,260,522)	—	—

During the period ended June 30, 2010, the cost of in-kind purchases for the AQR Global Equity Fund was $335,420,940 (see Note 11).

7. Derivative Instruments and Hedging Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The effect of such derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations for the period ended June 30, 2010 are as follows:

AQR Global Equity Fund

Fair values of derivative instruments as of June 30, 2010 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	ASSET DERIVATIVES		LIABILITY DERIVATIVES		CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Equity contracts	Variation Margin Receivable	$ —	Variation Margin Payable	$2,220,027	$(2,220,027)
Foreign exchange contracts	Forward foreign currency contracts	1,124,087	Forward foreign currency contracts	—	1,124,087

	Total	$1,124,087	Total	$2,220,027	$(1,095,940)

The effects of derivative instruments on the Statement of Operations for the period ended June 30, 2010 are as follows:

	REALIZED GAIN/LOSS		CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Equity contracts	Futures contracts	$(4,764,063)	Futures contracts	$(2,220,027)
Foreign exchange contracts	Forward foreign currency contracts	(19,446)	Forward foreign currency contracts	1,124,087

	Total	$(4,783,509)	Total	$(1,095,940)

AQR Funds	Semi-Annual Report	June 2010	99

Notes to Financial Statements	June 30, 2010 (Unaudited)

AQR International Equity Fund

Fair values of derivative instruments as of June 30, 2010 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	ASSET DERIVATIVES		LIABILITY DERIVATIVES		CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Equity contracts	Variation Margin Receivable	$693,630	Variation Margin Payable	$4,286,653	$(3,593,023)
Foreign exchange contracts	Forward foreign currency contracts	—	Forward foreign currency contracts	578,519	(578,519)

	Total	$693,630	Total	$4,865,172	$(4,171,542)

The effects of derivative instruments on the Statement of Operations for the period ended June 30, 2010 are as follows:

	REALIZED GAIN/LOSS		CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Equity contracts	Futures contracts	$(5,805,457)	Futures contracts	$(4,882,131)
Foreign exchange contracts	Forward foreign currency contracts	(1,555,324)	Forward foreign currency contracts	195,898

	Total	$(7,360,781)	Total	$(4,686,233)

AQR Diversified Arbitrage Fund

Fair values of derivative instruments as of June 30, 2010 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	ASSET DERIVATIVES		LIABILITY DERIVATIVES		CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Equity contracts	Swaps, at value	$244,754		$—	$244,754
Equity contracts		—	Call options written, at value	613,256	(613,256)
Equity contracts	Variation Margin Receivable	2,491,296	Variation Margin Payable	—	2,491,296
Foreign exchange contracts	Forward foreign currency contracts	37,793	Unrealized depreciation on Forward foreign currency contracts	—	37,793

	Total	$2,773,843	Total	$613,256	$2,160,587

The effects of derivative instruments on the Statement of Operations for the period ended June 30, 2010 are as follows:

	REALIZED GAIN/LOSS		CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Credit contracts	Swap contracts	$(1,520,705)	Swap contracts	$471,523
Equity contracts	Futures contracts	(436,433)	Futures contracts	2,074,158
Equity contracts	Written options	1,925,628	Written options	443,406
Foreign exchange contracts	Forward foreign currency contracts	160,614	Forward foreign currency contracts	41,340

	Total	$129,104	Total	$3,030,427

AQR Funds	Semi-Annual Report	June 2010	100

Notes to Financial Statements	June 30, 2010 (Unaudited)

AQR Managed Futures Strategy Fund

Fair values of derivative instruments as of June 30, 2010 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	ASSET DERIVATIVES	CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Variation Margin Receivable	$1,630,019	$1,630,019
Foreign exchange contracts	597,294	597,294

Total	$2,227,313	$2,227,313

The effects of derivative instruments on the Statement of Operations for the period ended June 30, 2010 are as follows:

	REALIZED GAIN/LOSS		CHANGE IN UNREALIZED DEPRECIATION
Equity contracts	Futures contracts	$(2,817,773)	Futures contracts	$1,630,019
Foreign exchange contracts	Forward foreign currency contracts	346,362	Forward foreign currency contracts	597,294

	Total	$(2,471,411)	Total	$2,227,313

AQR Momentum Fund

Fair values of derivative instruments as of June 30, 2010 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	LIABILITY DERIVATIVES		CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Equity contracts	Variation Margin Payable	$4,881	$(4,881)

	Total	$4,881	$(4,881)

The effects of derivative instruments on the Statement of Operations for the period ended June 30, 2010 are as follows:

	REALIZED LOSS		CHANGE IN UNREALIZED DEPRECIATION
Equity contracts	Futures contracts	$(397,534)	Futures contracts	$(4,740)

AQR International Momentum Fund

Fair values of derivative instruments as of June 30, 2010 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	ASSET DERIVATIVES		LIABILITY DERIVATIVES		CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Equity contracts	Swaps, at value	$—	Swaps, at value	$216,848	$(216,848)
Foreign exchange contracts	Forward foreign currency contracts	62,982	Forward foreign currency contracts	—	62,982

	Total	$62,982	Total	$216,848	$(153,866)

AQR Funds	Semi-Annual Report	June 2010	101

Notes to Financial Statements	June 30, 2010 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the period ended June 30, 2010 are as follows:

	REALIZED LOSS		CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Equity contracts	Swap contracts	$(199,164)	Swap contracts	$(245,420)
Foreign exchange contracts	Forward foreign currency contracts	(516,047)	Forward foreign currency contracts	231,693

	Total	$(715,211)	Total	$(13,727)

For nonexchange traded derivatives (swaps and forward foreign currency contracts), under standard derivative agreements, the Funds may be required to post collateral on derivatives if a Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

As of June 30, 2010, the following Funds had net liability positions:

FUND	DERIVATIVES IN NET LIABILITY POSITION	COLLATERAL POSTED
AQR Global Equity Fund	$(1,095,940)	$12,069,627
AQR International Equity Fund	(4,171,542)	19,495,712
AQR Momentum Fund	(4,881)	56,963
AQR International Momentum Fund	(153,866)	360,000

For the period ended June 30, 2010, the quarterly average values of the derivatives held by the Funds were as follows:

FUND	SWAP CONTRACTS	FUTURES CONTRACTS*	OPTION CONTRACTS*	FOREIGN FORWARD CURRENCY CONTRACTS*
AQR Global Equity Fund	$—	$(5,548,462)	$—	$27,028,681
AQR International Equity Fund	—	(14,014,191)	—	200,059,131
AQR Diversified Arbitrage Fund	11,015,000	(115,830,319)	(460,787)	261,500,208
AQR Managed Futures Strategy Fund	—	447,272,106	—	(470,501)
AQR Momentum Fund	—	80,460	—	—
AQR Small Cap Momentum Fund	—	—	—	—
AQR International Momentum Fund	2,687,269	—	—	929,353

*	Values as of each quarter end are used to calculate the average represented.

The Funds’ derivative contracts held at June 30, 2010, are not accounted for as hedging instruments under GAAP.

AQR Funds	Semi-Annual Report	June 2010	102

Notes to Financial Statements	June 30, 2010 (Unaudited)

8. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to the Funds pursuant to an Investment Advisory Agreement entered into by the Trust, on behalf of the Funds, dated December 4, 2008, as amended from time to time (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Pursuant to the Advisory Agreement, the Funds pay the Adviser a management fee calculated on the average daily net assets for each Fund, in the ratios below:

FUND	RATIO
AQR Global Equity Fund	0.40%
AQR International Equity Fund	0.45
AQR Diversified Arbitrage Fund	0.70
AQR Managed Futures Strategy Fund	1.05
AQR Momentum Fund	0.25
AQR Small Cap Momentum Fund	0.35
AQR International Momentum Fund	0.35

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through December 31, 2010 for AQR Global Equity Fund and AQR International Equity Fund, May 1, 2011 for AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund. The Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios, exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend expense related to short sales, and extraordinary expenses exceed the following amounts:

FUND CLASS	RATIO
AQR Global Equity Fund — Class I	0.85%
AQR Global Equity Fund — Class N	1.20
AQR Global Equity Fund — Class Y	0.50
AQR International Equity Fund — Class I	0.90
AQR International Equity Fund — Class N	1.25
AQR International Equity Fund — Class Y	0.55
AQR Diversified Arbitrage Fund — Class I	1.20
AQR Diversified Arbitrage Fund — Class N	1.50
AQR Managed Futures Strategy Fund — Class I	1.25
AQR Managed Futures Strategy Fund — Class N	1.50
AQR Momentum Fund — Class L	0.49
AQR Small Cap Momentum Fund — Class L	0.65
AQR International Momentum Fund — Class L	0.65

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. Such repayment shall be made only out of the Class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios reflected in the table above. A repayment shall be payable only to the extent it can be made during the thirty six months following the applicable period during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

AQR Funds	Semi-Annual Report	June 2010	103

Notes to Financial Statements	June 30, 2010 (Unaudited)

For the period ended June 30, 2010, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at June 30, 2010 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED JUNE 30, 2010		TOTAL POTENTIAL RECOUPMENT AMOUNT	POTENTIAL RECOUPMENT AMOUNTS EXPIRING
				DECEMBER 31, 2012		DECEMBER 31, 2013
AQR GLOBAL EQUITY FUND
Class I	$5,878		$5,878	$—		$5,878
Class N	5,680		5,680	—		5,680
Class Y	139,226	**	139,226	—		139,226	**

Totals	$150,784		$150,784	$—		$150,784

AQR INTERNATIONAL EQUITY FUND
Class I	$20,703		$29,033	$8,330		$20,703
Class N	6,291		7,666	1,375		6,291
Class Y	169,504	**	411,644	242,140	*	169,504	**

Totals	$196,498		$448,343	$251,845		$196,498

AQR DIVERSIFIED ARBITRAGE FUND
Class I	$13,217		$315,928	$302,711	*	$13,217
Class N	98,662		301,589	202,927		98,662

Totals	$111,879		$617,517	$505,638		$111,879

AQR MANAGED FUTURES STRATEGY FUND
Class I	$61,421		$61,421	$—		$61,421
Class N	22,555		22,555	—		22,555

Totals	$83,976		$83,976	$—		$83,976

AQR MOMENTUM FUND
Class L	$90,452		$215,711	$125,259		$90,452

AQR SMALL CAP MOMENTUM FUND
Class L	$89,434		$214,026	$124,592		$89,434

AQR INTERNATIONAL MOMENTUM FUND
Class L	$157,639		$279,178	$121,539		$157,639

*	The Adviser has agreed to forgo future recoupments pertaining to Shareholder Servicing Fee Waivers expiring on December 31, 2012 of $281,012 and $20,131 for the AQR International Equity Fund and AQR Diversified Arbitrage Fund, respectively.
**	The Adviser has agreed to forgo future recoupments incurred in the current period pertaining to Shareholder Servicing Fee Waivers expiring on December 31, 2013 of $447,840 and $429,010 for the AQR Global Equity Fund and AQR International Equity Fund, respectively.

Pursuant to the Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust, the Adviser will pay the Sub-Adviser an annual fee, payable quarterly, at the annual rate of 0.70% of the Fund’s average daily net assets.

Bank of New York Mellon serves as the Funds’ Administrator, Custodian and Accounting Agent.

AQR Funds	Semi-Annual Report	June 2010	104

Notes to Financial Statements	June 30, 2010 (Unaudited)

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor. Fees incurred by the Funds to the Transfer Agent for sub-transfer agency services for the period ended June 30, 2010, were as follows:

FUND CLASS	AMOUNT
AQR Global Equity Fund — Class I	$614
AQR Global Equity Fund — Class N	614
AQR Global Equity Fund — Class Y	—
AQR International Equity Fund — Class I	1,232
AQR International Equity Fund — Class N	631
AQR International Equity Fund — Class Y	—
AQR Diversified Arbitrage Fund — Class I	11,817
AQR Diversified Arbitrage Fund — Class N	37,198
AQR Managed Futures Strategy Fund — Class I	779
AQR Managed Futures Strategy Fund — Class N	2,651
AQR Momentum Fund — Class L	631
AQR Small Cap Momentum Fund — Class L	631
AQR International Momentum Fund — Class L	1,418

9. Distribution and Service Plans

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

Pursuant to the Shareholder Services Agreement, between the Trust excluding the AQR Managed Futures Strategy Fund, on behalf of the Funds and the Adviser, the Adviser receives an annual fee (the “Shareholder Services Fee”), payable monthly, at the annual rate of 0.30%, 0.35%, 0.25% and 0.15% of the average daily net assets of the Class I, Class N, Class Y and Class L shares, respectively. The Adviser also provides a wide range of services to the Funds and their shareholders under a separate Shareholder Services Agreement. These services include, among others, access to performance information reporting, analysis and explanations of Fund reports as well as electronic access to Fund information. In addition, the Adviser may, from time to time, compensate third parties (including financial intermediaries) from the fees the Adviser receives under the Shareholder Services Agreement for non-distribution shareholder services such third parties provide to clients or customers that are shareholders of the funds. Fees incurred by the Funds under the Plan and/or the shareholder services agreement for the period ended June 30, 2010, were as follows:

FUND CLASS	AMOUNT
AQR Global Equity Fund — Class I	$1,216
AQR Global Equity Fund — Class N	1,603
AQR Global Equity Fund — Class Y	447,840
AQR International Equity Fund — Class I	90,741
AQR International Equity Fund — Class N	1,038
AQR International Equity Fund — Class Y	429,010
AQR Diversified Arbitrage Fund — Class I	325,535
AQR Diversified Arbitrage Fund — Class N	242,750
AQR Momentum Fund — Class L	8,227
AQR Small Cap Momentum Fund — Class L	3,264
AQR International Momentum Fund — Class L	21,049

Beginning July 1, 2010, the Board approved the elimination of the 0.25% Shareholder Services Fee for the Class Y shares of the Funds, and reduced the fee for Class I shares of the AQR Diversified Arbitrage Fund from 0.30% to 0.25%.

AQR Funds	Semi-Annual Report	June 2010	105

Notes to Financial Statements	June 30, 2010 (Unaudited)

10. Purchases and Redemption of Shares

Investors may purchase shares of a Fund at their net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. Neither the Fund nor the distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them.

Redemption requests will be processed at the next NAV calculated after a redemption request is accepted. The Funds (excluding AQR Diversified Arbitrage Fund) reserve the right to charge a redemption fee of 1% (2% in the case of AQR Global Equity Fund, AQR International Equity Fund and AQR International Momentum Fund), of redemption proceeds on Class I, Class N and Class L shares held for 60 days or less. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders. The AQR Global Equity and AQR International Equity Funds’ Class Y shares charge subscription and redemption fees of 0.10% each, regardless of the period such shares may have been held.

11. In-Kind Transactions

On January 4, 2010, the AQR Global Equity Fund acquired substantially all of the assets and liabilities of three privately offered funds (“Private Funds”) managed by the Adviser in exchange for Class Y shares of the Fund. This transaction was structured to qualify as a tax-free reorganization under the Code. The investment portfolio’s of the Private Funds, with a fair value of $369,372,153 and identified cost of $335,420,940 as of the date of the reorganization, was the principal asset acquired by the Fund. For financial statement purposes, assets received and shares issued by the Fund were recorded at fair value, and the Fund recorded the cost of such investments at their historical cost as recorded by the Private Funds. The cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes. The net assets of the Private Funds at the date of acquisition were $370,340,997, including unrealized appreciation of $33,351,347. The net assets of the Funds immediately after the reorganization were $370,340,997. The Fund had no net assets or liabilities prior to the reorganization.

On August 28, 2009, the AQR International Equity Fund acquired all of the assets and liabilities of a privately offered fund managed by the Adviser in exchange for Class Y shares of the Fund. This transaction was structured to qualify as a tax-free reorganization under the Code. The investment portfolio of the privately offered fund, with a fair value of $273,684,897 and identified cost of $238,063,341 as of the date of the reorganization, was the principal asset acquired by the Fund. For financial statement purposes, assets received and shares issued by the Fund were recorded at fair value, and the Fund recorded the cost of such investments at their historical cost as recorded by the privately offered fund. The cost basis of the investments received from the privately offered fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes. The net assets of the private fund at the date of acquisition were $316,649,561, including unrealized appreciation of $37,442,098. The net assets of the Fund immediately after the reorganization were $316,649,561. The Fund had no net assets or liabilities prior to the reorganization.

12. Risks and Concentrations

By using derivative instruments, the Funds are exposed to the counterparty’s credit risk-the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statement of Assets and Liabilities. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable US companies.

AQR Funds	Semi-Annual Report	June 2010	106

Notes to Financial Statements	June 30, 2010 (Unaudited)

As of June 30, 2010, substantially all of the AQR Global Equity, AQR International Equity and AQR International Momentum Funds’ net assets consisted of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of June 30, 2010, the AQR Diversified Arbitrage Fund pledged a substantial portion of its assets for securities sold short to Goldman Sachs.

A significant portion of the net assets of the AQR Small Cap Momentum Fund are held by the Adviser and its affiliates. Significant shareholder transactions, if any, may impact the Funds’ performance.

13. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued an update to improve disclosure about fair value measurements. This update requires entities to disclose a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, this update clarifies the requirements for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010.

14. Subsequent Events

The Funds have adopted authoritative standards of accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require disclosure.

AQR Funds	Semi-Annual Report	June 2010	107

Fund Expense Examples (Unaudited)

June 30, 2010

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ended 6/30/10” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 6/30/10	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDED 6/30/10
AQR Global Equity Fund
Class Y (1)	1/4/10
Actual Return	$1,000.00	$ 907.00	0.51%	$2.41(a)
Hypothetical 5% return	$1,000.00	$1,022.27	0.51%	$2.56(b)
Class I (1)	1/4/10
Actual Return	$1,000.00	$ 905.00	0.86%	$4.06(a)
Hypothetical 5% return	$1,000.00	$1,020.53	0.86%	$4.31(b)
Class N (1)	1/4/10
Actual Return	$1,000.00	$ 903.00	1.21%	$5.61(a)
Hypothetical 5% return	$1,000.00	$1,018.79	1.21%	$6.06(b)

AQR International Equity Fund
Class Y	12/31/09
Actual Return	$1,000.00	$ 858.27	0.56%	$2.58(b)
Hypothetical 5% return	$1,000.00	$1,022.02	0.56%	$2.81(b)

AQR Funds	Semi-Annual Report	June 2010	108

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 6/30/10	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDED 6/30/10
Class I	12/31/09
Actual Return	$1,000.00	$ 856.85	0.91%	$4.19(b)
Hypothetical 5% return	$1,000.00	$1,020.28	0.91%	$4.56(b)
Class N	12/31/09
Actual Return	$1,000.00	$ 858.73	1.26%	$5.81(b)
Hypothetical 5% return	$1,000.00	$1,018.55	1.26%	$6.31(b)
AQR Diversified Arbitrage Fund
Class I	12/31/09
Actual Return	$1,000.00	$1,008.34	2.50%	$12.45(b)
Hypothetical 5% return	$1,000.00	$1,012.40	2.50%	$12.47(b)
Class N	12/31/09
Actual Return	$1,000.00	$1,006.50	2.80%	$13.93(b)
Hypothetical 5% return	$1,000.00	$1,010.91	2.80%	$13.96(b)
AQR Managed Futures Strategy Fund
Class I (2)	1/6/10
Actual Return	$1,000.00	$ 980.00	1.26%	$6.01(c)
Hypothetical 5% return	$1,000.00	$1,018.55	1.26%	$6.31(b)
Class N (2)	1/6/10
Actual Return	$1,000.00	$ 979.00	1.51%	$7.20(c)
Hypothetical 5% return	$1,000.00	$1,017.31	1.51%	$7.55(b)

AQR Momentum Fund
Class L	12/31/09
Actual Return	$1,000.00	$ 926.99	0.49%	$2.34(b)
Hypothetical 5% return	$1,000.00	$1,022.36	0.49%	$2.46(b)

AQR Small Cap Momentum Fund
Class L	12/31/09
Actual Return	$1,000.00	$ 976.32	0.65%	$3.19(b)
Hypothetical 5% return	$1,000.00	$1,021.57	0.65%	$3.26(b)

AQR International Momentum Fund
Class L	12/31/09
Actual Return	$1,000.00	$ 875.63	0.65%	$3.02(b)
Hypothetical 5% return	$1,000.00	$1,021.57	0.65%	$3.26(b)

(1)	Commencement of operations was January 4, 2010.
(2)	Commencement of operations was January 6, 2010.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multipled by the average account value for the period, multipled by 178/365 (to reflect the period since commencement of operations).
(b)	Expenses are calculated using each Class’ annualized expense ratio, multipled by the average account value for the period, multipled by 181/365 (to reflect the one-half year period).
(c)	Expenses are calculated using each Class’ annualized expense ratio, multipled by the average account value for the period, multipled by 176/365 (to reflect the period since commencement of operations).

AQR Funds	Semi-Annual Report	June 2010	109

Board Approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement

AQR Global Equity Fund, AQR International Equity Fund and AQR Diversified Arbitrage Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met on March 30-31, 2010 to consider the approval of the continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust, on behalf of the AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund (“DAF”), AQR Emerging Markets Fund and AQR International Small Cap Fund (the “Funds”), and AQR Capital Management, LLC (“AQR”), and the approval of the continuation of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Trust, on behalf of DAF, AQR and CNH Partners, LLC (“CNH” or the “Sub-Adviser”). In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board requested, reviewed, and considered materials furnished by AQR and CNH relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement. These materials included (i) memoranda and materials prepared by AQR, describing personnel and services provided to the Funds; (ii) memoranda and materials prepared by CNH, describing personnel and services provided to DAF; (iii) performance information of the Funds relevant to consideration of the Investment Advisory Agreement and Sub-Advisory Agreement; (iv) information independently compiled and prepared by Lipper, Inc. (“Lipper”) relating to the Funds’ fees and expenses; (v) a discussion of the financial statements of AQR and CNH; and (vi) a discussion of the compliance programs of AQR and CNH and regulatory exam histories of each. AQR and the Sub-Advisor are referred to herein as the “Adviser,” as applicable. The Investment Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Advisory Agreement,” as applicable.

At the meeting held on March 30-31, 2010, the Board, including the Board Members who are not “interested persons” as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional one-year period. The Board considered all factors it believed relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Funds and the Adviser’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted that the Adviser intended to present a formal proposal to restructure the fees for certain Funds at an upcoming meeting of the Board. The Board noted that it discussed the proposal with the Adviser at the March 30-31, 2010 meeting and considered the proposal’s impact. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement:

The nature, extent and quality of the services provided by the Adviser. The Board Members reviewed the services provided by the Adviser to the Funds under the Advisory Agreement. The Board considered the size and experience of the Adviser’s staff, its use of technology, and each Fund’s investment objective, strategy and process. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services provided to the Funds, the Board Members took into account detailed discussions they had with officers of the Adviser regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund that commenced operations.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR provides administrative services, has responsibility for overseeing CNH, with respect to DAF, Fund accounting, marketing services as well as provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board reviewed the compliance and administrative services provided to the Funds by AQR. The Board also reviewed a wide range of services provided to the Fund’s shareholders under the shareholder services agreement between the Trust, on behalf of the Fund, and AQR (the “Shareholder Services Agreement”). These services include access to performance information reporting, analysis and explanations of Fund reports, and electronic access to Fund information.

AQR Funds	Semi-Annual Report	June 2010	110

Board Approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with counsel to discuss and consider the Advisory Agreement. Based on the presentations at the

March 30-31, 2010 Board meeting, the Board concluded that the continuation of the Advisory Agreement was in the best interests of each Fund.

Investment Performance of the Funds and the Adviser’s Portfolio Management. The Board considered the investment performance of each Fund that had commenced operations. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Adviser’s success in reaching such goals as well as the performance of the Funds relative to their peers. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds.

The Advisory Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the advisory fees paid by the Funds to the Adviser pursuant to the Advisory Agreement. The Board also examined the fees paid to other investment managers by comparable funds in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by Lipper. The report showed comparative fee information for each Fund’s expense group and expense universe, including expense comparisons of contractual management fees and actual total operating expenses. The Board noted that each Fund’s contractual advisory fee was lower than or equal to the median contractual advisory fees paid by the applicable funds in the Funds’ expense group and expense universe.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities. The Board also took into consideration the Adviser’s profits from the management of other private accounts in addition to the Funds. The Board reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial statements. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

The Board concluded that the advisory fee for each Fund is reasonable. The Board concluded that the sub-advisory fee for DAF is reasonable.

Economies of Scale. The Adviser provided to the Board Members information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. The Board noted that the Funds currently do not have breakpoints in their advisory fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. However, the Adviser presented information to show that the fees were set at a level that is competitive relative to funds of a larger scale. The Board Members also discussed the Adviser’s intent to consider the implementation of breakpoints to the investment advisory fee for certain Funds prior to the next renewal of the Advisory Agreement. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Fund, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firms’ various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

AQR Funds	Semi-Annual Report	June 2010	111

Board Approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the advisory fee rates and total expense ratios are reasonable in relation to the services provided by the Adviser to the Funds, as well as the costs incurred and benefits gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the continuation of the Investment Advisory Agreement with respect to the Funds and the Sub-Advisory Agreement with respect to DAF. The Independent Board Members were represented by counsel who assisted them in their deliberations.

AQR Funds	Semi-Annual Report	June 2010	112

Board Approval of the New Investment Management Agreement and the Amended and Restated Investment Sub-Advisory Agreement

AQR Diversified Arbitrage Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met on June 9-10, 2010 to consider the approval of the new investment management agreement (the “New Management Agreement”) between the Trust, on behalf of the AQR Diversified Arbitrage Fund (the “Fund”), and AQR Capital Management, LLC (“AQR” or the “Adviser”), and the approval of the amended and restated investment sub-advisory agreement (the “Amended Sub-Advisory Agreement”) by and among the Trust, on behalf of DAF, AQR and CNH Partners, LLC (“CNH” or the “Sub-Adviser”). At an in-person Board meeting held on June 9-10, 2010, the Board Members, including the Independent Board Members unanimously approved the New Management Agreement and the Amended Sub-Advisory Agreement.

In March 2010, the Board performed a full annual review of the Advisory Agreement and the Sub-Advisory Agreement for DAF as discussed above and, after reviewing, among other things, the investment capabilities, resources and personnel of the Adviser and Sub-Adviser, determined that the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the Advisory and Sub-Advisory Agreements were appropriate. The Board also determined that the advisory and shareholder services fees paid by the Fund, taking into account any applicable agreed-upon fee waivers, were fair and reasonable in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. (“Lipper”)) and such other factors as the Board Members considered relevant in the exercise of their reasonable judgment. At the March 2010 Board meeting, the Board considered that the Adviser intended to present the proposal to restructure the fees in order to consolidate the advisory fee and the shareholder and administrative services fee into one combined fee pursuant to one combined agreement. The Board considered that it discussed the proposal with the Adviser at the March 2010 meeting and considered the proposal’s impact when approving the Advisory and Sub-Advisory Agreements for the Fund.

In accordance with Section 15(c) of the 1940 Act, in advance of both the March 2010 and the June 2010 Board meetings, the Board requested, reviewed, and considered materials furnished by the Adviser and Sub-Adviser relevant to the Board’s consideration of whether to approve the New Management Agreement and Amended Sub-Advisory Agreement. These materials included (i) memoranda and materials prepared by the Adviser and the Sub-Adviser describing personnel and services provided to the Fund; (ii) performance information of the Fund; (iii) information independently compiled and prepared by Lipper relating to the Fund’s fees and expenses under both the Advisory Agreement and the New Management Agreement; (iv) materials relating to the effect of the proposed fee and agreement restructuring would have on the net expenses of the Fund and the services to be provided to the Fund under the New Management Agreement; (v) a discussion of the financial statements of the Adviser and the Sub-Adviser; and (vii) a discussion of the compliance programs of the Adviser and the Sub-Adviser and regulatory exam histories of each. For purposes of the discussion below, the Adviser and the Sub-Adviser are referred to as the “Adviser,” as applicable. The New Management Agreement and the Amended Sub-Advisory Agreement are referred to herein as the “Agreement,” as applicable.

At the meeting held on June 9-10, 2010, the Board, including the Independent Board Members, unanimously approved the New Management Agreement and the Amended Sub-Advisory Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Fund and the Adviser’s portfolio management; (c) the management fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Fund’s portfolio holdings and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the New Management Agreement and the Amended Sub-Advisory Agreement:

The nature, extent and quality of the services provided by the Adviser. The Board reviewed the services provided by the Adviser to the Fund under the Agreement. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Fund’s investment objective, strategy and process. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services provided to

AQR Funds	Semi-Annual Report	June 2010	113

Board Approval of the New Investment Management Agreement and the Amended and Restated Investment Sub-Advisory Agreement

the Fund, the Board took into account detailed discussions they had with officers of the Adviser regarding the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions entered into on behalf of the Fund that commenced operations.

In addition to the investment advisory services provided to the Fund, the Board considered that the Adviser will provide certain shareholder and administrative services pursuant to the New Management Agreement, along with continuing to overseeing the Sub-Adviser, Fund accounting, marketing services as well as providing assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board reviewed the compliance and administrative services provided to the Fund by the Adviser. The Board considered that the Adviser represented that the nature and level of investment advisory services currently being performed by the Adviser will not diminish in any way as a result of the proposals.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with counsel to discuss and consider the New Management Agreement and the Amended Sub-Advisory Agreement. Based on the presentations at the March 30-31, 2010 and June 9-10, 2010 Board meetings, the Board concluded that the New Management Agreement and the Amended Sub-Advisory Agreement were in the best interests of the Fund.

Investment Performance of the Fund and the Adviser’s Portfolio Management. The Board considered the investment performance of the Fund. In particular, the Board considered the investment performance of the Fund relative to its stated objectives and the Adviser’s success in reaching such goals as well as the performance of the Fund relative to its peers. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Fund.

The Management Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Fund. The Board, including the Independent Board Members, received and reviewed information regarding the management fee to be paid by the Fund to the Adviser pursuant to the New Management Agreement. The Board also examined the fees paid to other investment managers by comparable funds in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Fund.

To assist in this analysis, the Board received a report independently prepared by Lipper. The report showed comparative fee information for the Fund’s expense group and expense universe, including expense comparisons of contractual management fees and actual total operating expenses. The Board considered that the Fund’s contractual management fee was lower than or equal to the median contractual advisory fees paid by the applicable funds in the Fund’s expense group and expense universe.

The Board received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities. The Board also took into consideration the Adviser’s profits from the management of other private accounts in addition to the Fund. The Board reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial statements. The purpose of the review was to help the Board determine whether the firm has the necessary resources to continue to provide high-quality services to the Fund and attract and retain high-quality employees.

The Board considered that the net fees payable by the Fund to the Adviser will not increase as a result of the Agreement. While the contractual management fee payable by the Fund to the Adviser pursuant to the New Management Agreement is higher than the contractual advisory fee payable by the Fund to the Adviser pursuant to the Advisory Agreement, the net fees payable to the Adviser will not increase because the Shareholder Services Agreement will be terminated. The Board also considered that for Class N shareholders, fees payable to the Adviser will in fact decrease.

The Board concluded that the proposal to restructure to the fees payable to the Adviser such that the advisory fee and shareholder and administrative services fee will be combined into one management fee for the Fund is reasonable.

AQR Funds	Semi-Annual Report	June 2010	114

Board Approval of the New Investment Management Agreement and the Amended and Restated Investment Sub-Advisory Agreement

Economies of Scale. The Adviser provided to the Board information concerning the extent to which economies of scale may be realized as the Fund grows and whether the new management fee level is reflective of such economies of scale. The Board considered that the Fund currently does not have breakpoints in its management fee that would allow investors to benefit directly in the form of lower fees as Fund assets grew. However, the Adviser presented information to show that the management fee under the New Management Agreement is set at a level that is competitive relative to funds of a larger scale. The Board also considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Fund, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firms’ various advisory clients. The Board considered that the Adviser does not presently intend to make use of soft dollars to acquire third-party research. The Board also considered that the fee restructuring will also allow the Class I shares of the Fund to be marketed and sold as a “no-load fund” under Financial Industry Regulatory Authority rules.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board, including all of the Independent Board Members, concluded that the management fee rate and total expense ratios are reasonable in relation to the services provided by the Adviser to the Fund, as well as the costs incurred and benefits gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the investment management fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, the Board, including the Independent Board Members, unanimously approved the New Management Agreement and the Amended Sub-Advisory Agreement. The Independent Board Members were represented by counsel who assisted them in their deliberations.

AQR Funds	Semi-Annual Report	June 2010	115

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Sub-Adviser

CNH Partners, LLC

Two Greenwich Plaza, 1st Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator & Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.Gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

AQR | FUNDS

P.O. Box 2248
Denver, CO 80201-2248
1-866-290-2688
www.aqrfunds.com

Item 2.	Code of Ethics.

a). Not Applicable.

b). Not Applicable

c). Not Applicable.

d). Not Applicable.

e). Not Applicable.

f). Not Applicable

Item 3.	Audit Committee Financial Expert.

a). Not Applicable

Item 4.	Principal Accountant Fees and Services.

a). Not Applicable

b). Not Applicable

c). Not Applicable

d). Not Applicable

e) Not Applicable

(f) Not Applicable

(g) Not Applicable

(h)Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) Not Applicable

(b) Not Applicable.

Item 6.	Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12.	Exhibits.

(a)(2) Separate certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AQR Funds

By:	/S/ MARCO HANIG
Marco Hanig, Principal Executive Officer

Date: August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: AQR Funds

By:	/S/ MARCO HANIG
Marco Hanig, Principal Executive Officer

Date: August 26, 2010

By:	/S/ NIR MESSAFI
Nir Messafi, Principal Financial Officer

Date: August 26, 2010